Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300

as of December
31, 2021
Central Appalachian Coal Basin
West Virginia, USA
February 2022
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This Technical

Report Summary (
TRS ) was prepared by Marshall Miller & Associates, Inc.
( MM&A )

for the sole

use of
Coronado Global Resources

Inc. (
Coronado ) and its affiliated
and

subsidiary

companies

and

advisors.

Copies

or

references

to

information

in

this

report
may not be used without the written permission of Coronado.
This report provides

a statement

of coal resources

and coal reserves

for Coronado, as

defined
under

the
Australasian Code

for

Reporting of

Exploration

Results, Mineral

Resources
and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart

1300

of

Regulation

S-K
(Regulation

S-K

1300)

promulgated

by
the
United

States

Securities

and

Exchange
Commission

(
SEC )
.

Subject

to

the

comments

below,

this

report

was

also

prepared

in
accordance with

the
Australasian Code for

Public Reporting

of Technical

Assessments
and Valuations of Mineral Assets ( VALMIN Code
).

The

statement

is

based

on

information

provided

by

Coronado

and

reviewed

by

John

W.
Eckman, CPG; and Justin S. Douthat, PE, MBA.
As

noted

above,

this

report

is

a

“Public

Report”

for

the

purposes

of

the

VALMIN

Code.

However,

in accordance with paragraph 12.1

of the VALMIN

Code, it is noted

that this report
is

not

a

“Valuation

of

Mineral

Assets”,

and

it

also

does

not

comply

with

the

following
requirements that apply to “Technical

Assessments” (as defined in the VALMIN Code):
This report does not include a determination of the status of tenure (as required by paragraph 7.2 of the VALMIN Code) on the basis that tenure was separately reviewed by
Coronado’s legal advisors.
This report does

not include

separate commentary on

the reasonableness and

quality of the
Resources

and

Reserves

estimates

and

the

basis

on

which

they

have

been

reported

(as
required

by

paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was
appropriate in circumstances

where MM&A was

engaged for the

specific purpose of

preparing
those estimates

and the

Resource estimates

were prepared

by John

Eckman and

the Reserve
estimates were prepared

by Justin

Douthat, both

of whom

are authors

of this

report.

However,
MM&A notes that, in

accordance with its

usual practice, a separate

team of MM&A

employees
undertook

a

peer

review of

this

report

and

confirmed

that

both

the process

followed

by

the
authors

of

this

report

and

the

estimates

prepared

were

reasonable

and

comply

with

the
requirements of the JORC Code.

Justin Douthat

is a

licensed Professional

Engineers and

Registered Member

of the
Society
of Mining Engineers ( SME )
, Golden, Colorado, USA.

John Eckman is

a Registered Member
of

the
American

Institute

of

Professional

Geologists
( AIPG )
.

SME

and

AIPG

are
Recognized Professional Organizations ( RPOs )
.

Both are full-time employees of Marshall
Miller & Associates, Inc. and recognized as a Qualified Persons ( QPs ).
The

information

in

this

TRS

related

to

coal

resources

and

reserves

is

based

on,

and

fairly
represents,

information

compiled

by

the

QPs.

At

the

time

of

reporting,

MM&A’s

QPs

have

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
sufficient

experience

relevant

to

the

style

of

mineralization

and

type

of

deposit

under
consideration and to

the activity

they are undertaking

to qualify

as a

QP as defined

by the SEC
and the

JORC Code.

Each QP

consents to

the inclusion

in this

report of

the matters

based
on their information in the form and context in which it appears.
Marshall

Miller &

Associates,

Inc. (
MM&A )

hereby

consents to

the use

of the

information
contained in this report dated December 31,

2021, relating to estimates of coal resources

and
coal reserves controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
This report was prepared by:

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
/s/ John W. Eckman February 18, 2022
John W. Eckman, CPG
Senior Geologist
Direct Line: +1 304 809 0664
Email:

john.eckman@mma1.com

Date of Signature
/s/ Justin S. Douthat February 18, 2022
Justin S. Douthat, PE, MBA
Executive Vice President
Direct Line: +1 304 809 0597
Email:

justin.douthat@mma1.com
Date of Signature

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Table

of Contents
1
Executive Summary
1
1.1
Property Description
1
1.2
Ownership
2
1.3
Geology
3
1.4
Exploration Status
3
1.5
Operations and Development
3
1.6
Mineral Resource
4
1.7
Mineral Reserve
4
1.8
Capital Summary
5
1.9
Operating Costs
5
1.10
Economic Evaluation
7
1.10.1
Discounted Cash Flow Analysis
10
1.10.2
Sensitivity Analysis
10
1.11
Permitting
11
1.12
Conclusion and Recommendations
11
2
Introduction
12
2.1
Registrant and Terms

of Reference
12
2.2
Information Sources
12
2.3
Personal Inspections
13
3
Property Description
13
3.1
Location
13
3.2
Titles, Claims or Leases
13
3.3
Mineral Rights
13
3.4
Encumbrances
14
3.5
Other Risks
14
4
Accessibility, Climate, Local Resources, Infrastructure and Physiography
15
4.1
Topography,

Elevation, and Vegetation
15
4.2
Access and Transport
15
4.3
Proximity to Population Centers
15
4.4
Climate and Length of Operating Season
15
4.5
Infrastructure
16
5
History
16
5.1
Previous Operation
16

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
5.2
PREVIOUS EXPLORATION
16
6
GEOLOGICAL SETTING, MINERALIZATION AND DEPOSIT
17
6.1
REGIONAL, LOCAL AND PROPERTY GEOLOGY
17
6.2
MINERALIZATION
18
6.3
DEPOSITS
18
7
EXPLORATION
19
7.1
NATURE AND EXTENT OF EXPLORATION
19
7.2
NON-DRILLING PROCEDURES AND PARAMETERS
21
7.3
DRILLING PROCEDURES
21
7.4
HYDROLOGY
21
7.5
GEOTECHNICAL DATA
22
8
SAMPLE PREPARATION,

ANALYSES

AND SECURITY
22
8.1
PRIOR TO SENDING TO THE LAB
22
8.2
LAB PROCEDURES
22
9
DATA

VERIFICATION
23
9.1
PROCEDURES OF QUALIFIED PERSON
23
9.2
LIMITATIONS
23
9.3
OPINION OF QUALIFIED PERSON
23
10
MINERAL PROCESSING AND METALLURGICAL TESTING
24
10.1
TESTING PROCEDURES
24
10.2
RELATIONSHIP OF TESTS TO

THE WHOLE
24
10.3
LAB INFORMATION
24
10.4
RELEVANT

RESULTS
25
11
MINERAL RESOURCE ESTIMATES
25
11.1
ASSUMPTIONS, PARAMETERS AND METHODOLOGY
25
11.1.1
GEOSTATISTICAL

ANALYSIS
27
11.2
QUALIFIED PERSON’S ESTIMATES
30
11.3
RESOURCES EXCLUSIVE OF RESERVES
31
11.3.1
INITIAL ECONOMIC ASSESSMENT
3
2
11.4
QUALIFIED PERSON’S OPINION
32
12
MINERAL RESERVE ESTIMATES
33
12.1
ASSUMPTIONS, PARAMETERS AND METHODOLOGY
33
12.2
QUALIFIED PERSON’S ESTIMATES
34
12.3
QUALIFIED PERSON’S OPINION
35

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
13
Mining Methods
36
13.1
Geotech and Hydrology
36
13.2
Production Rates
36
13.3
Mining Related Requirements
37
13.3.1
Underground
37
13.3.2
Surface Mine
37
13.3.3
HWM
38
13.4
Required Equipment and Personnel
38
13.4.1
Underground Mines
38
13.4.2
Surface Mines and Highwall Miners
45
14
Processing and Recovery Methods
48
14.1
Description or Flowsheet
36
14.2
Requirements for Energy, Water,

Material and Personnel
36
15
Infrastructure
49
16
Market Studies
50
16.1
Market Description
50
16.2
Price Forecasts
51
16.3
Contract Requirements
52
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements
with Local Individuals
52
17.1
Results of Studies
52
17.2
Requirements and Plans for Waste Disposal
52
17.3
Permit Requirements and Status
52
17.4
Local Plans, Negotiations or Agreements
55
17.5
Mine Closure Plans
55
17.6
Qualified Person’s Opinion
55
18
Capital and Operating Costs
55
18.1
Capital Cost Estimate
56
18.2
Operating Cost Estimate
56
19
Economic Analysis
57
19.1
Assumptions, Parameters and Methods
57
19.2
Results
63
19.3
Sensitivity
63
20
Adjacent Properties
64
20.1 Information Used 64

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
21
Other Relevant Data and Information
64
22
Interpretation and Conclusions
64
22.1 Conclusion 64
22.2 Risk Factors 64
22.2.1 Governing Assumptions 65
22.2.2 Limitations 66
22.2.3 Methodology 66
22.2.4 Development of the Risk Matrix 67
22.2.5 Categorization of Risk Levels and Color Code Convention 69
22.2.6 Description of the Coal Property 69
22.2.7 Summary of Residual Risk Ratings 70
22.2.8 Risk Factors 70
23
Recommendations
77
24
References
77
25
Reliance on Information Provided by the Registrant
77
Figures (in Report)
Figure 1-1:

Coronado Logan Property Location Map
2
Figure 1-2:

CAPEX
5
Figure 1-3:

OPEX
6
Figure 1-4:

Sensitivity of NPV
11
Figure 6-1:

Logan Stratigraphic Column
18
Figure 7-1:

Logan Cross-Section
20
Figure 11-1:

Histogram of the Total

Seam Thickness for the No. 2 Gas Seam Present in
the Logan Complex
28
Figure 11-2:

Scatter plot of the Total

Seam Thickness for the No. 2 Gas Seam Present
in the Logan Complex
28
Figure 11-3: Variogram

of the Total

Seam Thickness for the No. 2 Gas Seam

Present in
the Logan Complex
29
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex
30
Figure 11-5:

Results of Initial Economic Assessment
32
Figure 15-1:

Logan Surface Facilities
50
Figure 18-1:

CAPEX
57
Figure 19-1:

Cash Costs per Tonne
60
Figure 19-2:

Sensitivity of NPV
63
Tables

(in Report)
Table

1-1:

Coal Resources Summary as of December 31, 2021 (Mt)
4
Table

1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2021 (Mt)
4

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31,
2021 (Mt)
5
Table

1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
7
Table

1-5:

Project Cash Flow Summary ($000)
*
9
Table

11-1:

General Reserve & Resource Criteria
26
Table

11-2:

DHSA Results Summary for Radius from a Central Point
30
Table

11-3:

Coal Resources Summary as of December 31, 2021 (Mt)
31
Table

11-4:

Results of Initial Economic Assessment
32
Table

12-1:

Coal Reserves Summary (ROM Basis (Moist)) as of December 31, 2021
(Mt)
35
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31,
2021 (Mt)
35
Table

13-1:

Underground Summary of Production by Year

(000)
464
6
Table

13-2:

Surface Summary of Production by Year

(000)
47
Table

13-3:

Highwall Summary of Production by Year

(000)
48
Table

16-1:

Quality Specifications by Product
51
Table

17-1:

Logan Mining Permits
54
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs
57
Table

18-2:

Logan Operating Costs
57
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
60
Table

19-2:

Summary of Logan Key Financial Performance Metrics (2022-2029)
61
Table

19-3:

Project Cash Flow Summary ($000)
*
62
Table

22-1:

Probability Level Table
67
Table

22-2:

Consequence Level Table
68
Table

22-3:

Risk Matrix
69
Table

22-4:

Risk Assessment Matrix
70
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
71
Table

22-6:

Environmental (Risks 3 and 4)
72
Table

22-7:

Regulatory Requirements (Risk 5)
72
Table

22-8:

Market and Transportation (Risk 6)
73
Table

22-9:

Market and Transportation (Risk 7)
73
Table

22-10:

Methane Management (Risk 8)
74
Table

22-11:

Mine Fires (Risk 9)
75
Table

22-12:

Highwall Failure (Risk 10)
75
Table

22-13:

Availability of Supplies and Equipment (Risk 11)
76
Table

22-14:

Labor – Work Stoppage (Risk 12)
76
Table

22-15:

Labor – Retirement (Risk 13)
77
Table

25-1:

Information from Registrant Relied Upon by MM&A
78
Appendices
A
Biographies
B
Maps
C
Glossary of Terms
D
Initial Economic Assessment for Resources Exclusive of Reserves
E
JORC Table

1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1

Property Description
Coronado Global

Resources Inc.

(
Coronado )
authorized Marshall

Miller &

Associates,
Inc. ( MM&A )

to prepare this

Technical Report Summary (TRS) of its

controlled coal resources
and reserves located at

the
Logan County Complex

(
Logan )

in Boone, Logan and

Wyoming
Counties, West Virginia (the Property
).

The report provides

a statement of

coal resources

and
coal

reserves

for

Coronado,

as

defined

under

the
Australasian

Code

for

Reporting

of
Exploration Results,

Mineral Resources and

Ore Reserves
( JORC Code
) as well

as under
Subpart

1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States
Securities and

Exchange Commission

(
SEC ) .

This report

was also

prepared in

accordance
with

the
Australasian

Code

for

Public

Reporting

of

Technical

Assessments

and
Valuations of Mineral Assets ( VALMIN Code ).
Coal resources and coal reserves are herein

reported in metric units of measurement and

are
rounded to millions of metric tonnes ( Mt ).
Surface facilities for

the operations are

located along Buffalo

Creek and a
CSX Corporation
( CSX )

rail

line

about

21

kilometers

north-northeast

of

Man,

West

Virginia

(see
Figure

1-1
).

The Property

is composed

of 13,138

total hectares,

13,069 of

which are

leased from

private
landholders

under

approximately

15

individual

leases,

and

69

hectares

are

owned

by
Coronado.

Subject

to

Coronado

exercising

its

renewal

rights

thereunder,

a

majority

of

the
leases, covering a majority

of the Logan reserves, expire

upon exhaustion of the

relevant coal
reserves, which is expected to

occur in 2053.

One lease expires in

2032; however, Coronado
is projected to have previously exhausted the reserves covered thereby.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Coronado Logan Property Location Map
1.2

Ownership
The Logan

properties started

mining in

1945 by
Lorado Mining

Company
.

The properties
were

sold

to
Buffalo

Mining

Company

in

1964

and

then

to
Pittston

Coal

Company
( Pittston )

in

1971.

Pittston

operated

the

properties

until

the

early

1990’s

when

it

idled

the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
mine complex and then sold them to Addington Resources

in 2004.

Production resumed in
2005.

Imagin

Natural

Resources

acquired

the

properties

in

2007

and

sold

to
Cleveland-
Cliffs Inc. ( Cliffs )

in 2011, which in turn sold the properties to Coronado in 2014.
1.3

Geology
Operations at the Logan Mine Complex extract multiple coal seams by both underground and surface

mining

methods.

The

coal-bearing

formation

of

interest

at

Logan

is

primarily

the
Kanawha Formation, which

comprises a major

portion of the

exposed ridges.

The Kanawha
Formation is a coal

bearing sequence of sandstones,

siltstones, shales, and mudstones

with
minor occurrences of siderite, limestone and flint clay.
Coronado
mines several horizons

within the Kanawha

formation.

The horizons are

as follows:

Buffalo Creek, Upper Clarion Rider, Clarion, Lower Clarion,

Upper Stockton, Lower Stockton,
Upper Coalburg, Lower Coalburg, Lower Dorothy, Upper Winifrede, Lower Winifrede,

Chilton-
A,

Chilton,

Upper

Cedar

Grove,

Middle

Cedar

Grove,

Lower

Cedar

Grove,

2

Gas,

Upper
Powellton, Lower Powellton, Eagle, and Lower War Eagle.
1.4

Exploration Status
The

Property

has

been

extensively

explored,

largely

by

drilling

using

continuous

coring
methods,

rotary

drilling

but

also

by

obtaining

coal

measurements

at

mine

exposures.

The
majority of

the data

was acquired

or generated

by previous

owners of

the Property.

These
sources

comprise

the

primary

data

used

in

the

evaluation

of

the

coal

resources

and

coal
reserves

on

the

Property.

MM&A

examined

the

data

available

for

the

evaluation

and
incorporated all

pertinent information

into this

TRS.

Where data

appeared to

be anomalous
or

not

representative,

that

data

was

excluded

from

the

digital

databases

and

subsequent
processing by MM&A.

Ongoing exploration

has been

carried out

by Coronado

since acquiring

the Logan

Complex.

The Coronado acquired exploration data has been consistent with past drilling activities.
1.5

Operations and Development
As of December 31, 2021, underground

mine operations were active at the Lower

War Eagle,
Eagle

No.

1

and

Muddy

Bridge

Mines

with

three,

three

or

two

active

mining

sections,
respectively using the room-and-pillar

method.

In addition, Coronado operates

a single active
underground

room-and-pillar

section

in

the

Powellton

No.

1

Mine.

Annual

deep

mine
production peaks at approximately 2.5

Mt in 2027.

One active surface mine, Toney Fork, was
also

operating.

Surface

production

is

projected

to

peak

at

1.4

Mt

in

2034.

Highwall

miner
production

is

also

projected

to

resume

in

2023

with

a

peak

in

2033

at

0.74

Mt.

Overall
production will continue until 2053 with peak production occurring in 2033 at 4.2 Mt.
The Logan County Complex

includes the Saunders

Preparation Plant in addition

to the mines.

The

plant

site

includes raw

coal

storage,

clean

coal

storage,

a

railroad

loadout,

and

refuse
disposal area.

The plant has a feed rate capacity of 1,088 raw tonnes per hour.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
1.6

Mineral Resource
Mineral

resources,

representing

in-situ

coal

in

which

a

portion

of

reserves

are

derived,

are
presented

below.

A

coal

resource

estimate,

summarized

in
Table

1-1
,

was

prepared

as

of
December 31, 2021, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2021

(Mt)

Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
129.6 47.7 0.0 177.3
24 1.0 28
Exclusive of Reserves
45.8 37.0 3.4 86.2
Total 12/31/2021
175.4 84.7 3.4 263.5
Note:

Resource tonnes are inclusive of reserve

tonnes since they include the in-situ tonnes from

which recoverable coal
reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 82.8 Mt of dry, in-place measured and indicated resource tonnes exclusive of reserves as of December
31, 2021.
1.7

Mineral Reserve
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource

tons

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining,

processing,

infrastructure,

economic

(including

estimates

of

capital,

revenue,

and
cost), marketing, legal, environmental, socio-economic and regulatory factors.

The Resource
estimate has been used as the basis for this Reserve calculation, which utilizes a reasonable
Preliminary Feasibility Study,

a Life-of Mine

(
LOM
) Mine

Plan and practical

recovery factors.

Production modeling was completed

with an effective start

date of October 1,

2021.

Additions
and depletion have been used to bring the Reserve estimate forward to December 31, 2021.
Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve,

which
include

the

following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine
recovery; lack of

access; geological encumbrances

associated with overlying

and underlying
strata;

seam

thinning;

structural

complication;

and

insufficient

exploration

have

all

been
considered.

Reserve consideration

excludes those

portions of

the resource

area which

exhibit
the aforementioned geological

and operational encumbrances.

Coal reserves are presented
on a run-of-mine ( ROM ) basis in
Table

1-2.
Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December

31, 2021 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine
Complex 94.9 42.0 136.9 38.5 98.4 0.0 136.9 49 0.9 20
Proven

and

probable

coal

reserve

were

derived

from

the

defined

in-situ

coal

resource
considering relevant

processing, economic

(including technical

estimates of

capital, revenue
and cost),

marketing, legal,

environmental, socioeconomic,

and regulatory

factors.

The proven
and probable coal reserves on the Property are summarized below in
Table

1-3.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of

December 31, 2021 (Mt)

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, MT)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County
Complex 53.4 20.1 73.4 33.4 40.1 0.0 73.4 8 0.9 35
Note: Marketable reserve tonnes are reported on

a moist basis, including a combination of surface

and inherent moisture.

The
combination of surface and inherent moisture is

modeled between 4.5 and 6-percent, depending

upon mining method.

Actual
product moisture is dependent upon multiple geological

factors, operational factors, and product contract

specifications and can
exceed 8-percent.

As such, the modeled moisture values provide a level

of conservatism for reserve reporting.
In summary, Coronado controls a total of 73.4 Mt (moist basis) of marketable coal reserves at
Logan

as

of

December 31,

2021.

Of

that

total,

73

percent

are

proven,

and

27

percent

are
probable.

All 73.4

Mt are leased

coal reserves and

are assigned.

Approximately 68.7

Mt of
reserves are considered suitable for the metallurgical coal market and 4.8 Mt are projected to be sold into the thermal coal market.

1.8

Capital Summary
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Logan.

MM&A’s

capital

schedules

assume

that

major

equipment

rebuilds

occur

over

the

course

of
each machine’s

remaining assumed

operating life.

Replacement equipment

was scheduled
based

on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry

standards
with respect to

the useful life of

such equipment.

A summary of

the estimated capital for

the
Property is provided in Figure 1-2

below.
Figure 1-2:

CAPEX
1.9

Operating Costs
Coronado provided

historical and

preliminary 5-year

projections of

operating costs

for its

active
mines

for

MM&A’s

review.

MM&A

used

the

historical

and/or

budget

cost

information

as

a
reference and developed personnel schedules for each mine.

Hourly labor rates and salaries

Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
Other
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$/Tonne
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
were

based

upon

information

contained

in

Coronado’s

financial

summaries.

Fringe

benefit
costs were developed

for vacation and

holidays, federal and

state unemployment insurance,
retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare and bonuses.
For the

underground operations,

a

cost factor

for

mine

supplies was

developed

that relates
expenditures

to

mine

advance

rates

for

roof

control

costs

and

other

mine

supply

costs

at
underground mines.

Other factors were developed for maintenance and repair

costs, rentals,
mine power, outside services and other direct mining costs.

Surface mine

direct operating

costs were

developed as

a function

of overburden

ratio for

repair
and maintenance

supplies, diesel

fuel, explosives

and blasting,

and miscellaneous

supplies
and services.
Operating costs for highwall mines are based on costs per ROM tonne estimates.
Operating costs factors were also developed for the coal preparation plant processing, refuse handling, coal loading, property taxes, and insurance and bonding.
Appropriate royalty rates

were assigned for

production from leased

coal lands and sales

taxes
were calculated for

state severance taxes,

the federal black

lung excise tax, and

federal and
state reclamation fees.
A summary of the projected operating costs for the Property is provided in Figure 1-3 .
Figure 1-3:

OPEX

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
1.10

Economic Evaluation
The pre-feasibility financial model

prepared for this TRS was

developed to test the economic
viability

of

the

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to
represent

a

bankable feasibility

study,

required for

financing of

any current

or future

mining
operations

contemplated

for

the

Coronado

properties,

but

are

intended

to

establish

the
economic

viability

of

the

estimated

coal

reserves.

Cash

flows

are

simulated

on

an

annual
basis in nominal dollars assuming a

2% inflation rate based on projected production

from the
coal reserves.

The discounted

cash flow analysis

presented herein

is based

on an effective
date of January 1, 2022.

On

an

un-levered

basis,

the

net

present

value

(
NPV
)

of

the

project

cash

flow

after

taxes
represents the Enterprise Value of the project.

The project cash flow, excluding debt service,
is calculated

by subtracting

direct and

indirect operating

expenses and

capital expenditures
from

revenue.

Direct

costs

include

labor,

operating

supplies,

maintenance

and

repairs,
facilities

costs

for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,
reclamation and general and administrative costs.

Indirect costs include statutory and legally
agreed upon fees

related to direct

extraction of the

mineral.

The indirect costs

are the Federal
black lung tax, Federal and State reclamation taxes, property taxes, coal production royalties,
and income taxes.

Table

1-4

shows

LOM

tonnage,

profit

&

loss

(
P&L
),

and

earnings

before

income

tax,
depreciation & amortization ( EBITDA ) for Logan.
Table 1-4:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax P&L Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton

1,607

$32,285

$20.08

$54,357

$33.82

Eagle No. 1 (Toney Fork)

12,504

$91,928

$7.35

$205,032

$16.40

Elk Lick Chilton

3,809

$116,111

$30.48

$150,035

$39.39

Lower Powellton

5,095

$102,826

$20.18

$164,666

$32.32

Lower War Eagle

7,105

$207,728

$29.24

$308,368

$43.40

Powellton No. 1

3,677

$97,593

$26.54

$151,180

$41.12

Muddy Br No.2 Gas

4,188

$270,115

$64.50

$313,447

$74.85

Upper Winifrede

1,794

$57,593

$32.11

$78,591

$43.82

Winifrede (Chilton Rider)

278

$1,052

$3.79

$5,158

$18.58

Consolidated Deep Mines

40,057

$977,232

$24.40

$1,430,834

$35.72

Surface Mines
Toney Fork Surf

6,698

$30,295

$4.52

$142,924

$21.34

Buffalo Cr South Area

8,728

$97,428

$11.16

$221,170

$25.34

Sugar Camp Area 1

5,221

$32,688

$6.26

$148,325

$28.41

Surface Mines Consolidated

20,646

$160,411

$7.77

$512,419

$24.82

Highwall Miner (HWM)
Operations
Toney Fork HWM

4,705

$254,021

$53.99

$256,385

$54.49

Buffalo Cr South HWM

6,532

$439,179

$67.23

$440,183

$67.39

Sugar Camp HWM

1,501

$98,208

$65.43

$98,208

$65.43

HWM Consolidated

12,738

$791,408

$62.13

$794,775

$62.39

Grand Total

73,441

$1,929,050

$26.27

$2,738,028

$37.28

* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal
represents 0.04% of the total production, and none of this coal was included in the estimate of reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
As shown in
Table

1-4,

the Logan operations

show positive EBITDA

over the LOM.

Overall,
the

Coronado

consolidated

operations

show

positive

LOM

P&L

and

LOM

EBITDA

of

$1.9
billion and $2.7 billion, respectively.

Coronado’s consolidated

Logan cash

flow summary

in nominal

dollars assuming

a 2%

inflation
rate, excluding debt service, is shown in
Table

1-5

below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Table 1-5:

Project Cash Flow Summary ($000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2022 2023 2024 2025 2026
Production & Sales tonnes 73,441 2,250 2,919 2,903 3,213 3,067
Total

Revenue
$9,980,224 $420,654 $344,156 $337,534 $394,845 $389,424
EBITDA $2,738,028 $200,726 $78,732 $78,233 $110,802 $107,624
Net Income $1,610,525 $120,459 $34,650 $29,605 $61,436 $59,748
Net Cash Provided by Operating Activities $2,372,457 $125,587 $89,779 $70,664 $90,037 $94,643
Purchases of Property, Plant, and
Equipment $(709,361) $(54,793) $(27,441) $(27,989) $(17,357) $(13,652)
Net Cash Flow $1,663,096 $70,794 $62,338 $42,674 $72,680 $80,991

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2027 2028 2029 2030 2031 2032
Production & Sales tonnes 3,396 3,661 3,579 3,326 2,950 3,438
Total

Revenue
$431,154 $451,609 $445,987 $420,670 $376,614 $440,781
EBITDA $117,770 $119,515 $116,897 $111,475 $78,018 $87,218
Net Income $65,436 $69,828 $70,242 $65,713 $34,306 $33,521
Net Cash Provided by Operating Activities $100,542 $104,726 $104,191 $100,196 $77,188 $77,404
Purchases of Property, Plant, and
Equipment $(59,598) $(28,735) $(27,081) $(31,232) $(48,753) $(71,927)
Net Cash Flow $40,944 $75,991 $77,110 $68,964 $28,435 $5,477

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2033 2034 2035 2036 2037 2038
Production & Sales tonnes 4,156 4,105 3,468 3,753 2,854 3,015
Total

Revenue
$537,477 $534,901 $465,163 $514,566 $405,973 $421,828
EBITDA $142,816 $161,080 $119,812 $148,790 $92,000 $117,900
Net Income $89,651 $103,843 $69,446 $91,589 $53,041 $76,624
Net Cash Provided by Operating Activities $113,575 $136,352 $113,896 $123,326 $92,161 $99,895
Purchases of Property, Plant, and
Equipment $(23,808) $(29,414) $(13,377) $(19,641) $(50,095) $(29,180)
Net Cash Flow $89,767 $106,938 $100,519 $103,685 $42,066 $70,715

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2039 2040 2041 2042 2043 2044
Production & Sales tonnes 2,436 2,201 1,845 1,459 1,180 1,112
Total

Revenue
$355,369 $338,176 $268,754 $214,586 $172,885 $150,118
EBITDA $87,011 $83,646 $68,092 $62,920 $44,089 $34,328
Net Income $55,313 $54,058 $44,925 $45,801 $29,936 $22,534
Net Cash Provided by Operating Activities $83,815 $71,639 $61,735 $55,327 $42,764 $32,618
Purchases of Property, Plant, and
Equipment $(15,349) $(9,482) $(14,390) $(5,290) $(14,378) $(3,690)
Net Cash Flow $68,466 $62,157 $47,345 $50,037 $28,386 $28,928

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2045 2046 2047 2048 2049 2050
Production & Sales tonnes 1,047 1,570 1,449 1,206 435 546
Total

Revenue
$152,705 $241,778 $219,387 $188,710 $76,217 $101,030
EBITDA $31,080 $76,832 $69,847 $62,067 $19,753 $38,469
Net Income $16,163 $53,074 $44,398 $39,304 $4,857 $21,379
Net Cash Provided by Operating Activities $28,550 $56,069 $60,773 $54,739 $27,203 $29,794
Purchases of Property, Plant, and
Equipment $(33,303) $(3,327) $(23,807) $(5,664) $(5,458) $(1,150)
Net Cash Flow $(4,752) $52,742 $36,967 $49,075 $21,745 $28,645

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2051 2052 2053 2054 2055 2056
Production & Sales tonnes 564 318 21 - - -
Total

Revenue
$102,990 $60,217 $3,964 $- $- $-
EBITDA $42,382 $26,401 $1,703 $- $- $-
Net Income $24,434 $24,120 $1,383 $(164) $(84) $(43)
Net Cash Provided by Operating Activities $35,071 $18,199 $3,510 $(1,729) $(882) $(899)
Purchases of Property, Plant, and
Equipment $- $- $- $- $- $-
Net Cash Flow $35,071 $18,199 $3,510 $(1,729) $(882) $(899)
* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal represents 0.04% of the total
production, and none of this coal was included in the estimate of reserves.
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level
ranges

from

a

peak

of

4.2

million

tonnes

in

2033

to

a

low

of

1.0

million

tonnes

in

2045.

Projected consolidated revenue

ranges from $150.1

million to $537.5

million at steady

state.

Revenue totals $10.0 billion for the project’s life.
Consolidated cash flow from operations is positive throughout the projected operating period, with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

Consolidated cash flow from operations peaks at $136.5 million in 2034 and totals $2.4 billion
over the project’s

life.

Capital expenditures total

$141.2 million from

2022 through 2026

and
$709.4 million over the project’s life.

1.10.1

Discounted Cash Flow Analysis
Cash

flow

after

tax,

but

before

debt

service,

generated

over

the

life

of

the

project

was
discounted

to

NPV

at

a

10.0%

discount

rate,

which

represents

Coronado’s

estimate

of

the
nominal

dollar,

risk

adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market
participants if the subject reserves were offered for sale.

On an un-levered basis, the NPV of
the project

cash flows represents

the Enterprise Value

of the project

and amounts

to $611.3
million.

The

pre-feasibility

financial

model

prepared

for

the

TRS

was

developed

to

test

the
economic viability of

each coal resource area.

The NPV estimate was

made for purposes

of
confirming

the economics

for

classification of

coal reserves

and not

for purposes

of

valuing
Coronado

or

its

Logan

assets.

Mine

plans

were

not

optimized,

and

actual

results

of

the
operations may be different, but

in all cases, the

mine production plan assumes

the properties
are under competent management.
1.10.2

Sensitivity Analysis
Sensitivity of

the NPV

results to

changes in

the key

drivers is

presented in

the chart

below.

The sensitivity study

shows the NPV

at the 10.0%

discount rate when

Base Case sales

prices,
operating costs, and

capital costs are increased

and decreased in increments

of 5% within a
+/- 15% range.

Sales Price
OPEX
CAPEX
$1,200
$1,000
$800
$600
$400
$200
$-
NPV (Millions)
-15%
-10%
-5%
0%
5%
10%
15%
% Change

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Figure 1-4:

Sensitivity of NPV
As shown, NPV

is quite sensitive

to change in

sales price and

operating cost estimates,

and
slightly sensitive to changes in capital cost estimates.
1.11

Permitting
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

active

mines

and
processing, loadout or related support

facilities.

MM&A is unaware of any obvious

or current
Coronado

permitting

issues

that

are

expected

to

prevent

the

issuance

of

future

permits.

Logan, along with all coal producers, is subject to a level

of uncertainty regarding future clean
water permits

due to
United States Environmental

Protection Agency
( EPA )

involvement
with state programs.
1.12

Conclusion and Recommendations
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to

support the geological

interpretations of seam

structure and thickness

for
coal horizons situated on the

Logan Property.

The data is of sufficient

quantity and reliability
to reasonably support the coal resource and coal reserve estimates in this TRS.
The geological

data and

preliminary feasibility

study,

which consider

mining plans,

revenue,
and

operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study
concludes

that

the

73.4

Mt

of

marketable

coal

reserves

identified

on

the

Property

are

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
economically mineable under reasonable

expectations of market prices

for metallurgical coal
products, estimated operation costs, and capital expenditures.
2
Introduction
2.1

Registrant and Terms of Reference
This report was prepared

for the sole use

of
Coronado Global Resources

Inc. (
Coronado )
and its affiliated and

subsidiary companies and advisors.

The report provides a statement of
coal resources and coal reserves for Coronado, as defined under the Australasian Code for
Reporting of

Exploration Results,

Mineral Resources

and Ore

Reserves
(
JORC

Code
)
as well as

under Subpart 1300

of Regulation S-K

(Regulation S-K 1300)

promulgated by the
United States

Securities and

Exchange Commission

(
SEC ) .

This report

was also

prepared
in accordance

with the
Australasian Code

for Public

Reporting of

Technical Assessments
and Valuations of Mineral Assets ( VALMIN Code ).
The report provides a

statement of coal resources

and coal reserves for

Coronado at Logan.

Exploration results

and Resource

calculations were

used as

the basis

for the

mine planning
and

the

preliminary

feasibility

study

completed

to

determine

the

extent

and

viability

of

the
reserve.
Coal resources and coal reserves are herein

reported in metric units of measurement and

are
rounded to millions of metric tonnes ( Mt ).
2.2

Information Sources
This TRS

is based

on information

provided by

Coronado and

reviewed by

John Eckman,

CPG;
and Justin S. Douthat, PE, MBA.

Coronado engaged MM&A

to conduct a

coal resource

and reserve

evaluation of

the Coronado
coal properties as

of September 30,

2021.

Additions and depletion

have been used

to bring
the Resource and Reserve estimates forward

to December 31, 2021, the

effective date of this
TRS for Logan.

For the evaluation, the following tasks were to be completed:

>

Conduct site visits of the mines and mine infrastructure facilities;

>

Process the information supporting the estimation of coal resources and reserves into geological models;

>

Develop life-of-reserve mine (
LOM ) plans and financial models;
>

Hold discussions with Coronado company management; and

>

Prepare and issue a TRS providing a statement of coal resources and reserves which would include:
-

A description of the mines and facilities.

-

A description of the evaluation process.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
-

An estimation of coal resources and reserves with compliance elements as stated under the JORC Code
and the SEC Regulation S-K 1300.
2.3

Personal Inspections
MM&A is

very familiar

with Logan,

having provided

a variety

of services

in recent

years and
one of the QP’s involved in this TRS has conducted multiple site visits.
3
Property Description
3.1

Location
The Logan County

Complex is located

in Logan, Boone,

and Wyoming

Counties in southern
West

Virginia.

The Property

encompasses the

towns of

Lorado and

Pardee in

the northern
portion and Lacoma

and Cyclone in the

southern portion (approximately

6 kilometers between
the northern

and southern

towns).

The nearest

major population

centers are

Huntington, West
Virginia

(145

kilometers

northwest)

and

Charleston,

West

Virginia

(129

kilometers

north-
northeast).
The Logan property is composed of 13,138 total leased and

owned hectares and is located in
Logan,

Boone,

and

Wyoming

Counties.

The

Property

is

located

on

the

following
United
States Geological

Survey
( USGS
) Quadrangles:

Lorado, Mallory, Amherstdale,

and Oceana.

Current mining projections fall within portions of all four quadrangles.

The coordinate system
and datum used for the model of the Logan County Complex and the subsequent maps were produced in the West Virginia State Plane South system, NAD 27.
3.2

Titles, Claims or Leases
The Property

is composed

of 13,138

total hectares,

13,069 of

which are

leased from

private
landholders

under

approximately

15

individual

leases,

and

69

hectares

are

owned

by
Coronado.

Subject

to

Coronado

exercising

its

renewal

rights

thereunder,

a

majority

of

the
leases, covering a majority

of the Logan reserves, expire

upon exhaustion of the

relevant coal
reserves, which is expected to

occur in 2053.

One lease expires in

2032; however, Coronado
is

projected

to

have

previously

exhausted

the

reserves

covered

thereby.

MM&A

has

not
carried

out

a

separate

title

verification

for

the

coal

properties

and

has

not

verified

leases,
deeds,

surveys

or

other

property

control

instruments

pertinent

to

the

subject

resources.

Tenure

was separately reviewed by

Coronado’s legal advisors.

Coronado has represented to
MM&A that

it controls

the mining

rights to

the reserves

as shown

on its

property maps,

and
MM&A

has

accepted

these

as

being

a

true

and

accurate

depiction

of

the

mineral

rights
controlled by Coronado.

The TRS assumes

the properties are

developed under responsible
and experienced management.
3.3

Mineral Rights
Coronado

supplied

property

control

maps

to

MM&A

related

to

properties

for

which

mineral
and/or

surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
representations

as

being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property
boundary

disputes

or

other

concerns,

through

past

knowledge

of

the

Property,

that

would
signal concern over future mining operations or development potential.
Property control

in Appalachia can

be intricate.

Coal mining properties

are typically

composed
of numerous property

tracts which

are owned

and/or leased from

both land holding

companies
and

private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with
different entities or individuals

controlling the

surface and mineral

rights.

Mineral control in

the
region is

typically characterized

by leases

or ownership

of larger

tracts of

land, with

surface
control generally comprised of smaller tracts, particularly in developed areas.
Legal mining rights may

reflect a combination of

fee or mineral ownership

and fee or mineral
leases of coal

lands through various

surface and mineral

lease agreements.

There is also

a
relatively small amount

of area where

the coal is

partially-owned and/or

partially leased on

a
limited number of individual tracts.

Control of the surface property is necessary to

conduct surface mining but is not necessary

to
conduct underground mining.
Upon

acquisition

of

mineral

control

for

desired

coal

seams

of

surface-mineable

economic
interest,

it

is

typical

practice

in

the

region

for

operators

to

delay

the

acquisition

of

surface
control

for

purposes

of

surface

mining

and

other

surface

development

until

plans

are
established for

near-future development.

Therefore, it

is common

for an

operator to

control
mineral

for

proposed

areas

of

mining

for

which

they

have

not

established

the

legal

right

to
surface mine due to the lack of surface

control.

Acquisition of these rights is typically delayed
in

order to

limit cost

and

royalty payments

for areas

not under

consideration

for near-future
development.

Coronado’s

executive

management

team

has

a

history

of

surface

mining

in
Central

Appalachia

and

has

conveyed

to

MM&A

that

it

has

been

successful

in

acquiring
surface rights where needed for past operations.
3.4

Encumbrances
No Title

Encumbrances are known.

By assignment, MM&A did

not complete a query related
to Title Encumbrances.

3.5

Other Risks
There is

always risk

involved in

property control.

As is

common practice,

Coronado, and

its
predecessors,

have

had

their

legal

teams

examine

the

deeds

and

title

control

in

order

to
minimize

the

risk.

Historically,

property

control

has

not

posed

any

significant

challenges
related to Logan’s operations.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation, and Vegetation
Topography

of

the

area

surrounding

the

Logan

County

Complex

is

typical

of

the

Central
Appalachian

Plateau,

being

rugged

and

deeply

dissected

by

v-shaped

river

valleys,

and
generally

flanked

by

steeply

sided

upland

regions,

with

occasional

gentle

slopes

in

select
areas.

The

drainage

system

in

the

region

tends

to

be

mostly

dendritic

in

nature.

Surface
elevations

near the

mine

complex range

from approximately

823 meters

above sea

level in
upland regions to

roughly 338 meters

at stream level.

The Property is moderately

to heavily
vegetated, with oak-hickory forests as the dominant forest type and northern hardwood forest being

less

prominent.

The

Property

is

not

situated

near

any

major

urban

centers,

and

the
surrounding area is rural.
4.2

Access and Transport
Access

to

the

Logan Mine

property

consists of

primary,

secondary,

and

unimproved

roads,
forming a well-developed transportation

network.

Highway 119

is the primary highway in

the
area

running

southwest

to

northeast

from

the

Kentucky-West

Virginia

line

through

Mingo,
Logan, and Boone

Counties.

Secondary roads

Route 16

and Route

10 provide

the most

direct
access

through

the

Property

running

east-west

across

the

leased

area.

Numerous

other
secondary

and

unimproved

roads

provide

direct

access

to

the

mine

property,

some

being
state-

and

county-maintained.

These

roads

typically

stay

open

throughout

the

year.

Additionally, private access roads

to existing

mines provide

transport corridors,

and more

such
roads

may

be

developed

as

needed.

The

Coronado-owned

Saunders

Preparation

Plant
services the mines.

The ROM coal is

delivered from the Powellton

No. 1, Eagle No.

1, Muddy
Bridge and Lower

War Eagle

Mines via overland

conveyor, all

remaining production is or

will
be delivered to the plant site by truck.

4.3

Proximity to Population Centers

The

Logan

property

lies

near

the

town

of

Lorado

in

Logan

County,

West

Virginia,
approximately

145

kilometers

southeast

of

Huntington,

West

Virginia

and

129

kilometers
south-southwest of

Charleston, West

Virginia.

As of

the 2020

census, Logan

County had

a
population

of

32,567

residents,

Boone

County

had

21,809

residents,

and

Wyoming

County
had 21,382 residents.

4.4

Climate and Length of Operating Season
The

region’s

climate

is

classified

as

humid,

sub-tropical

with

four

distinct

seasons:

warm
summers, cold

winters, and

moderate fall

and spring

seasons.

Precipitation in

the region

is
consistent

throughout

the

year

with

the

most

rain

falling

in

spring

and

the

early

months

of
summer.

Average yearly rainfall is 67.69 centimeters.

Summer months typically begin in late
May and

end

in early

September

and range

in

average temperature

from 53

to 84

degrees

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Fahrenheit (or 11.6 to 28.9 degrees Celsius).

Winters typically begin in mid to late November
and

run

until

mid

to

late

March

with

average

temperatures

ranging

from

26

to

57

degrees
Fahrenheit (or -3.3 to 13.9 degrees Celsius).

Precipitation in the winter typically comes in the
form of

snowfall or

as a

wintery mix

(sleet and

snow) with

severe snowfall

events occurring
occasionally.

Seasonal variations

in climate

typically do

not affect

underground mining

in West
Virginia.

However, weather events could potentially incumber surface

mining and preparation
plant operations on a very limited basis, typically lasting less than a few days.
4.5

Infrastructure
The

Logan

Mine

Complex

has

sources

of

water,

power,

personnel,

and

supplies

readily
available for

use.

Personnel have

historically been

sourced from

the surrounding

communities
in Logan, Boone, Wyoming, and

Mingo counties, and have

proven to be adequate

in numbers
to

operate

past

and

current

mines.

As

mining

is

common

in

the

surrounding

areas,

the
workforce is

generally familiar

with mining practices

and is

comprised of

a strong

talent pool
of experienced

miners.

Water is sourced locally

from Buffalo Creek

Public Service

District and
electricity is sourced

from
American Electric Power

(
AEP )
.

The service industry

in the areas
surrounding

the

mine

complex

has

historically

provided

supplies,

equipment

repairs

and
fabrication,

etc.

The

Coronado-owned

Saunders

Preparation

plant

services

the

mines

and
operates at a

rate of 952

tph.

The Coronado-owned Elk

Lick Loadout serves

as the primary
means

of

shipment

and

is

connected

to

a

CSX

rail

line,

which

either

serves

the

domestic
market directly, or transports the coal to the Pier 6

and Dominion terminals at Norfolk, Virginia
for overseas shipment.
5
History
5.1

Previous Operation
The Logan

County properties

were started

in 1945

by
Lorado Mining

Company
, were

sold
to Buffalo Mining Company

in 1964 and

then to
Pittston Coal Company

(
Pittston )

in 1971.

Pittston

operated

the

properties

until

the

early

1990’s.

After

being

idle

for

a

period,

the
properties

were

then

sold

to
Addington

Resources

in

2004.

Imagin

Natural

Resources
acquired the properties in 2007, and sold to Cliffs in 2011,

which in turn sold the properties to
Coronado in 2014.
Coronado produced

approximately 1.8

Mt in

2016, 2.6

Mt in

2017, 2.6

Mt in

2018, 2.7

Mt in
2019, 1.6 Mt in 2020 and 1.9 Mt in 2021.
5.2

Previous Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.
Drill records indicate that independent contract drilling

operators have typically been engaged
to carry out drilling

on the Properties.

Geophysical logging was typically

performed by outside

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
logging

firms.

MM&A,

via

its

Geophysical

Logging

Systems

subsidiary,

has

logged

a
significant number of the past exploration holes

and gas wells, and currently logs most of

the
recently drilled holes.
6
Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The

Property

lies

in

the

Central

Appalachian

Coal

basin

in

the

Appalachian

Plateau
physiographic province.

The

coal

deposits

in

the

eastern

USA

are

the

oldest

and

most

extensively

developed

coal
deposits in the country.

The coal deposits on the Properties

are Carboniferous in age, being
of

the

Pennsylvanian

system.

Overall,

these

Carboniferous

coals

contain

two-fifths

of

the
USA’s

bituminous coal deposits

and extend over

1,448 kilometers from

northern Alabama to
Pennsylvania and

are part

of what

is known

as the
Appalachian Basin
.

The Appalachian

Basin
is

more

than

402

kilometers

wide

and,

in

some

portions,

contains

over

60

coal

seams

of
varying economic significance.
Seams

of

economic

significance

typically

range

between

0.3

meters

and

1.8

meters

in
thickness,

with

relatively

little

structural

deformation.

Regional

structure

is

typically
characterized by gently dipping strata to the northwest at less than one percent.
The coal-bearing

formation of

interest at

Logan is

the lower

section of

the Allegheny

Formation
and

the

Kanawha

Formation,

which

comprise

a

major

portion

of

the

exposed

ridges.

The
Formation are a

coal bearing sequence

of sandstones, siltstones,

shales, and mudstones

with
minor occurrences of siderite, limestone and flint clay.
Coronado
mines several horizons

within the Kanawha

formation.

The horizons are

as follows:

Buffalo Creek, Upper Clarion Rider, Clarion, Lower Clarion,

Upper Stockton, Lower Stockton,
Lower Coalburg, Lower Dorothy, Upper Winifrede, Lower Winifrede, Chilton-A, Chilton,

Upper
Cedar Grove, Middle

Cedar Grove, Lower

Cedar Grove, No. 2

Gas, Upper Powellton, Lower
Powellton, Eagle, and Lower

War Eagle seams demonstrate mining

potential on this property.
Logan currently has four active underground mines and one

active surface mine.

The Toney
Fork mine is a

surface mine, while the

Powellton No. 1, Eagle

No. 1, Muddy Bridge

and Lower
War Eagle are

underground mines.

The active

Toney Fork surface mine

has historically

mined
multiple seams

including the

Upper Winifrede,

Lower Winifrede,

Upper Clarion

Rider,

Upper
Clarion,

Lower Clarion,

Lower

Coalburg, Upper

Coalburg,

Upper Stockton,

Lower

Stockton,
Chilton-A,

and

Lower Dorothy

Seams.

Future surface

mine

reserve

production at

Logan

is
anticipated to focus on those seams having the best opportunity for sale into the metallurgical
coal

markets,

namely

the

Lower

Coalburg

seam

and

below.

The

Powellton

No.

1

Mine

is
projected to

extract the

Lower and

Upper Powellton

jointly in

some areas,

while other

areas
are projected to extract only the Lower Powellton due to seam splitting.

The Eagle No. 1 and

System
Fm.
Lithology
Coal / Sandstone /Shale
Lower Pennsylvanian
Kanawha Formation
Clarion Upper & Lower
Stockton Upper & Lower
Coalburg Upper & Lower
Lower Dorothy (No.9.5)
Chilton A (No.9)
Buffalo Creek (No.8.5)
Winifrede Upper & Lower (No.8)
S132
S130
S120
S110
Dingess Limestone
Chilton (Williamson)
S84
S80
Upper Cedar Grove
Middle Cedar Grove
Lower Cedar Grove
Upper Powellton (Upper Alma)
Lower Powellton (Lower Alma)
No.2 Gas Upper (Matewan/Peerless)
No.2 Gas Lower (Eagle)
No.2 Gas
Lower War Eagle (No.4)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Muddy Bridge Mines

are projected to

extract the No.

2 Gas seam.

The Lower War Eagle

mine
is projected to extract the Lower War Eagle seam.

6.2

Mineralization
The

generalized

stratigraphic

columnar

section

in
Figure

6-1

demonstrates

the

vertical
relationship of the principal coal seams and rock formations on the Property.
Figure 6-1:

Logan Stratigraphic Column
(not to scale)
6.3

Deposits
The

coal

produced

at

Logan

Mine

complex

is

typically

high-volatile

(typically

28

percent

or
greater volatile

matter content)

bituminous coal.

Quality varies

with distance

from the

cropline,
so some seams will be shipped into both the thermal

and metallurgical markets depending on
mining method and

ultimate quality.

Saleable product from

the surface

operations is projected
to be

sold primarily

into the

metallurgical coal

market; however,

some production

is planned
to

be sold

into the

thermal coal

market

due

to quality

limitations.

Underground

coal is

sold
almost exclusively into the metallurgical markets.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
7
Exploration
7.1

Nature and Extent of Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.
Diamond core,

rotary,

and gas

well drilling

are the

three primary

types of

exploration on

the
Property.

Data for

correlation and

mining conditions

are derived

from core

descriptions and
geophysical logging

(e-logging).

Coal quality

analyses

were also

employed during

the core
exploration process.

A total

of 1,127

core and

rotary holes

have been

drilled for

exploration
purposes on and around the leased property.
Drill records indicate that independent contract drilling

operators have typically been engaged
to carry out

drilling on the

Property.

Geophysical logging was

typically performed by

outside
logging

firms.

MM&A,

via

its

Geophysical

Logging

Systems

subsidiary,

has

logged

a
significant number of the past exploration holes

and gas wells, and currently logs most of

the
recently drilled holes.
The location of the drilling is shown on the maps included in Appendix B .
The concentration

of exploration

varies slightly across

the Property.

Drilling on

the Property
is

typically

sufficient

for

delineation

of

potential

surface,

highwall miner,

and

deep

mineable
benches.

Core logging is carried out by professional geologists in cases where roof and floor strata are of

particular interest and

in cases where

greater resolution and

geologic detail are
needed.

However,

most

drill

hole

data

come

from

simplified

driller’s logs,

which

often

lack
specific

details

regarding

geotechnical

conditions

and

specific

geology,

making

correlations
and

floor

and

roof

conditions

difficult

to

determine.

Geophysical

logging

(e-logging)
techniques, by

contrast, document

specific details

useful for

geologic interpretation

and mining
conditions.

Given the

variability of

data-gathering methods,
definitive

mapping of

future mining
conditions

may

not

be

possible,

but

projections

and

assumptions

can

be

made

within

a
reasonable

degree of

certainty.

A significant

effort

was put

into verifying

the integrity

of the
database.

Once this was established,

stratigraphic columnar sections were

generated using
cross-sectional analysis to establish or confirm coal seam correlations.
A typical cross-section is shown in Figure 7-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Figure 7-1:

Logan Cross-Section
Due

to

the

long

history

of

exploration

by

various

parties

on

the

Property,

a

wide

variety

of
survey

techniques

exist

for

documentation

of

data

point

locations.

Many

of

the

older
exploration

drill holes

appear

to have

been located

by

survey and

more

recently-completed

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
drill

holes

are

often

located

by

high-resolution

Global

Positioning

System

(
GPS
)

units.

However,

some

holes appear

to

have

been approximately

located using

USGS topography
maps

or

other

methods

which

are

less

accurate.

Therefore,

discretion

had

to

be

used
regarding the

accuracy for

the location

and ground

surface elevation

of some

of these

older
drill

holes.

In

instances

where

a

drill

hole

location

(or

associated

coal

seam

elevations)
appeared to

be inconsistent

with the

overall structural

trend (or

surface topography

for surface-
mineable

areas),

the

data

point

was

not

honored

for

geological

modeling.

Others

with
apparently minor variances were adjusted and then used by MM&A.

Surveying

of

the

underground

and

surface

mined

areas

has

been

performed

by

the

mine
operators and/or

their consulting

surveyors.

By assignment,

MM&A did

not verify

the accuracy
or completeness

of

supplied

mine

maps

but accepted

this

information

as

being

the work

of
responsible engineers and surveyors, as required by both State and Federal Law.
MM&A compiled

comprehensive topographic

map files

by selecting

the best

available aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.
7.2

Non-Drilling Procedures and Parameters
Some analyses, specifically ultimate

ash and sulfur types

are not as

prevalent as others in

the
testing

done

on

samples

recovered

by

drilling.

To

supplement

the

information

database,
samples have been collected

from mine stockpiles

and either truck or

train shipment samples.
7.3

Drilling Procedures
Core

drilling

methods

utilize

NX-size

(5.4

centimeters)

or

similar-sized

core

cylinders

to
recover core

samples, which

can be

used to

delineate geologic

characteristics, and

for coal
quality

testing

and

geotechnical

logging.

For

the

core

holes,

the

geophysical

logs

are
especially useful

in verifying

the core

recovery of

both the

coal samples

(for assurance

that
sample is

representative of

the full

seam) and

of the

roof and

floor rock

samples (for

evaluating
ground control

characteristics of

deep mineable

coal

seams).

In addition

to the

core holes,
rotary

drilled

holes also

exist

on

most

of

the Properties.

Data

for

the

rotary

drilled

holes is
mainly

derived

from

downhole

geophysical

logs,

which

are

used

to

interpret

coal

and

rock
thickness and depth since logging of the drill cuttings is not reliable.
A wide variety of core-logging

techniques exist for the properties.

For many of the core

holes,
the

primary

data

source

is

a

generalized

lithology

description

by

the

driller,

typically
supplemented by a more detailed core log completed

by a geologist.

These drilling logs were
provided

to

MM&A

as

a

geological

database.

MM&A

geologists

were

not

involved

in

the
production of

original core

logs but

did perform

a basic

check of

information within

the provided
database.

Where

geophysical

logs for

such holes

are available,

they were

used

by MM&A
geologists to verify the coal thickness and core recovery of seams.

7.4

Hydrology
Hydrologic testing and forecasting are necessary parts of the permitting process and as such are routinely considered in the mine planning process.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Logan

has

a

lengthy

history

of

operation

and

five

currently

active

mines

with

no

significant
hydrologic concerns or

material issues experienced

in its history.

Future mining is

projected
to occur

in areas

exhibiting similar

hydrogeological conditions

as past

mining, including

stream
undermining and undermining of

aquifers.

Based upon the successful

history of the operation
with

regards

to

hydrogeological

features,

MM&A

assumes

that

the

operation

will

not

be
hindered by such issues in the future.
7.5

Geotechnical Data
Mining plans for

potential underground mines

were developed by

Coronado and modified

by
MM&A

to

fit

current

property

constraints.

Pillar

stability

was

tested

by

MM&A

using

the
Analysis of Coal Pillar

Stability (ACPS)

program that was developed

by the
National Institute
for Occupational Safety

and Health (
NIOSH )
.

MM&A reviewed the

results from the

ACPS
analysis and considered it in the development of

the LOM plan.

Coal and rock strengths from
core testing are used to verify the empirical assumptions integral to ACPS.
8
Sample Preparation,

Analyses and Security
8.1

Prior to Sending to the Lab
Most

of

the

coal

samples

have

been

obtained

from

the

Property

by

subsurface

exploration
using core drilling techniques.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Property.

Typical USA
core

drilling

sampling

technique

is

for

the

coal

core

sample,

once

recovered

from

the

core
barrel, to be

described then wrapped

in a sealed

plastic sleeve and

placed into a

covered core
box,

which

is

the

length

of

the

sample

so

that

the

core

can

be

delivered

to

a

laboratory

in
relatively intact

condition and

with original

moisture content.

The core

identification number
and the depth

are scribed on

the sample box

lid to identify

the sample.

This process has

been
the norm for both historical and ongoing exploration activities at Logan.
This

work

is

typically

performed

by

the

supervising

driller,

geologist

or

company

personnel.

Samples are most often delivered to the company by the driller after each shift or acquired by company

personnel

or

representatives.

Most

of

the

coal

core

samples

were

obtained

by
previous

or

current

operators

on

the

Property.

MM&A

did

not

participate

in

the

collection,
sampling and

analysis of

the core

samples.

However,

it is

reasonable to assume,

given the
sophistication level of

the previous

operators, that

these samples

were generally

collected and
processed under

industry best-practices.

This assumption

is based

on MM&A’s familiarity with
the operating companies and the companies used to perform the analysis.
8.2

Lab Procedures
Coal quality testing

has been performed

over a large

number of years

by operating companies
using different

laboratories and

testing regimens.

Some of

the samples

have raw

analyses
and

washabilities

on

the

full

seam

(with

coal

and

rock

parting

layers

co-mingled)

and

are
mainly useful

for characterizing

the coal

quality for

projected production

from underground

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
highwall mining.

Other samples have coal and rock analyzed separately, the results of which can be manipulated to forecast either surface or

underground mining quality.

Care has been
taken to use only those analyses that

are representative of the coal quality parameters for

the
appropriate mining type for each sample.
Standard procedure upon receipt of core samples by the testing laboratory is to log the depth
and

thickness

of

the

sample,

then

perform

testing

as

specified

by

a

representative

of

the
operating

company.

Each

sample

is

then

analyzed

in

accordance with

procedures

defined
under
American

Society

for

Testing

and

Materials

(
ASTM )

standards

including,

but

not
limited

to;

washability

(ASTM

D4371);

ash

(ASTM

D3174);

sulfur

(ASTM

D4239);

Btu/lb.
(ASTM D5865); volatile matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).
9
Data Verification
9.1

Procedures of Qualified Person
MM&A reviewed the digital geologic database supplied by Coronado.

The database consists
of data records, which include

drill hole information for holes

that lie within and adjacent

to the
Property and records for numerous supplemental coal seam thickness measurements.

Upon
completion

of

the

database

verification,

copies

of

each

entry

were

printed,

and

cross
referenced to the

original document for

verification.

Once the initial

integrity of the

database
was

established,

stratigraphic

columnar

sections

were

generated

using

cross-sectional
analysis to establish

or confirm

coal seam

correlations.

Geophysical logs were

used wherever
available

to

assist

in

confirming

the

seam

correlation

and

to

verify

proper

seam

thickness
measurements and recovery of coal samples.

After

establishing

and/or

verifying

proper

seam

correlation,

seam

data

control

maps

and
geological cross-sections were

generated and

again used

to verify seam

correlations and

data
integrity.

Once the

database was

fully vetted,

seam thickness, base

of seam

elevation, roof
and floor

lithology,

and overburden

maps were

independently generated

for use

in the

mine
planning process.
9.2

Limitations
As

with

any

exploration

program,

localized

anomalies

cannot

always

be

discovered.

The
greater the density of the

samples taken, the less

the risk.

Once an area is

identified as being
of interest for inclusion

in the mine plan,

additional samples are taken to

help reduce the risk
in those specific areas.

In general, provision is

made in the mine

planning portion of the

study
to

allow

for

localized

anomalies

that

are

typically

classed

more

as

a

nuisance

than

a
hinderance.
9.3

Opinion of Qualified Person
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to

support the geological

interpretations of seam

structure and thickness

for

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
coal

horizons

situated

on

the

Property.

The

data

is

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1

Testing Procedures
Separate tabulations have been compiled for basic chemical analyses (both raw and washed quality),

petrographic

data,

rheological

data

and

chlorine,

ash,

ultimate

and

sulfur

analysis.

Some

of

the

data

categories

form

the

analyses

are

not

as

prevalent

and

have

been
supplemented

by

samples collected

from mine

stockpiles and

either truck

or train

shipment
samples.
Available coal quality data

was tabulated by resource area

in a Microsoft® EXCEL workbook
and

the

details

of

that

work

are

maintained

on

file

at

the

offices

of

Coronado

and

MM&A.

These

tables

also

provide

basic

statistical

analyses

of

the

coal

quality

data

sets,

including
average

value;

maximum

and

minimum

values;

and

the

number

of

samples

available

to
represent

each

quality parameter

of

the seam.

Coal samples

that were

deemed by

MM&A
geologists

to

be

unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as
documented

in

the

tabulations.

A

representative

group

of

drill

hole

samples

from

the
Properties

were

then

checked

against

the

original

drill

laboratory

reports

to

verify

accuracy
and correctness.
The

amount

and

areal

extent

of

coal

sampling

for

geological

data

is

generally

sufficient

to
represent

the

quality

characteristics

of

the

coal

horizons

and

allow

for

proper

market
placement of

the subject

coal seams.

For some

of the

coal deposits

there are

considerable
laboratory

data

from

core

samples

that

are

representative

of

the

full

extent

of

the

resource
area; and for others there are

more limited data to represent the

resource area.

For example,
in the

active operations with

considerable previous

mining, there may

be limited

quality data
within some of the remaining resource

areas; however, in those cases the core sampling

data
can

be

supplemented

with

operational

data

from

mining

and

shipped

quality

samples
representative of the resource area.
10.2

Relationship of Tests to the Whole
The extensive sampling and testing procedures typically followed in the coal industry result in an excellent

correlation between

samples and marketable

product.

Shipped analyses of

the
coal

from

Logan

were

reviewed

to

verify

that

the

coal

quality

and

characteristics

were

as
expected.

The

Logan

properties

have

a

long

history

of

saleable

production,

under

various
owners, in the high-volatile metallurgical and thermal markets, confirming exploration results.
10.3

Lab Information
Each

sample

is

analyzed

at

area

Laboratories

that

operate

in

accordance

with

procedures
defined under

ASTM standards

including, but

not limited

to; washability (ASTM

D4371); ash

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
(ASTM D3174); sulfur (ASTM D4239); Btu/lb.

(ASTM D5865); volatile matter (ASTM D3175);
Free Swell Index ( FSI ) (ASTM D720).
10.4

Relevant Results
No critical

factors have

been found

that would

adversely affect

the recovery

of the

Reserve.

Any quality issues that occur,

either localized or generally are

accounted for in the Marketing
Study done for this TRS.
11
Mineral Resource Estimates
MM&A independently created

a geologic model

to define the

coal resources at

Logan.

Coal
resources were estimated as of December 31, 2021.
11.1

Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological
modelling software

in the form

of Microsoft
®

Excel files

incorporating, drill hole

collars, seam
and thickness

picks, bottom

seam elevations

and raw

and washed

coal quality.

These data
files were validated prior

to importing into the

software.

Once imported, a geologic

model was
created,

reviewed,

and

verified

with

a

key

element

being

a

gridded

model

of

coal

seam
thickness.

Resource tonnes were estimated by using the seam thickness

grid based on each
valid

point

of

observation

and

by

defining

resource

confidence

arcs

around

the

points

of
observation.

Points of observation for Measured and Indicated confidence arcs were defined for all

valid drill

holes that

intersected the

seam using

standards deemed

acceptable by

MM&A
based on

a detailed

geologic evaluation

and a

statistical analysis

of all

drill holes

within the
projected

reserve

areas

as

described

in
Section

11.1.1
.

The

geological

evaluation
incorporated an

analysis of

seam thickness

related to

depositional environments,

adjacent roof
and floor lithologies, and structural influences.
After validating coal

seam data and

establishing correlations, the

thickness and elevation

for
seams

of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative
structural simplicity of the deposits and the reasonable continuity of the tabular coal beds,

the
principal geological interpretation necessary to define the geometry of the coal deposits is the
proper

modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are
deemed by

MM&A to be

reasonably sufficient

within the resource

areas.

Therefore, there is
a

reasonable

level

of

confidence

in

the

geologic

interpretations

required

for

coal

resource
determination based on the available data and the techniques applied to the data.
Table

11-1

below provides the geological

mapping and coal tonnage

estimation criteria used
for the coal resource and

reserve evaluation.

These cut-off parameters have been developed
by

MM&A

based

on

its

experience

with

the

Coronado

properties

and

are

typical

of

mining
operations

in

the

Central

Appalachian

coal

basin.

This

experience

includes

technical

and
economic

evaluations of

numerous

properties

in

the

region for

the purposes

of

determining
the economic viability of the subject coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
Table 11

-1:

General Reserve & Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource Coal resources as reported are inclusive of coal reserves.
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated & Inferred)
To better reflect

geological conditions of the coal deposits,
distance between points of observation is standard USGS
(in meters), respectively, for measured

and indicated and
inferred.
Effective Date of Resource Estimate December 31, 2021 Coal resources were updated for depletion and non-material resource additions based on information from Coronado.

Effective date for coal resources is as of December

31,
2021.
Effective Date of Reserve Estimate December 31, 2021 Coal reserves were updated for depletion and non-material reserve additions based on information from Coronado.

Effective date for coal reserves is as of December

31, 2021.
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and 2.25 to
2.5 for rock parting, or (2) 1280 kg/m
3
to 1324 kg/m
3
for a "clean" seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum Mining Thickness 1.4 to 1.8 meters
Minimum Total Coal

Thickness
0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum In-Seam Wash Recovery 50 percent; 40 percent where coal is belted directly to preparation plant
Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within reserve
area, or in the absence of laboratory washability
data, based on estimated visual recovery using
specific gravities noted above and 95 percent yield
on "clean" coal
•

Underground-Mineable Criteria

Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes

Applied to Coal
Reserves
0.05 meters minimum 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 60.96-meter distance from abandoned mines and
sealed or pillared areas; 100-foot distance from
planned highwall miner panels
Minimum Reserve Tonnage 226,796 recoverable tonnes for individual area
(logical mining unit)
Minimum Overburden Depth 30.48 meters
Minimum Interval to Rider Coal Considered on a case-by-case basis, depending on interval lithology, etc.
<1.5 meters are resource
Minimum Interval to Overlying or
Underlying Reserves
Considered on a case-by-case basis, depending on
interval lithology, extent and

type of extraction, etc.
Typically,

12.19 meters
Minimum Interval to Overlying or
Underlying Mined Areas
Considered on a case-by-case basis, depending on
interval lithology, extent and

type of extraction, etc.
Adjustments Applied to Coal Reserves 6 percent moisture increase; 5 percent preparation plant inefficiency
Surface Mineable Criteria
Topographic Map Source Reserves estimated based on aerial topography, where available, and best available aerial
topography for other areas.

Pre-law highwalls also
based on aerial topography, where

available
Map Thickness
Total mineable seam

thickness (excluding removal
partings)
Mine Recovery Applied to Coal
Reserves
90 percent; 25 percent for previously underground
mined areas.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
Item Parameters Technical Notes & Exceptions*
Wash Recovery Not Applicable for most reserves estimated on a direct-ship basis.

Where surface mineable coal is
projected to be washed, based on average yield for
drill holes within reserve area, or in the absence of
laboratory washability data, based on estimated
visual recovery using specific gravities noted above
and 95 percent yield on "clean" coal
Minimum Thickness 0.3 meter for principal seam (principle seam is any that is >0.76 meters from another mineable coal
bench)
0.15 meters for a split of a principal seam (split is
within 0.76 meters of another mineable coal bench)
Minimum thickness of recoverable coal
within single seam CTR/Area/HWM
areas
0.6 meters
Removable Rock Parting Thickness 0.07 meters
Maximum Cumulative Area Mining Strip
Ratio
30:1 – Area
15:1 - CTR
Exceptions considered for metallurgical grade coal products
if deemed economical
Design Bench Width for Contour/HWM
Areas
38.1 meters (Contour reserves estimated in
conjunction with potential HWM reserves)
Adjustments Applied to Marketable
Coal Reserves
4.5 percent moisture increase
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
NA
2% adjustment (addition) made to product coal quality

ash to
account for dilution

Surface Property Control Reserves considered where surface is controlled;
tonnage not estimated or classified as resource
where surface is uncontrolled.
Highwall Miner Reserves
Penetration Depth 91.4 – 243.8 meters
Seam Density & Wash Recovery Similar to underground-mineable reserves
Mine Recovery Applied to Coal
Reserves
40 percent

Minimum Coal Thickness 0.6 meter
Minimum Mining Height 0.9 meter
Adjustments Applied to Marketable
Coal Reserves
6 percent moisture increase and 5 percent
preparation plant inefficiency
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
0.9 meter less seam height 2242 to 2402 kg/m
3

density used for dilution tonnage
estimate
Note:

Exceptions for application of

these criteria to

resource and reserve

estimation are made

as warranted and

demonstrated by either

actual
mining experience or

detailed data that

allows for empirical

evaluation of mining

conditions.

Final classification of

coal reserve is

made based
on the pre-feasibility evaluation.
11.1.1

Geostatistical Analysis
MM&A

completed

a

geostatistical

analysis

on

drill

holes

within

the

reserve

boundaries

to
determine

the applicability

of the

common United

States classification

system for

measured
and indicated

and inferred

coal resources.

Historically,

the United

States has

assumed that
coal within

0.4-kilometer of

a point

of observation

represents a

measured resource

whereas
coal

between

0.4

kilometer

and

1.2

kilometer

from

a

point

of

observation

is

classified

as
indicated.

Inferred resources

are commonly

assumed to

be located

between 1.2

kilometers
and

4.8

kilometers

from

a

point

of

observation.

Per

SEC

regulations,

only

measured

and
indicated resources may be

considered for reserve classification,

respectively as proven and
probable reserves.
MM&A

performed

a

geostatistical

analysis

test

of

the

Logan

data

set

using

the

Drill

Hole
Spacing

Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of
applying

a

measurement

from

a

central

location

to

increasingly

larger

square

blocks

and
provides

recommendations

for

determining

the

distances

between

drill

holes

for

measured,
indicated, and inferred resources.
To

perform DHSA the

data set was

processed to remove

any erroneous data

points, clustered
data points, as

well as directional

trends.

This was achieved

through the use

of histograms,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
as

seen

in
Figure

11-1
,

color

coded

scatter

plots

showing

the

geospatial

positioning

of

the
borings, Figure 11-2 , and trend analysis.
Figure 11-1:

Histogram of the Total Seam
Thickness for the No. 2 Gas Seam Present
in the Logan Complex
Figure 11-2:

Scatter plot of the Total
Seam Thickness for the No. 2 Gas Seam
Present in the Logan Complex
Following the completion of data processing, a variogram of

the data set was created,
Figure
11 -3
.

The variogram

plots average

square difference

against the

separation distance

between
the data pairs.

The separation distance is broken

up into separate bins defined

by a uniform
lag distance

(e.g., for

a lag

distance of

152 meters the

bins would

be 0

– 152

meters, 153

–
305

meters,

etc.).

Each

pair

of

data

points

that

are

less

than

one

lag

distance

apart

are
reported in the first bin.

If the data pair is

further apart than one lag

distance but less than two
lag distances

apart, then the

variance is reported

in the second

bin.

The numerical average
for differences reported

for each

bin is

then plotted

on the

variogram.

Care was

taken to

define
the lag

distance in

such a

way as

to not

overestimate any

nugget effect

present in

the data
set.

Lastly,

modeled equations,

often spherical, gaussian,

or exponential,

are applied

to the
variogram in order to represent the data set across a continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
Figure 11-3: Variogram

of the Total Seam Thickness for the No. 2 Gas Seam

Present in the Logan Complex
The estimation

variance is then

calculated using information

from the

modeled variogram as
well as charts published by Journel and Huijbregts (1978).

This value estimates the variance
from applying

a single

central measurement

to increasingly

larger square

blocks.

Care was
taken to

ensure any

nugget effect

present was

added back

into the

data.

This process

was
repeated for each test block size.
The

final step

of the

process is

to calculate

the global

estimation

variance.

In this

step the
number

square

blocks

that

would

fit

inside

the

selected

study

area

is

determined

for

each
block size that was investigated in the previous step.

The estimation variance is then divided
by the number of blocks

that would fit inside

the study area for

each test block size.

Following
this determination, the data

is then transformed back

to represent the relative

error in the 95
th
-
percentile range.
Figure

11-4
shows the

results

of

the DHSA

performed

on the

No. 2

Gas

seam

data for

the
Logan

Complex
.

DHSA

provides

hole

to

hole

spacing

values,

these

distances

need

to

be
converted

to

radius

from

a

central

point

in

order

to

compare

to

the

historical

standards.

A
summary of

the radius

data is

shown in
Table

11-3
.

DHSA prescribes measured,

indicated,
and inferred drill

hole spacings be

determined at the

10-percent, 20-percent, and

50-percent
levels of relative error, respectively.

Gaussian
Exponential
Spherical
Relative Error 95% Percentile Range
Drill Hole Spacing (m)
0
5
10
15
20
25
30
1000
1500
2000
2500
3000
3500

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex
Table 11

-2:

DHSA Results Summary for Radius from a Central

Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial
Distance
(20% Relative Error)
Inferred Radial
Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.99 1.66 3.94
Spherical: 0.87 1.53 3.53
Exponential: 0.87 1.53 3.53
Comparing the results of

the DHSA to

the historical standards, it

is evident that the

historical
standards are more conservative than even the most conservative DHSA model with regards to

determining

measured

resources.

The

Exponential

and

Spherical

models

recommend
using a radius

of 0.87 kilometers for

measured resources compared to

the historical value of
0.4

kilometers.

With

respect

to

indicated

resources

the

Spherical

and

Exponential

models
recommend using a radius

1.53 kilometers.

The historical radius

of 1.2 kilometers

is therefore
also more

conservative than

the DHSA

results for

indicated

resources.

These results

have
led the QP’s to report the data following

the historical classification standards, rather than

use
the results of the DHSA.
11.2

Qualified Person’s Estimates
Mineral

resources,

representing

in-situ

coal

in

which

a

portion

of

reserves

are

derived,

are
presented

below.

Based

on

the

work

described

and

detailed

modelling

of

the

areas
considering all the

parameters defined, a

coal resource estimate, summarized

in
Table

11-3
,
was prepared as of December 31, 2021, for property controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
Table 11

-3:

Coal Resources Summary as of December 31, 2021

(Mt)

Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
129.6 47.7 0.0 177.3
24 1.0 28
Exclusive of Reserves
45.8 37.0 3.4 86.2
Total 12/31/2021
175.4 84.7 3.4 263.5
Note:

Resource tonnes are inclusive of reserve

tonnes since they include the in-situ tonnes from

which recoverable coal
reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 82.8 Mt of dry, in-place measured and indicated resource tonnes exclusive of reserves as of December
31, 2021.
11.3

Resources Exclusive of Reserves
The

Property

contains

multiple

resource

blocks

which

were

not

deemed

to

exhibit

reserve
potential at the time of the study.

These underground-mineable resources, formally identified
as resources exclusive of reserves, are located in

the No. 2 Gas, Lower Powellton, Peerless,
Lower

Winifrede,

Middle

Cedar

Grove

and

Beckley

coal

seams.

There

are

also

surface
mineable

resources exclusive

of

reserves

in

various

seams.

Reasons

which

may

preclude
elevation of resources to reserves include, but are not limited to:
1.

Unfavorable economics at the PFS level, yet economics could become attractive in the future under different market conditions.

2.

Exclusion from LOM planning by mining operator due to remaining resource blocks which are relatively small, isolated blocks and not currently attractive from an operational perspective.

11.3.1

Initial Economic Assessment
MM&A completed

an initial

economic assessment

to determine

the potential

economic viability
of

resources

exclusive

of

reserves.

Unlike

the

economic

analysis

presented

in

Chapter

19
developed to

test reserves,

the initial

economic assessment

below is

presented on

a real

basis
in 2022

dollars.

MM&A applied relevant

technical factors

to estimate

potential saleable tonnes
without the resource

blocks, should the

resources be extracted

via deep, continuous

mining
methods

or

surface

area

methods.

MM&A

developed

cash

cost

profiles

for

the

resource
blocks,

including

direct

cash

costs

(labor,

supplies,

roof

control,

maintenance

and

repair,
power,

and

other);

washing,

trucking,

materials

handling,

general

and

administrative,

and
environmental

costs;

and

indirect

cash

costs

(royalties,

production

taxes,

property

tax,
insurance).

Costs were developed based off relevant cost drivers (per-meter, per-bank cubic meter, per-raw-tonne, per-clean-tonne).

Additionally, MM&A estimated capital

costs to

extract
resources.

Capital

costs

associated

with

mine

development

were

amortized

across

the
resource’s potential saleable

tonnages.

Additional non-cash items

(depreciation of equipment
and

depletion) and

cash costs

were compared

to an

assumed

sale price

of $130

per tonne
(FOB loadout) for underground-mineable

resources, representing the

long-term average price
forecast for HVB

provided by Coronado.

Surface resources were

assessed at

a sales price
of $52 per

tonne (FOB loadout)

based on estimated

historical pricing for

Coronado’s surface
operations.

Results of

the analysis are

shown below and

demonstrate potential profitability

on
a fully loaded cost basis.

Detailed summaries are shown in
Appendix D
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
Table 11

-4:

Results of Initial Economic Assessment
Mine
Resource
Block
Direct
Cash
Transportation,
Washing,
Enviro, G&A Indirect
Non-
Cash
Total
Cost
Fully
Loaded
P&L
Toney

Fork #2
N2G

$60.58

$15.01

$16.90

$13.82

$106.30

$23.77

Pardee N2G

$66.63

$18.11

$16.90

$9.90

$111.54

$18.53

Sugar Camp N2G

$83.54

$21.67

$16.90

$7.93

$130.03

$0.04

Lower Powellton LPOW

$64.37

$15.53

$16.90

$6.61

$103.42

$26.66

N2G Peerless LPOW

$67.34

$16.15

$16.90

$15.97

$116.35

$13.72

N2G Peerless Peer

$86.35

$12.15

$16.90

$13.54

$128.94

$1.13

Beckley Bec

$58.62

$14.06

$16.90

$13.87

$103.45

$26.63

Middle Cedar Grove MCG

$62.16

$15.62

$16.90

$29.20

$123.88

$6.20

Ramaco N2G

$56.27

$18.98

$16.90

$25.07

$117.22

$12.85

Lower Winifrede LWIN

$51.37

$17.72

$16.90

$10.77

$96.76

$33.32

Thermal Area Mines
(S)
S

$29.45

$6.34

$8.41

$6.61

$50.81

$1.00

Figure 11-5:

Results of Initial Economic Assessment
11.4

Qualified Person’s Opinion
While there is

some level of

stratigraphically controlled seam-thickness

variability due to

seam
splitting,

sand

channels,

etc.,

the

coal

seams

on

the

mine

property

in

Logan

County
demonstrate

reasonable

thickness

consistency

according

to

the

classification

system

of
measured

(0

–

0.4

kilometer),
indicated

(0.4

to

1.2

kilometers),

and
inferred

(1.2

to

4.8
kilometers).

MM&A geologists

and engineers

modeled the

deposit and

delineated mineable

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
regions to reflect the

nature of each seam

and the practicality

of mining constraints.

Based on
MM&A’s

geostatistical analysis,

it would

be possible

to extend

the measured,

indicated and
inferred

arcs

slightly

beyond

historically

accepted

practices

due

to

consistent

geological
settings
.

The

QP’s

have

again

elected

not

to

extend

arc

distances,

introducing

a

level

of
conservatism in measured and indicated coal classification.
Based on the data

review, the attendant work done to

verify the data integrity

and the creation
of an independent geologic model, the

QPs believe

this is a fair and accurate

representation
of the Logan coal resources.
12
Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal Reserves are

classified as
proven

or
probable

considering “modifying factors” including
mining,

metallurgical,

economic,

marketing,

legal,

environmental,

social

and

governmental
factors.
> Proven Coal Reserves

are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is
based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate that extraction
could be reasonably justified at the time of reporting.

> Probable Coal Reserves

are the economically mineable part of an indicated coal
resource, and in some circumstances a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based on
appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate that extraction could be
reasonably justified at the time of reporting.

Upon completion

of delineation

and calculation

of coal

resources, MM&A

generated

a LOM
plan for Logan.

The footprint of each reserve area is shown on the maps in
Appendix B
.

The
Mine

plan

was

generated

based

on

the

forecast

mine

plan

and

permit

plan

provided

by
Coronado with modifications

by MM&A where

necessary due to

current property control

limits,
modifications to geologic mapping, or other factors determined during the evaluation.
Carlson Mining software

was used to

generate the LOM

plan for Logan.

The mine plan

was
sequenced

based

on

productivity

schedules

provided

by

Coronado.

MM&A

judged

the
productivity estimates and

plans to be

reasonable based on

experience and

current industry
practice.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into
Microsoft
®

EXCEL spreadsheets and summarized on

an annual basis for processing

into the
economic

model.

Average

seam

densities

were

estimated

to

determine

raw

coal

tonnes

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
produced from

the LOM

plan.

Average mine recovery

and wash

recovery factors

were applied
to determine coal reserve tonnes.

Coal reserve

tonnes in

this evaluation

are reported

at a

4.5 percent

to 6.0

percent moisture
and represent the saleable product from the Property.

Pricing data as provided

by Coronado is described

in
Section 16.2
.

The pricing data

assumes
respective HVA, HVB, specialty markets

and thermal FOB-mine

prices of approximately

$224,
$123,

and

$51

per

metric

tonne

for

calendar

year

2022.

HVA,

HVB,

and

thermal

prices
respectively decrease

to

approximately $145,

$115,

and

$51

per metric

tonne

through year
2026,

and

then

increase to

$227,

$189,

and

$51

per

metric

tonne through

year 2050

(after
which sales prices were held constant).
The

coal resource

mapping and

estimation process,

described

in this

report was

used as

a
basis for the coal

reserve estimate.

Proven and probable coal

reserves were derived

from the
defined

coal

resource

considering

relevant

processing,

economic

(including

technical
estimates of

capital, revenue,

and cost),

marketing, legal,

environmental, socio-economic, and
regulatory factors and are presented on a moist, recoverable basis.
As is customary in

the US, the categories

for proven and probable

coal reserves are based

on
the distances from valid points of measurement as determined by the QPs for the area under
consideration.

For

this

evaluation,

measured

resource,

which

may

convert

to

a

proven
reserve, is based on a 0.4-kilometer radius from a valid point of observation.
Points of observation

include exploration drill

holes, gas wells,

and mine measurements

which
have been fully vetted and processed into a geologic model.

The geologic model is based on
seam depositional modeling,

the interrelationship of overlying

and underlying strata

on seam
mineability,

seam

thickness

trends,

the

impact

of

seam

structure

(i.e.,

faulting),

intra-seam
characteristics, etc.

Once the geologic model

was completed, a statistical

analysis, described
in Section 11.1.1

was conducted and a

0.4-kilometer radius from

a valid point

of observation
was selected to define Measured Resources.

Likewise,

the

distance

between

0.4

and

1.2

of

a

kilometer

radius

was

selected

to

define
Indicated Resources.

Indicated Resources may convert to Probable Reserves.

Inferred Resources (greater

than a 1.2-kilometer

radius from a

valid point

of observation) have
been excluded from Reserve consideration.
12.2

Qualified Person’s Estimates
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource tonnes presented

in
Table

11-3
, and not

in addition to

coal resources.

Proven and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining,

processing,

infrastructure,

economic

(including

estimates

of

capital,

revenue,

and
cost),

marketing,

legal,

environmental,

socio-economic

and

regulatory

factors.

The

coal
reserves, as

shown in
Table

12-2
, are

based on

a technical

evaluation of

the geology

and a

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
preliminary feasibility

study of

the coal

deposits.

The extent

to which

the coal

reserves may
be affected

by any

known environmental,

permitting, legal,

title, socio-economic,

marketing,
political, or other relevant issues has been reviewed rigorously.

Similarly, the extent to which
the

estimates

of

coal

reserves

may

be

materially

affected

by

mining,

metallurgical,
infrastructure

and

other

relevant

factors

has

also

been

considered.

Coal

reserves

are
presented on a ROM basis in
Table

12-1.
Table 12-1:

Coal Reserves Summary (ROM Basis (Moist)) as of December

31, 2021 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine
Complex 94.9 42.0 136.9 38.5 98.4 0.0 136.9 49 0.9 20
In the

financial analysis

some of

the projected

mines were

not economically

viable.

The tonnes
projected to be mined from these locations have not been included in the Reserve Base.
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of

December 31, 2021 (Mt)

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, MT)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County
Complex 53.4 20.1 73.4 33.4 40.1 0.0 73.4 8 0.9 35
Note: Marketable reserve tonnes are reported on

a moist basis, including a combination of surface

and inherent moisture.

The
combination of surface and inherent moisture is

modeled between 4.5 and 6-percent, depending

upon mining method.

Actual
product moisture is dependent upon multiple geological

factors, operational factors, and product contract

specifications and can
exceed 8-percent.

As such, the modeled moisture values provide a level

of conservatism for reserve reporting.
The results of

this TRS define an

estimated 73.4 Mt of

proven and probable marketable

coal
reserves.

Of that total,

73 percent are

proven, and 27

percent are probable.

All 73.4 Mt

are
leased

coal reserves

and

are assigned.

Approximately 68.7

Mt of

reserves

are

considered
suitable for the metallurgical coal

market and 4.8 Mt are

projected to be sold

into the thermal
coal market.
12.3

Qualified Person’s Opinion
The estimate of coal reserves was determined in accordance with the JORC Code along with
SEC Regulation S-K 1300.
The

LOM

mining

plan

for

Logan

was

prepared

to

the

level

of

preliminary

feasibility.

Mine
projections

were

prepared,

and

timing

scheduled

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the
coal

reserve

area.

Coal

reserve

estimates

could

be

materially

affected

by

the

risk

factors
described in Section 22.2 .
Based

on

the

Preliminary

Feasibility

Study

and

the

attendant

Economic

Review,

the

QPs
believe this is a fair and accurate calculation of the Logan coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
13
Mining Methods
Nine

underground

and

three

surface

mining

areas

were

modeled

and

tested

economically.

Once

the

Resources

were

calculated,

mine

plans

were

created

to

project

operating

each
resource

area

to

depletion,

with

crews

and

equipment

scheduled

to

move

to

subsequent
mining

areas

as

depletion

occurs.

Underground

mine

operations

are

projected

to

be
exhausted in 2042, surface mines deplete in 2051 and the highwall miners finish in 2053.
13.1

Geotech and Hydrology
Mining plans for

potential underground mines

were developed by

Coronado and MM&A.

Pillar
stability was tested

by MM&A using the
Analysis of Coal

Pillar Stability (ACPS)

program that
was

developed

by

the
National

Institute

for

Occupational

Safety

and

Health

(
NIOSH )
.

MM&A reviewed

the results

from the

ACPS and

ALPS analysis

and considered

them in

the
development of the LOM plan.
For the HWM operation,

Mining cuts are approximately

2.9 meters wide, and

cuts are typically
laid out

on approximately

5.03-meter centers.

A 2.1-meter

to 2.4-meter

solid coal

fender is
left

in

place

between

cuts.

The

mining

plan

provides

that

larger

barrier

pillars

be

provided
periodically,

depending

on

overburden

depth

and

characteristics

and

the

immediate

roof
composition, typically after

15 to 20

cuts.

Although this plan,

with minor variations,

is common
throughout Appalachia, specific rock

and coal strength

information is used to

verify whether or
not this plan provided a sufficient factor of safety.
Hydrology has not been an issue of concern at Logan.

Based on numerous site visits to both
the surface and underground portions

of the Property by

the QPs, it has

been determined that
this is not a significant concern.

Mining of future reserves is projected

to occur in areas which
exhibit similar hydrogeological characteristics as those formerly mined areas.
13.2

Production Rates
Operations at Logan by Coronado

and its predecessors have been

on-going for many years.

The

mine

plan

and

productivity

expectations reflect

historical

performance

and

efforts

have
been made

to adjust

the plan

to reflect

future conditions.

MM&A is

confident

that the

mine
plan

is reasonably

representative

to provide

an

accurate

estimation of

coal

reserves.

Mine
development and operation have not been optimized within the TRS.
Carlson

Mining

software was

used

by

MM&A to

generate

mine

plans

for

the mineable

coal
seams.

Mine plans were sequenced based on productivity schedules provided by Coronado, which were based

on historically achieved

productivity levels.

All production forecasting

ties
assumed production rates to

geological models as

constructed by MM&A’s team of geologists
and mining engineers.
The projected underground

mines are set

up similarly to

the four currently

active operations.

Each

mine

is

scheduled

to

operate

one

to

three

production

sections.

All

sections

are

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
configured as

full supersections

with two continuous

miners per

section.

In all cases,

mines
are forecasted

to produce

coal two

or three

shifts each

day.

In most

cases the

third shift

is
reserved

for

maintenance

and

belt

and

power

moves.

Production

is

scheduled

Monday
through Friday each week, and every other Saturday.
Three surface resource

areas were modeled.

Mining operations are projected

to utilize area
mining

as

well

as

contour

mining

(
CTR
)

methods.

The

projected

operations

will

employ
equipment capable of a combined production rate

of approximately 11,100 bcm/shift between
two spreads

of equipment

in 2026.

In 2027,

additional equipment

is added

in order

to increase
production levels to 19,100 bcm/shift.

Further equipment is projected for 2032 and beyond in
order to

increase production

levels for

the remaining

LOM production

to 27,100

bcm/shift.

The
production model assumes that the

mines continue at this

production rate until 2047

when the
equipment

suites

are

selectively

phased

out

of

production

due

to

a

reduction

in

available
working areas.

Final surface production

ceases in

2051 as the

last permitted

area is depleted,
whereas the

HWM production

finishes in

2053.

The models

assume that

the operations

will
work two, 10-hour

production shifts, 5

days per week

plus every other

Saturday, with sufficient
staffing to

float vacation

during the

year.

A total

of 115 employees

are assumed

for the

surface
mines at full production.
Coals from

the surface

operations are

hauled to

the loadout

for direct

ship or

to the

preparation
plant for washing ultimately

to be blended

to shipment’s specifications.

Saleable product from
the surface

operations is

projected to

be sold

primary into

the thermal

coal market

on a

raw
basis; however, some production is planned to be washed for the metallurgical coal market.

The

three

areas

planned

for

highwall

mining

are

assumed

to

be

mined

by

a

contractor;
therefore,

the contractor

costs

included in

the financial

model

assume that

the contractor

is
responsible for staffing those operations along with providing necessary equipment capital.
Spoil for

final highwall

reclamation is

expected to

come from

strategic placement

of spoil

on
pre-existing

benches

by

haul

trucks

such

that

they

are

within

the

push

distance

of

the
reclamation dozer.

13.3

Mining Related Requirements
13.3.1

Underground
A mine plan

with sequenced mining

projections was prepared

for each logical

mining unit.

For
each mine plan, the appropriate number of production units is selected for the resource area, and a productivity level assigned, expressed in

meters of advance per unit-shift of production.

The

productivity

is based

on the

equipment and

personnel

configuration, mining

height

and
expected physical conditions.

13.3.2

Surface Mine
A mine

plan with

sequenced mining

projections was

prepared for

each logical

mining unit.

The
mobile

equipment

spreads

selected

are

representative

of

Coronado’s

equipment

fleets

and
deemed to be appropriate for the local mining conditions.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
13.3.3

HWM
Contract HWM units are available

for assignment to contour surface mining

pits in the Logan
County

Division.

HWM substantially

increases

coal

recovery

from

contour

mining

benches
and is ideally suited for coal resource areas characterized by thin coal seams and irregular or narrow boundaries that

are not well-suited

for underground

mining.

The contour

mining bench
will extend

into the

highwall to

the maximum

overburden stripping

ratio that

is economically
feasible or the minimum bench requirement for operation of the HWM unit.

13.4

Required Equipment and Personnel
13.4.1

Underground Mines
13.4.1.1

Powellton No. 1
The Powellton No. 1 Mine is active

with one continuous mining section.

The Upper Powellton
seam is accessed

via a shallow

slope and crop.

This mine produces

metallurgical coal from
leased mineral.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday through

Friday and every

other Saturday.

On each day,

two production sections
are scheduled

to produce

coal on

two shifts;

the third

shift is

reserved for

maintenance and
mine

conveyor belt

and

power moves.

The production

section

is configured

as a

full super
section with two continuous miners.

Productivity is planned at the rate of 48.8 meters to 76.6
meters

of

advance

(55.5

meters

to

87.2

meters

of

retreat).

A

total

of

50

employees

are
assigned to the mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

in shuttle cars.

At the conveyor belt, the

coal is discharged
from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The

conveyors
carry the coal to

the outside, where it is

transported via overland conveyor to

the preparation
plant and load-out.

The Powellton No. 1 Mine

is an operating facility; all

necessary infrastructure and utilities are
in place.

All necessary permits have been obtained.

Estimated expenditures for site closure
and reclamation are included in

the financial model for this

site.

Expected annual production
averages

approximately

204,000

marketable

tonnes.

The

mine

is

scheduled

to

terminate
during 2042.
13.4.1.2

Lower War Eagle
The Lower

War

Eagle Mine

is active

with three

production sections.

The Lower

War

Eagle
seam is

accessed via

an existing

slope.

This mine

is a

metallurgical coal

operation with

all
remaining production on leased mineral property.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday through Friday

and every other Saturday.

On each day, three production sections

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
are scheduled

to produce

coal on

two shifts;

the third

shift is

reserved for

maintenance and
mine conveyor belt and power

moves.

The sections are configured

as one single section

with
one

continuous

miner

and

two

super

sections

with

two

continuous

miners

available

for
production.

Productivity is planned at the rate

of 34.8 meters to 78.8 meters

of advance (40.3
meters to 90.9 meters

of retreat) per shift

of operation.

A total of

176 employees are assigned
to the mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

in shuttle cars.

At the conveyor belt, the

coal is discharged
from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The

conveyors
carry the coal

to the outside, where

it is transported

to the preparation

plant and load-out

via
overland conveyor.

The Lower War Eagle Mine

is an operating

facility; all necessary

infrastructure and utilities

are
in place.

All necessary permits have been obtained.

Estimated expenditures for site closure
and reclamation are included in

the financial model for this

site.

Expected annual production
averages

approximately

684,000

marketable

tonnes.

The

mine

is

scheduled

to

terminate
during 2033.

13.4.1.3

Eagle No. 1/Toney Fork #1
The Eagle No.

1 (Toney Fork #1) Mine is

an active mine

in the

Eagle (No. 2

Gas Lower) seam.

This mine is

a metallurgical coal

operation on

leased mineral property

and is accessed

via drift
entries from the outcrop.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday through Friday

and every other Saturday.

On each day, three production sections
are scheduled

to produce

coal on

two shifts;

the third

shift is

reserved for

maintenance and
mine

conveyor

belt

and

power

moves.

All

three

sections

are

full

super

sections

with

two
continuous

miners

per

section.

Productivity

is

planned

at

the

rate

of

37.2

meters

to

52.2
meters of advance

per shift (44.2

meters to 62.2

meters of retreat)

for the super

sections.

A
total of 177 employees are assigned to the mine.
Principal production equipment

per section includes

two continuous miners,

two roof bolters,
four

shuttle

cars,

and

two

scoops.

Coal

is

extracted

from

the

production

face

with

the
continuous miner

and hauled to

the mine conveyor

in shuttle cars.

At the

conveyor belt, the
coal is discharged onto a feeder breaker for transfer onto the conveyor.

The conveyors carry
the

coal

to

the

outside,

where

it

is

stacked

on

the

ground

to

await

truck

transport

to

the
preparation plant and load-out.
The Eagle

No. 1

Mine is

an operating

facility; all

necessary infrastructure

and utilities

are in
place.

All necessary permits

have been obtained;

the underground footprint

area expansion
is pending

final approval.

Estimated expenditures

for mine

closure and

site reclamation

are
included in the financial model.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
Expected annual production averages approximately 697,000 marketable tonnes.
The mine is scheduled to terminate during 2041.

13.4.1.4

Muddy Bridge
The Muddy Bridge Mine is an active mine in the Eagle (No. 2 Gas

Lower) seam.

This mine is
a metallurgical coal

operation on leased

mineral property and

is accessed via

drift entries from
the outcrop.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday through Friday plus

every other Saturday.

On each day,

two production sections
are scheduled

to produce

coal on

two shifts;

the third

shift is

reserved for

maintenance and
mine conveyor belt and power

moves.

The sections are configured

as full super sections

with
two continuous miners available

for production on each

section.

Productivity is planned at

the
rate of 43.3 meters to

62.5 meters of advance and

retreat per shift of operation.

A total of 114
employees are assigned to the mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

via shuttle cars.

At the conveyor belt, the coal

is discharged
from the

haulage units onto

a feeder breaker

for transfer

onto the

conveyor.

The conveyors
carry the coal to

the outside, where it

is stacked on the

ground to await truck

transport to the
Lower War

Eagle mine

for placement

onto the

overland conveyor

leading to

the preparation
plant and load-out.
The Muddy Bridge Mine is an operating facility; all necessary infrastructure and utilities are in place.

All necessary

permits have been

obtained.

Coal mining

permits are routinely

obtained.

Estimated

expenditures

for

mine

closure

and

site

reclamation

are

included

in

the

financial
model.
Expected

annual

production

averages

approximately

712,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to terminate during 2027.
13.4.1.5

Elklick Chilton
The proposed

Elklick Chilton

Mine is

scheduled to

begin production

in 2027.

The Chilton

seam
is

accessed

via

drift

entry.

The

seam

is

above

drainage.

This

mine

is

projected

to

be

a
metallurgical coal operation on leased mineral property.

Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday

through Friday

plus every

other Saturday.

On each day,

one production

section
is scheduled to

produce coal on

two shifts;

the third

shift is reserved

for maintenance

and mine
conveyor belt and power

moves.

The sections are configured as

full super sections with

two
continuous miners available

for production on

each section.

Productivity is

planned at the

rate

Coronado

Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
of

73.2

meters

of

advance

(109.8

meters

of

retreat)

per

shift

of

operation.

A

total

of

50
employees are assigned to the mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

via shuttle cars.

At the conveyor belt, the coal

is discharged
from the

haulage units onto

a feeder breaker

for transfer

onto the

conveyor.

The conveyors
carry the coal to

the outside, where it

is stacked on the

ground to await truck

transport to the
preparation plant and load-out.

The Elklick

Chilton mine

is a

permitted mine

with surface

infrastructure in

place.

The proposed
mine

is

located

in

an

area

with

a

long

history

of

coal

mining,

with

numerous

permitted
operations in

close proximity.

Estimated expenditures

for mine

closure and

site reclamation
are included in the financial model.
Expected

annual

production

averages

approximately

290,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to begin production in 2027 and terminate during 2040.
13.4.1.6

Camp Branch Chilton
The Camp Branch

Chilton Mine is

proposed mine in

the Chilton seam

which is accessed

via
drift

entry

from

the

outcrop

and

is

scheduled

to

begin

production

in

2027.

This

mine

is

a
metallurgical coal operation on leased mineral property.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday

through Friday

plus every

other Saturday.

On each day,

one production

section
is scheduled to

produce coal on

two shifts;

the third

shift is reserved

for maintenance and

mine
conveyor belt and power

moves.

The sections are configured as

full super sections with two
continuous miners available

for production on

each section.

Productivity is

planned at the

rate
of

73.2

meters

of

advance

(109.8

meters

of

retreat)

per

shift

of

operation.

A

total

of

50
employees are assigned to the mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

via shuttle cars.

At the conveyor belt, the coal

is discharged
from the

haulage units onto

a feeder breaker

for transfer

onto the

conveyor.

The conveyors
carry the coal to

the outside, where it

is stacked on the

ground to await truck

transport to the
preparation plant and load-out.
Due

to the

projected starting

date

for the

Camp Branch

Chilton Mine,

no detailed

design of
infrastructure or surface facilities has been completed to date.

The proposed mine is located
in the Appalachian Basin, which has an extensive

history (>100 years) of coal mining.

There
is a sufficient population base

within commuting distance of

the proposed operation; no

Camp

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance

with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
or Town

construction will be required.

Estimated mine access and utility capital expenditures
are included in the financial model for the mine.
The proposed Camp Branch Chilton Mine has an existing permit.

Estimated expenditures for
mine closure and site reclamation are included in the financial model.
Expected

annual

production

averages

approximately

335,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to begin production in 2027 and terminate during 2032.
13.4.1.7

Winifrede
The

proposed

Winifrede

(North

Fork)

Mine

is

scheduled

to

begin

production

in

2023.

The
Upper

Winifrede

seam

is

accessed

via

drift

along

the

outcrop.

This

mine

is

permitted

and
projected to be a metallurgical coal operation on leased mineral property.

Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday

through Friday

plus every

other Saturday.

On each day,

one production

section
is scheduled to

produce coal on

two shifts;

the third

shift is reserved

for maintenance

and mine
conveyor

belt

and

power

moves.

The

section

is

configured

as

a

super

section

with

two
continuous

miners

per

section

available

for

production.

Productivity

is

planned

at

the

38.1
meters to 45.1 meters

of advance (53.4 meters

to 63.1 meters of

retreat) per shift.

A total of
38 employees are assigned to the mine.
Principal production equipment

per section includes

two continuous miners,

two roof bolters,
four

shuttle

cars,

and

one

scoop.

Coal

is

extracted

from

the

production

face

with

the
continuous miner

and hauled to

the mine conveyor

in shuttle cars.

At the

conveyor belt, the
coal is discharged from

the shuttle cars onto a

feeder breaker for transfer onto

the conveyor.

The conveyors carry

the coal to

the outside, where

it is stacked

on the ground

to await truck
transport to the preparation plant and load-out.
There is an existing mine faceup

constructed for seam access.

The proposed mine is located
in the Appalachian Basin, which has an extensive

history (>100 years) of coal mining.

There
is a sufficient population base

within commuting distance of

the proposed operation; no

Camp
or Town

construction will be required.

The

proposed

Winifrede

Mine

at

North

Fork

is

permitted.

Estimated

expenditures

for

mine
closure and site reclamation are included in the financial model.
Expected

annual

production

averages

approximately

215,000

marketable

tonnes

at

steady
state levels.

The mine is scheduled to begin production in 2023 and terminate during 2024.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
13.4.1.8

Lower Powellton
The

proposed Lower

Powellton

Mine

is scheduled

to begin

production in

2031.

The Lower
Powellton seam is accessed via a proposed drift along the outcrop.

This mine is projected to
be a metallurgical coal operation on leased mineral property.
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday through Friday plus

every other Saturday.

On each day,

two production sections
are scheduled

to produce

coal on

two shifts;

the third

shift is

reserved for

maintenance and
mine conveyor belt

and power moves.

Both sections are

configured as a

super section with
two continuous miners

per section available

for production.

Productivity is planned

at the 73.2
meters of

advance per

shift (85.4

meters of

retreat per

shift).

A total

of 114

employees are
assigned to the mine during steady state production.
Principal production equipment

per section includes

two continuous miners,

two roof bolters,
four

shuttle

cars,

and

one

scoop.

Coal

is

extracted

from

the

production

face

with

the
continuous miner

and hauled to

the mine conveyor

in shuttle cars.

At the

conveyor belt, the
coal is discharged from

the shuttle cars onto a

feeder breaker for transfer onto

the conveyor.

The conveyors carry

the coal to

the outside, where

it is stacked

on the ground

to await truck
transport to

the preparation plant

and load-out.

The truck haul

cost is estimated

to be $1.98
per tonne.
Due

to

the

projected

starting

date

for

the

Lower

Powellton

Mine,

no

detailed

design

of
infrastructure or surface facilities has been completed to date.

The proposed mine is located
in the Appalachian Basin, which has an extensive

history (>100 years) of coal mining.

There
is a sufficient population base

within commuting distance of

the proposed operation; no

Camp
or Town

construction will be required.

Estimated mine access and utility capital expenditures
are included in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Lower

Powellton

Mine,

no

permit

work

has

been
completed to date.

The proposed mine

is located in

an area with

a long history

of coal mining,
with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained.

Estimated expenditures

for mine

closure and

site reclamation

are included

in the
financial model for each mine or plant site.
Expected

annual

production

averages

approximately

521,000

marketable

tonnes

at

steady
state levels.

The mine is scheduled to begin production in 2031 and terminate during 2041.
13.4.1.9

Upper Winifrede
The

proposed

Upper Winifrede

Mine

is

scheduled

to

begin

production

in

2032.

The

Upper
Winifrede seam is accessed via a proposed drift

along the outcrop.

This mine is projected to
be a metallurgical coal operation on leased mineral property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
Production is

scheduled for

approximately 265 days

each year,

which represents production
on Monday

through Friday

plus every

other Saturday.

On each day,

one production

section
is scheduled to

produce coal on

two shifts;

the third

shift is reserved

for maintenance

and mine
conveyor belt and power

moves.

The sections are configured as

full super sections with two
continuous miners available

for production on

each section.

Productivity is

planned at the

rate
of 73.2 meters of advance per shift of operation.

A total of 50 employees are assigned to the
mine.
Principal production equipment

includes two continuous

miners, two roof bolters,

four shuttle
cars, and

two scoops.

Coal is

extracted from

the production

face with

the continuous

miner
and hauled to the mine conveyor

in shuttle cars.

At the conveyor belt, the

coal is discharged
from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The

conveyors
carry the coal to

the outside, where it

is stacked on the

ground to await truck

transport to the
preparation plant and load-out.

The truck haul cost is estimated to be $4.03 per tonne.
Due

to

the

projected

starting

date

for

the

Upper

Winifrede

Mine,

no

detailed

design

of
infrastructure or surface facilities has been completed to date.

The proposed mine is located
in the Appalachian Basin, which has an extensive

history (>100 years) of coal mining.

There
is a sufficient population base

within commuting distance of

the proposed operation; no

Camp
or Town

construction will be required.

Estimated mine access and utility capital expenditures
are included in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Upper

Winifrede

Mine,

no

permit

work

has

been
completed to date.

The proposed mine

is located in

an area with

a long history

of coal mining,
with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained.

Estimated expenditures

for mine

closure and

site reclamation

are included

in the
financial model for each mine or plant site.
Expected

annual

production

averages

approximately

417,000

marketable

tonnes

at

steady
state levels.

The mine is scheduled to begin production in 2032 and terminate during 2036.
At the underground mines, ventilation fans are installed to provide a sufficient volume of air to
ventilate

production

sections,

coal

haulage

and

transport

entries,

battery

charging

stations,
and

transformers

in

accordance

with

approved

plans.

High-voltage

cables

deliver

power
throughout the mine where transformers reduce voltage for specific equipment requirements.

The Mine

Improvement and

New Emergency

Response Act

of 2006

(
MINER Act
) requires

that
carbon monoxide detection

systems be

installed along

mine conveyor

belts and

that electronic
two-way

tracking and

communications

systems be

installed

throughout underground

mines.

Water is required to control dust at production sections

and along conveyor belts, and to cool
electric motors.

Water is available

from nearby sources and

is distributed within the

mine by
pipelines as required.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
13.4.2

Surface Mines and Highwall Miners
Mining

operations

are

projected

to

utilize

area

mining

as

well

as

contour

mining

(
CTR )
methods.

The projected operations will employ equipment capable of a combined production rate of

approximately 6,500

bcm/shift in

2022 between

two spreads

of equipment

in 2022

to
16,700 bcm/shift between three spreads

of equipment in 2026.

In 2027, additional equipment
is

added

in

order

to

increase

production

levels

to

19,100

bcm/shift.

Further

equipment

is
projected for

2032 and

beyond in

order to

increase production

levels for

the remaining

LOM
production

to

27,100

bcm/shift.

The

production

model

assumes

that

the

mines

continue

at
this

production

rate

until

2048

when

the

equipment

suites

are

selectively

phased

out

of
production due to a reduction in available working areas.

All surface and/or HWM production
finishes in

2053.

The models

assume that

the operations

will work

two, 10-hour

production
shifts,

5

days

per

week

plus

every

other

Saturday,

with

sufficient

staffing

to

float

vacation
during the year.

A total of 115 employees are assumed for the surface mines.
It is assumed that most of

the spoil movement goes through a

shovel or loader bucket and is
eventually returned to

the pit for

final reclamation.

The dozer’s

primary responsibility is

cutting
the initial benches for the drill and shaping the reclaimed contour highwall.

All

highwall

mining

are

assumed

to

be

performed

by

a

contractor.

The

contractor

is
responsible for staffing those operations along with providing necessary equipment capital.
Spoil for

final highwall

reclamation is

expected to

come from

strategic placement

of spoil

on
pre-existing

benches

by

haul

trucks

such

that

they

are

within

the

push

distance

of

the
reclamation dozer.

13.4.2.1

Toney Fork
Toney

Fork

surface

mining

operations

are

projected

to

be

mined

from

2022

to

2039,

with
emphasis

placed

on

preparing

space

for

HWM

operations.

Expected

production

for

the
operations average approximately 372,000 marketable tonnes.
The Toney

Fork HWM operates in 2023 to 2043 and mines an additional 252,000 marketable tonnes at steady state levels.
13.4.2.2

Buffalo Creek South
The

Buffalo

Creek

South

surface

and/or

HWM

mining

operations

are

projected

to

operate
between

2027

and

2053,

with

emphasis

placed

on

preparing

space

for

HWM

operations.

Expected

surface

production

for

the

operations

totals

approximately

383,000

marketable
tonnes

at

steady

state

levels.

The

Buffalo

Creek

HWM

mines

an

additional

287,000
marketable tonnes at steady state levels.
13.4.2.3

Sugar Camp
Sugar

Camp

surface

mining

operations

are

projected

to

be

mined

from

2032

to

2051.

Expected production for the operations average approximately 267,000 marketable tonnes.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
The

Sugar

Camp

HWM

operates

from

2040

to

2047

and

mines

an

additional

265,000
marketable tonnes.
As shown

in
Tables 13-1 through

13-3
, the

areas planned

for underground

production continue
until 2042, whereas surface and

auger/HWM production is projected to

finish in 2053.

Clean
coal production varies directly

with coal thickness in

the case of the underground

mines, and
overburden removal for the surface mines.
Table 13-1:

Underground Summary of Production by Year (000)
Mine Name 2022 2023 2024 2025 2026 2027 2028 2029
Camp Br Chilton 0 0 0 0 0 125 371 344
Eagle No. 1 (Toney
Fork)
786 805 778 769 744 767 764 749
Elk Lick Chilton 0 0 0 0 0 56 250 255
Lower Powellton 0 0 0 0 0 0 0 0
Lower War Eagle 615 652 639 664 706 756 841 790
Powellton No. 1 40 0 33 205 205 206 203 205
Muddy Br No.2 Gas 683 660 689 804 786 565 0 0
Upper Winifrede 0 0 0 0 0 0 0 0
Winifrede (Chilton
Rider)
0 215 63 0 0 0 0 0

Total
2,123 2,332 2,202 2,442 2,441 2,475 2,429 2,342

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
Mine Name 2030 2031 2032 2033 2034 2035 2036 2037
Camp Br Chilton 338 288 142 0 0 0 0 0
Eagle No. 1 (Toney
Fork)
701 650 625 640 662 687 728 580
Elk Lick Chilton 271 283 303 252 272 308 371 327
Lower Powellton 0 166 495 510 490 503 508 517
Lower War Eagle 721 452 179 90 0 0 0 0
Powellton No. 1 212 209 209 213 215 201 196 199
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Upper Winifrede 0 0 230 564 378 309 314 0
Winifrede (Chilton
Rider)
0 0 0 0 0 0 0 0

Total
2,243 2,049 2,183 2,267 2,016 2,008 2,117 1,623
Mine Name 2038 2039 2040 2041 2042 2043 2044 2045
Camp Br Chilton 0 0 0 0 0 0 0 0
Eagle No. 1 (Toney
Fork)
417 197 169 287 0 0 0 0
Elk Lick Chilton 320 323 217 0 0 0 0 0
Lower Powellton 510 502 658 236 0 0 0 0
Lower War Eagle 0 0 0 0 0 0 0 0
Powellton No. 1 197 198 189 188 156 0 0 0
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Upper Winifrede 0 0 0 0 0 0 0 0
Winifrede (Chilton
Rider)
0 0 0 0 0 0 0 0

Total
1,444 1,220 1,234 711 156 0 0 0
Table 13-2:

Surface Summary of Production by Year (000)
Mine Name 2022 2023 2024 2025 2026 2027 2028 2029
Toney

Fork Surf
126 380 530 563 525 243 196 291
Buffalo Cr South
Area
0 0 0 0 0 287 522 555
Sugar Camp Area 1 0 0 0 0 0 0 0 0

Total
126 380 530 563 525 530 718 846

Mine Name 2030 2031 2032 2033 2034 2035 2036 2037
Toney

Fork Surf
411 291 266 322 452 431 476 318
Buffalo Cr South
Area
476 463 407 481 434 248 241 174
Sugar Camp Area 1 0 0 141 346 466 387 363 50

Total
887 754 815 1,149 1,352 1,066 1,079 543

Mine Name 2038 2039 2040 2041 2042 2043 2044 2045
Toney

Fork Surf
627 248 0 0 0 0 0 0
Buffalo Cr South
Area
257 351 310 379 441 227 562 372
Sugar Camp Area 1 135 34 77 165 149 510 283 398

Total
1,020 633 387 544 590 737 845 770

Mine Name 2046 2047 2048 2049 2050 2051 2052 2053
Toney

Fork Surf
0 0 0 0 0 0 0 0
Buffalo Cr South
Area
459 582 460 41 0 0 0 0
Sugar Camp Area 1 421 374 378 117 160 265 0 0

Total
880 955 838 158 160 265 0 0

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
Table 13-3:

Highwall Summary of Production by Year (000)
Mine Name 2022 2023 2024 2025 2026 2027 2028 2029
Toney

Fork HWM
0 207 171 207 101 227 253 182
Buffalo Cr South
HWM
0 0 0 0 0 164 261 208
Sugar Camp HWM 0 0 0 0 0 0 0 0

Total
0 207 171 207 101 391 514 390

Mine Name 2030 2031 2032 2033 2034 2035 2036 2037
Toney

Fork HWM
0 0 195 421 401 200 281 332
Buffalo Cr South
HWM
196 148 246 319 337 194 276 357
Sugar Camp HWM 0 0 0 0 0 0 0 0

Total
196 148 441 740 738 394 556 688

Mine Name 2038 2039 2040 2041 2042 2043 2044 2045
Toney

Fork HWM
298 264 214 289 291 171 0 0
Buffalo Cr South
HWM
254 319 286 220 406 0 0 34
Sugar Camp HWM 0 0 80 81 15 272 267 243

Total
552 582 580 590 713 443 267 277

Mine Name 2046 2047 2048 2049 2050 2051 2052 2053
Toney

Fork HWM
0 0 0 0 0 0 0 0
Buffalo Cr South
HWM
302 338 368 277 386 299 318 21
Sugar Camp HWM 388 156 0 0 0 0 0 0

Total
690 494 368 277 386 299 318 21
14
Processing and Recovery Methods
14.1

Description or Flowsheet
The Logan County Division includes the Saunders Preparation Plant in addition to the mines.

The

plant

site

includes raw

coal

storage,

clean

coal

storage,

a

railroad

loadout,

and

refuse
disposal

area.

The

plant

has

a

feed

rate

capacity

of

1,088

raw

tonnes

per

hour.

Primary
separation

equipment

includes

a

heavy

media

vessel,

heavy

media

cyclones,

classifying
cyclones,

spirals,

flotation

cells,

and

column

flotation,

supported

by

the

requisite

screens,
centrifuges, vacuum filters, sumps, pumps,

and distribution systems.

Coarse and fine refuse
are disposed separately in an adjacent refuse area which incorporates slurry cells.
Processes and

equipment are

typical of

those used

in the

coal industry

and are

in use

in nearly
all plants in the Central Appalachian Basin.

14.2

Requirements for Energy, Water,

Material and Personnel
Personnel have historically

been sourced from

the surrounding communities

in Logan, Boone,
Wyoming, and

Mingo counties, and

have proven

to be adequate

in numbers to

operate past
and current mines.

As mining is common in the surrounding

areas, the workforce is generally
familiar with mining practices and is comprised of a strong talent pool of experienced miners.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
Water is sourced locally from Buffalo Creek

Public Service District and/or

locally from streams
via water withdrawal permits, and electricity is sourced from AEP.

The service industry in the
areas surrounding the

mine complex has

historically provided supplies,

equipment repairs

and
fabrication, etc.

15
Infrastructure
The

Coronado-owned

Saunders

Preparation

Plant

services

the

mines.

The

ROM

coal

is
delivered from the

Powellton No. 1,

Eagle No. 1,

Muddy Bridge and

Lower War

Eagle Mines
via overland conveyor, all remaining

production is or

will be delivered

to the plant site

by truck.
The CSX rail line serves as the main means of transport from the mine complex/loadout.
As an active operation, the necessary support infrastructure for Logan is in place.
As

new

areas

are

developed,

the

infrastructure

requirements

will

change.

These

changes
have been considered in the LOM plans and financial model.
Most of the seams lie

below drainage; however, several metallurgical coal seams are situated
above drainage.

The underground mining resource

areas which are located

above-drainage
require

an

access

road

and

mine

access

development

along

the

outcrop,

whereas

below-
drainage mines are

accessed based on

other proposed surface

infrastructure locations and/or
surface property

control.

In some

cases, the access

and face-up may

be developed

as part
of

surface mining

activities.

A

mine

transformer and

water

tank are

located

at

the face-up,
along with the mine fan, stacker conveyor, supply facilities, shop, office, and bath house.
The surface

mining mobile

equipment spreads

advance the contour

and area

mining pits

while
systematically reclaiming the trailing

side of pits

where coal has

been removed.

The coal haul
roads

are

extended

and

maintained

as

the

pits

advance.

Support

facilities

are

maintained
nearby but

away from

the active

mining, and

include storage

areas for

blasting agents,

fuel
and lubricants, and mine supplies along with maintenance facilities and offices.
The HWM equipment

advances along with

the contour mining

pits.

The rate of

advance of the
contour

mining

is

somewhat

constrained

by

the

advancement

rate

of

the

HWM.

A

diesel-
powered

generator

trails

the

highwall

miner

and

powers

the

continuous

mining

unit.

Other
support facilities are provided along with the contour mining support facilities.

A map of the existing facilities in Figure 15-1

shows the layout of the required infrastructure.

Overland Conveyor
to Rail Loadout
Powellton No. 1 Mine
Surface Facilities
Overland Conveyor
to Refuse Area
Preparation Plant
Electrical
Substation
Water Tanks
N
0
122
Meters

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
Figure 15-1:

Logan Surface Facilities
16
Market Studies
16.1

Market Description
The

quality

characteristics

for

the

subject

coal

resources

and

coal

reserves

have

been
reviewed in detail by MM&A.

The drill hole data were utilized to develop average coal quality characteristics

for

the

mining

site.

These

average

coal

quality

characteristics

were

then
utilized as the basis for determining the

various markets into which the

saleable coal will likely
be placed.

The projected quality specifications for the Logan products are as shown in Table 16-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
Table 16-1:

Quality Specifications by Product

HVA HVB
Thermal
(A/R)
Moisture (%) 7.50 8.00 7.50
Ash (%) 7.50 8.00 12.50
Sulfur (%) 0.90 0.95 1.00
Volatile Matter (%) 32.5 37.0 36.0
Btu/lb. N/A N/A 12,300
Fluidity (ddpm) 30,000 25,000 N/A
MMR (%) 1.04 0.93 N/A
CSR 62 58 N/A
FSI 8.00 8.00 N/A
Note:

All Specs are dry basis except Moisture and

Thermal
The mine production serves the both the high-volatile metallurgical and the thermal markets.
16.2

Price Forecasts
Coronado provided

MM&A with

price forecasts

for its

active operations.

Customer coal

pricing
is

derived

from

market

observed

forward

estimates

based

on

global

economic

supply

and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented with Coronado’s

in-house knowledge of applicable

rail transportation charges,
ocean

freight

charges

and

port

charges.

MM&A

utilized

this

data

for

price

forecasting

in
financial

modeling.

Concurrent

with

aforementioned-quality

parameters

in

the

preceding
section,

production

from

the

proposed

operations

is

assumed

to

be

primarily

sold

in
metallurgical markets with limited thermal sales.

Pricing was provided through calendar year
2050 (after which sales prices were held constant).

Coal

price

forecasts

for

the

Logan

products

were

provided

by

Coronado

for

various

coal
markets in terms of US nominal dollars per metric tonne.

16.3

Contract Requirements
Some

contracts

are

necessary

for

successful

marketing

of

the

coal.

For

Logan,

since

all
mining, preparation and marketing is done in-house, the remaining contracts required are:
> Transportation

– The Mine contracts with the CSX Railroad to transport the coal to either the domestic customers or to the Pier 6 and Dominion terminals at Norfolk, Virginia for overseas shipment.
> Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the
market, long-term contracts are not typically written.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52
17
Environmental Studies, Permitting and Plans,
Negotiations or

Agreements with Local
Individuals

17.1

Results of Studies
MM&A

completed

a

Limited

Phase

I

Environmental

Site

Assessment

(
ESA
)

on

the

Logan
Property in May 2017 on behalf of

Coronado.

Coronado reports not having conducted such

a
study

since

the

MM&A

studies.

The

ESA

completed

by

MM&A

included

a

site

inspection,
review of

historical records,

a database

search of

State and

Federal regulatory

records and
interviews

to

identify potential

recognized environmental

conditions (
RECs
) that

may

create
environmental liability

for the

sites.

MM&A concluded

that no

long-term

liabilities existed

at
the time of these ESAs.
Based on

these former

ESAs completed

by MM&A,

it is

the QPs’

opinion that

Logan has

a
generally typical coal industry record of compliance with applicable mining, water quality, and environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality

monitoring
during site reclamation, are included in the financial models.
17.2

Requirements and Plans for Waste Disposal
The

original

design

for

the

North

Fork

Refuse

Area

(
North

Fork
)

at

the

Logan

Property
projected a

crest to

elevation 686 meters.

The present

elevation of

the deck

is ±685meters.

In

2018

MSHA approved

an

expansion plan

to

raise

the

cross-valley crest

to

elevation

802
meters, and

from there

converting to

a sidehill

fill.

This will

allow for

a total

volume of

50 million
CM

which

would

be

sufficient

capacity

for

all

the

refuse

generated

by

the

LOM

plan

that
underpins the

current Logan County

Division reserves.

Further plans

for the

North Fork

site
call for

conversion of the

fill to a

total cross-valley configuration,

predicated on completion

of
surface mining

on the

ridge between

North Fork

and

Middle Fork.

This has

the potential

of
providing an additional 10 million CM of capacity.
17.3

Permit Requirements and Status
All mining operations are subject to federal

and state laws and must obtain permits

to operate
mines,

coal

preparation

and

related

facilities,

haul

roads,

and

other

incidental

surface
disturbances necessary for mining to occur.

Permits generally require that the permittee post
a performance bond

in an

amount established

by the regulatory

program to provide

assurance
that

any

disturbance

or

liability

created

during

mining

operations

is

properly

restored

to

an
approved post-mining

land use

and

that all

regulations and

requirements of

the permits

are
fully satisfied before

the bond is

returned to the

permittee.

Significant penalties exist

for any
permittee

who

fails

to

meet

the

obligations

of

the

permits

including

cessation

of

mining
operations, which can lead to potential forfeiture

of the bond.

Any company, and its directors,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53
owners and officers,

which are subject

to bond forfeiture

can be denied

future permits under
the program.
1
New permits

or permit

revisions will

occasionally be

necessary to

facilitate the

expansion or
addition of new mining areas

on the properties, such as

amendments to existing permits and
new

permits

for

mining

of

reserve

areas.

Exploration

permits

also

are

required.

Property
under lease

includes provisions

for exploration

among the

terms of

the lease.

New or

modified
mining permits

are subject

to a

public advertisement

process and

comment period,

and the
public is provided

an opportunity to

raise objections

to any proposed

mining operation.

MM&A
is not aware

of any specific

prohibition of mining

on the subject

property and

given sufficient
time and

planning, Coronado

should be

able to

secure new

permits to

maintain

its planned
mining operations within the context of current regulations.

Necessary permits are in place to
support current

production on the

properties, but

future permits are

required to maintain

and
expand

production.

Portions

of

the

properties

are

located

near

local

communities.

Regulations

prohibit

mining

activities

within

91.4

meters

of

a

residential

dwelling,

school,
church,

or

similar

structure

unless

written

consent

is

first

obtained

from

the

owner

of

the
structure.

Where

required,

such

consents

have

been

obtained

where

mining

is

proposed
beyond the regulatory limits.
Coronado has obtained all mining

and discharge permits to operate

its mines and processing,
loadout or related facilities.

MM&A is unaware of any obvious or current Coronado permitting issues that are expected to prevent the issuance of future permits.

Logan, along with all coal
producers,

is

subject

to

a

level

of

uncertainty

regarding

future

clean

water

permits

due

to
United States Environmental Protection Agency ( EPA )

involvement with state programs.
The Mining permits currently held by Logan are shown in Table 17-1.
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
Table 17-1:

Logan Mining Permits
Type Permit ID Permit Name $ Bond Current Status
Issued
Date
Expiration Date Hectares NPDES No.
Other
O001984

North Fork Refuse
1
$1,033,200
Renewed 4/11/1984 4/11/2024 116.03
WV0095699
Other - Loadout Only
O009283

Elk Lick Dock
$33,000
Renewed 6/10/1983 6/10/2023 13.31
WV1023071
Other
O009883

Saunders Prep Plant
$223,200
Renewed 6/24/1983 6/24/2023 36.04
WV0095699
Other - Refuse
Disposal
O012383

Middle Fork Refuse
1
$364,800
Renewed 9/27/1983 9/27/2023 46.13
WV0096156
Other - Loadout Only
O500513

Toney Fork Loadout

$32,000
Renewed 9/11/2014 9/11/2024 12.67
WV1028081
Other - Refuse
Disposal
O501108 Elklick Branch Haulroad/Refuse
1

$281,600 Renewed 11/13/2008 11/13/2023 5.83 WV1029843
Coal Surface Mine
S500417

North Fork Winifrede Contour Mine

$390,000
Not Started 2/13/2018 2/13/2023 50.59
WV1028430
Coal Surface Mine
S500709

Toney Fork Surface Mine No. 3

$2,625,000
Renewed 11/20/2013 11/20/2023 340.83
WV1019902
Coal Surface Mine
S501210

Toney Fork West Surface Mine

$1,670,000
Inactive 2/29/2012 2/28/2022 134.30
WV1024990
Coal Surface Mine
S501410

Elklick Surface Mine

$2,760,800
Inactive 8/16/2013 8/16/2023 327.47
WV1025015
Coal Surface Mine
S503395

TONEY FORK SURFACE #2

$5,605,000
Renewed 5/28/1998 5/28/2023 453.61
WV1016750
Coal Underground
U004485

Dingess Br. No. 1
$0
Completely
Released
6/12/1985 PHII Released 4.05
WV1008340
Coal Underground
U400299

Paynter Branch Mine No. 1

$81,000
Renewed 4/5/2002 4/5/2022 10.01
WV1018728
Coal Underground
U500109

Chilton Deep Mine No. 1

$30,800
Inactive 1/31/2011 1/31/2026 5.53
WV1019821
Coal Underground U500789 WA #1 Mine $0
Completely
Released

7/31/1990 PHII Released 0 WV0096385
Coal Underground U500919 North Fork Winifrede Deep Mine $12,240 New 03/03/2020 3/3/2025 2.21
Coal Underground
U501311

Eagle No. 1 Mine

$91,080
Not Started 5/20/2013 5/20/2023 14.71
WV1025139
Coal Underground
U502008

Dingess Br-Chilton Mine No. 2

$42,920
Phase 1 Released 10/10/2008 PHI Released 11.62
WV1029908
Coal Underground
U505392

ALMA NO. 1 MINE

$283,480
Renewed 3/3/1995 3/3/2025 39.25
WV1013408
Coal Underground U506686 Camp Branch Deep Mine $96,200 Renewed 1/26/1987 1/26/1997 26.24 WV0093122
Coal Surface Mine
S500615

Toney Fork A-Ridge Surface Mine

$80,000
Phase 1 Released 2/24/2016 2/24/2026 15.80
WV1028278
Coal Underground
U501015

CB Chilton #1 Mine

$10,600
Not Started 12/28/2016 12/28/2021 1.68
WV1028316
Coal Underground
U503496
Muddy Bridge Branch #1
$35,280
Renewed 08/04/1997 08/04/2022 5.46
WV1016954
Coal Underground
U503596
Muddy Bridge Branch #2
$65,520
Renewed 08/04/1997 08/04/2022 10.35
WV1016954
River Dock
810-8037
Big Sandy Dock
$210,700
In-Active 7/10/1986 7/10/2021 2.99 KYG040724
Notes:

1.

Permits containing refuse placement.

2.

Does not include prospect permits.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
17.4

Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of Federal or State Regulations.
17.5

Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately upon abandonment.

In general, site reclamation includes

removal of structures,
backfilling, regrading, and revegetation of disturbed areas.

For surface mines, the majority of
the expense

for backfilling and

regrading is completed

as part of

ongoing mining operations,
with only

reclamation of

final pits

and HWM

benches required

at end-of-mine

life.

Sediment
control is required

during the

establishment of

vegetation, and

bond release

generally requires
a

minimum

five-year

period

of

site

maintenance,

water

sampling,

and

sediment

control
following

mine

completion.

This

requirement is

reduced

to two

years for

certain

operations
involving re-mining.

Reclamation of underground mines includes closure and sealing of mine openings such as portals and shafts in addition to the items listed above.

Estimated costs

for mine

closure, including

water quality

monitoring during

site reclamation,
are included in the financial models.

As with all mining companies, an

accretion calculation is
performed annually so the necessary

Asset Retirement Obligations (
ARO
) can be shown as

a
Liability on the Balance Sheet.
17.6

Qualified Person’s Opinion
The Logan complex is an

operating facility; all necessary permits

for current production have
been obtained.

The QPs know

of no reason that any

permits revisions that may be

required
cannot be obtained.

Estimated expenditures for site

closure and reclamation

are included in the

financial model for
this site.
18
Capital and Operating Costs
18.1

Capital Cost Estimate
The production sequence selected for a property must consider the proximity of each reserve area to coal preparation

plants, river docks and

railroad loading points, along

with suitability of
production equipment

to coal

seam conditions.

The in-place

infrastructure was

evaluated, and
any

future

needs

were

planned

to

a

level

suitable

for

a

Preliminary

Feasibility

Study

and
included in the Capital Forecast.
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Logan.

MM&A’s

capital

schedules

assume

that

major

equipment

rebuilds

occur

over

the

course

of
each machine’s

remaining assumed

operating life.

Replacement equipment

was scheduled
based

on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry

standards

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
with respect

to the useful

life of such

equipment.

As one mine

is depleted, the

equipment is
moved to its replacement.
A summary of the estimated capital for the Property is provided in Figure 18-1 below.

Figure 18-1:

CAPEX
18.2

Operating Cost Estimate
Coronado

provided

historical

and

a

preliminary

5-year

projection

of

operating

costs

for
MM&A’s review.

MM&A used the historical

and/or budget cost information

as a reference and
developed

a

personnel schedule

for

the

mine.

Hourly

labor

rates and

salaries

were

based
upon

information

contained

in

Coronado’s

financial

summaries.

Fringe

benefit

costs

were
developed for vacation

and holidays, federal

and state unemployment

insurance, retirement,
workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,

healthcare

and
bonuses.

A

cost

factor

for

mine

supplies

was

developed

that

relates

expenditures

to

mine
advance rates for roof control costs and other mine supply costs experienced at underground mines.

Other factors were developed for maintenance and repair costs, rentals, mine power, outside services and other direct mining costs.

Other cost factors were

developed for coal

preparation plant processing,

refuse handling, coal
loading, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned
for

production

from

leased

coal

lands

and

sales

taxes

were

calculated

for

state

severance
taxes, the federal black lung excise tax, and federal and state reclamation fees.
Mandated Sales Related Costs such as Black Lung Excise are summarized in
Table

18-1
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
Table 18-1:

Estimated Coal Production Taxes and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax -
Underground
Per Tonne $1.21
Federal Black Lung Excise Tax - Surface Per Tonne $0.61
Federal Black Lung Excise Tax - Highwall
Miner
Per Tonne $0.61
Federal Reclamation Fees – Underground Per Tonne $0.13
Federal Reclamation Fees – Surface Per Tonne $0.31
Federal Reclamation Fees - Highwall Miner Per Tonne $0.31
West Virginia Reclamation Tax

-
Underground
Per Tonne $0.308
West Virginia Reclamation Tax

- Surface
Per Tonne $0.308
West Virginia Reclamation Tax

- Highwall
Miner
Per Tonne $0.308
West Virginia Severance Tax Percentage of Revenue 1 to 5%
Royalties – Underground Percentage of Revenue 5 to 8%
Royalties – Surface Percentage of Revenue 9%
Royalties - Highwall Miner Percentage of Revenue 9%
Notes: 1. Federal black lung excise tax is paid

only on coal sold domestically.

MM&A assumed
45% of total coal sales to be domestic in the economic

analysis discussed below.
A summary of the projected Operating Costs is in
Table

18-2
.
Table 18-2:

Logan Operating Costs

YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
Remainin
g
LOM
Average

Total 2022 2023 2024 2025 2026 2027 2028 2029
ROM Production Tonnes

146.4

5.8

7.2

7.2

8.2

7.8

8.0

7.8

7.8

3.5

Yield
50.16% 39.12
%
40.50
%
40.20
%
39.27
%
39.32
%
42.21
%
47.16
%
45.81
%
55.94%
Saleable Production
Tonnes
*

73.4

2.2

2.9

2.9

3.2

3.1

3.4

3.7

3.6

1.9

Thermal Tonnes

4.30

0.04

0.11

0.16

0.17

0.16

0.13

0.16

0.20

0.13

Domestic Met Tonnes

69.14

2.21

2.81

2.74

3.04

2.91

3.26

3.50

3.38

1.81

Export Met Tonnes

-

-

-

-

-

-

-

-

-

-

Total Saleable Tonnes

73.44

2.25

2.92

2.90

3.21

3.07

3.40

3.66

3.58

1.94

Cash Costs per Tonne:
Mining Costs
$65.37
$61.54

$59.28

$61.82

$60.25

$63.24

$62.37

$60.89

$61.61

$67.44

Processing and Transport

$15.93

$17.85

$17.36

$14.27

$14.04

$14.48

$14.42

$13.96

$14.43

$16.44

Sales Related Costs

$15.22

$15.64

$12.12

$11.13

$12.16

$12.11

$13.44

$13.79

$13.85

$16.37

G&A

$2.08

$2.73

$2.16

$2.11

$1.96

$2.06

$2.06

$2.06

$2.06

$2.06

Total Cash Costs

$98.61

$97.76

$90.92

$89.32

$88.41

$91.89

$92.29

$90.70

$91.95

$102.31

* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal represents 0.04% of the total
production, and none of this coal was included in the estimate of reserves.
19
Economic

Analysis
19.1

Assumptions, Parameters and Methods
A pre-feasibility LOM

plan was prepared

by MM&A for

the Logan operations.

MM&A prepared
mine

projections

and

production

timing

forecasts

based

on

coal

seam

characteristics.

Production

timing

was

carried

out

from

2022

to

depletion

(exhaustion)

of

the

coal

reserve

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
areas, which is projected

for the year 2053.

All costs and

prices are based on

2021 nominal
United States dollars.
The

Mine

plan,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance

by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect
future conditions.

MM&A is confident

that the mine

plan and

financial model are

reasonably
representative to provide an accurate estimation of coal reserves.
Capital

schedules

were

developed

by

MM&A for

mine

development,

infrastructure,

and

on-
going capital

requirements for

the life

of the

mine.

Staffing levels

were prepared,

and operating
costs estimated by

MM&A.

MM&A utilized historical

cost data provided by

Coronado and its
own knowledge and experience to estimate direct and indirect operating costs.

The preliminary

feasibility financial

model, prepared

for this

TRS, was

developed to

test the
economic viability

of the coal

reserve area.

The results

of this

financial model

are not intended
to represent a bankable feasibility study, required for financing of any current or future mining operations, but are

intended to

prove the economic

viability of the

estimated coal reserves.

All
costs

and

prices are

based on

2021

nominal United

States dollars

assuming

a 2%

inflation
rate.
On an

unlevered basis,

the NPV

of the

project cash

flows after

taxes was

estimated for

the
purpose

of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are
calculated by subtracting

direct and indirect

operating expenses and

capital expenditures from
revenue.

Direct costs

include labor, drilling

and blasting,

operating supplies, maintenance

and
repairs, facilities costs for

materials handling, coal

preparation, refuse disposal,

coal loading,
sampling

and

analysis services,

reclamation and

general and

administrative costs.

Indirect
costs include statutory and legally

agreed upon fees related

to direct extraction of

the mineral.

The

indirect

costs

are

the

Federal

black

lung

tax,

Federal

and

State

reclamation

taxes,
property

taxes,

local

transportation

prior

to

delivery

at

rail

or

barge

loading

sites,

coal
production

royalties,

sales

and

use

taxes,

income

taxes

and

State

severance

taxes.

Coronado’s historical costs provided a useful reference for MM&A’s cost estimates.
Sales

revenue

is

based

on

the

metallurgical

coal

price

information

provided

to

MM&A

by
Coronado.
Projected debt

service is

excluded from

the P&L

and cash

flow model

in order

to determine
Enterprise Value.
The financial model expresses coal sales prices, operating

costs, and capital expenditures in
current

day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation
costs

are

included

based

on

engineering

estimates

for

each

mine

by

year.

The

Coronado
division’s existing allocations of administrative costs are continued in the future projections.
Coronado will pay royalties

for the various

current and projected

operations.

The royalty rates
vary by mining method and location.

The royalty rates for Logan are estimated to be 5 to 9%
of the sales revenue.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado
level,

incorporating

statutory

depletion

calculations,

as

well

as

state

income

taxes,

and

a
federal

tax

rate

of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax
purposes, the losses are carried over to offset future taxable income.

The terms “cash flows”
and “project cash flows” used in this report refer to after tax cash flows.
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level
ranges

from

a

peak

of

4.2

million

tonnes

in

2033

to

a

low

of

1.0

million

tonnes

in

2045.

Projected consolidated revenue

ranges from $150.1

million to $537.5

million at steady

state.

Revenue totals $10.0 billion for the project’s life.
Consolidated cash flow from operations is positive throughout the projected operating period, with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

Consolidated cash flow from operations peaks at $136.5 million in 2034 and totals $2.4 billion
over the project’s

life.

Capital expenditures total

$141.2 million from

2022 through 2026

and
$709.4 million over the project’s life.

Coal price forecasts

for coal

products were prepared

by Coronado

for its proposed

operations.

Such

prices

were used

for

the

revenue

input

into

the financial

model.

Sales

variable costs
such as production royalties and severance taxes were based upon the revenue input.
19.2

Results
The pre-feasibility financial model,

prepared by MM&A for

this TRS, was developed

to test the
economic

viability

of

each

coal

resource

area.

The

results

of

this

financial

model

are

not
intended

to

represent

a

bankable

feasibility

study,

as

may

be

required

for

financing

of

any
current

or

future

mining

operations

contemplated

but

are

intended

to

prove

the

economic
viability of the estimated coal

reserves.

Optimization of the LOM plan was

outside the scope
of the engagement.
Figure 19-1

shows the

annual variance

of cash

costs per

ton.

Table 19-1

shows LOM

tonnage,
P&L, and EBITDA for Logan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
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M
ILLER
& A
SSOCIATES
, I
NC
. 60
Figure 19-1:

Cash Costs per Tonne
As shown

above, the

Logan’s average cash

cost ranges

between approximately

$89 and

$116
per tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax P&L Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton

1,607

$32,285

$20.08

$54,357

$33.82

Eagle No. 1 (Toney Fork)

12,504

$91,928

$7.35

$205,032

$16.40

Elk Lick Chilton

3,809

$116,111

$30.48

$150,035

$39.39

Lower Powellton

5,095

$102,826

$20.18

$164,666

$32.32

Lower War Eagle

7,105

$207,728

$29.24

$308,368

$43.40

Powellton No. 1

3,677

$97,593

$26.54

$151,180

$41.12

Muddy Br No.2 Gas

4,188

$270,115

$64.50

$313,447

$74.85

Upper Winifrede

1,794

$57,593

$32.11

$78,591

$43.82

Winifrede (Chilton Rider)

278

$1,052

$3.79

$5,158

$18.58

Consolidated Deep Mines

40,057

$977,232

$24.40

$1,430,834

$35.72

Surface Mines
Toney Fork Surf

6,698

$30,295

$4.52

$142,924

$21.34

Buffalo Cr South Area

8,728

$97,428

$11.16

$221,170

$25.34

Sugar Camp Area 1

5,221

$32,688

$6.26

$148,325

$28.41

Surface Mines Consolidated

20,646

$160,411

$7.77

$512,419

$24.82

Highwall Miner (HWM)
Operations
Toney Fork HWM

4,705

$254,021

$53.99

$256,385

$54.49

Buffalo Cr South HWM

6,532

$439,179

$67.23

$440,183

$67.39

Sugar Camp HWM

1,501

$98,208

$65.43

$98,208

$65.43

HWM Consolidated

12,738

$791,408

$62.13

$794,775

$62.39

Grand Total

73,441

$1,929,050

$26.27

$2,738,028

$37.28

* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal
represents 0.04% of the total production, and none of this coal was included in the estimate of reserves.
As shown in
Table

19-1,

the Logan Complex shows positive EBITDA over the LOM.

Overall,
Coronado’s consolidated operations show positive LOM P&L

and LOM EBITDA of $1.9

billion

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
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M
ILLER
& A
SSOCIATES
, I
NC
. 61
and $2.7 billion, respectively.

A summary of the

key financial performance metrics

projected
through 2029 is provided below in Table 19-2 .
Table 19-2:

Summary of Logan Key Financial Performance

Metrics (2022-2029)

YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
Remainin
g
LOM
Average

Total 2022 2023 2024 2025 2026 2027 2028 2029
ROM Production Tonnes

146.4

5.8

7.2

7.2

8.2

7.8

8.0

7.8

7.8

3.5

Yield
50.16% 39.12
%
40.50
%
40.20
%
39.27
%
39.32
%
42.21
%
47.16
%
45.81
%
55.94%
Saleable Production
Tonnes
*

73.4

2.2

2.9

2.9

3.2

3.1

3.4

3.7

3.6

1.9

Thermal Tonnes

4.30

0.04

0.11

0.16

0.17

0.16

0.13

0.16

0.20

0.13

Domestic Met Tonnes

69.14

2.21

2.81

2.74

3.04

2.91

3.26

3.50

3.38

1.81

Export Met Tonnes

-

-

-

-

-

-

-

-

-

-

Total Saleable Tonnes

73.44

2.25

2.92

2.90

3.21

3.07

3.40

3.66

3.58

1.94

Cash Costs per Tonne:
Mining Costs

$65.37

$61.54

$59.28

$61.82

$60.25

$63.24

$62.37

$60.89

$61.61

$67.44

Processing and Transport

$15.93

$17.85

$17.36

$14.27

$14.04

$14.48

$14.42

$13.96

$14.43

$16.44

Sales Related Costs

$15.22

$15.64

$12.12

$11.13

$12.16

$12.11

$13.44

$13.79

$13.85

$16.37

G&A

$2.08

$2.73

$2.16

$2.11

$1.96

$2.06

$2.06

$2.06

$2.06

$2.06

Total Cash Costs

$98.61

$97.76

$90.92

$89.32

$88.41

$91.89

$92.29

$90.70

$91.95

$102.31

EBITDA per Tonne

$37.28

$89.22

$26.97

$26.95

$34.49

$35.09

$34.68

$32.64

$32.66

$37.31

Expansion CapEx ($M)

$-

$-

$-

$-

$-

$-

$-

$-

$-

$-

Maintenance CapEx ($M)

$709.4

$54.8

$27.4

$28.0

$17.4

$13.7

$59.6

$28.7

$27.1

$18.1

Total CapEx

$709.4

$54.8

$27.4

$28.0

$17.4

$13.7

$59.6

$28.7

$27.1

$18.1

* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal represents 0.04% of the total
production, and none of this coal was included in the estimate of reserves.
After

Tax

Cash Flows

were

developed

in

order to

calculate

the NPV

for

this

Property.

The
NPV is estimated

to be $611.3

million at a

discount rate of

10.0%.

A summary of

the Logan
after-tax cash flow is shown in
Table

19-3
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
Table 19-3:

Project Cash Flow Summary ($000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2022 2023 2024 2025 2026
Production & Sales tonnes 73,441 2,250 2,919 2,903 3,213 3,067
Total

Revenue
$9,980,224 $420,654 $344,156 $337,534 $394,845 $389,424
EBITDA $2,738,028 $200,726 $78,732 $78,233 $110,802 $107,624
Net Income $1,610,525 $120,459 $34,650 $29,605 $61,436 $59,748
Net Cash Provided by Operating Activities $2,372,457 $125,587 $89,779 $70,664 $90,037 $94,643
Purchases of Property, Plant, and
Equipment $(709,361) $(54,793) $(27,441) $(27,989) $(17,357) $(13,652)
Net Cash Flow $1,663,096 $70,794 $62,338 $42,674 $72,680 $80,991

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2027 2028 2029 2030 2031 2032
Production & Sales tonnes 3,396 3,661 3,579 3,326 2,950 3,438
Total

Revenue
$431,154 $451,609 $445,987 $420,670 $376,614 $440,781
EBITDA $117,770 $119,515 $116,897 $111,475 $78,018 $87,218
Net Income $65,436 $69,828 $70,242 $65,713 $34,306 $33,521
Net Cash Provided by Operating Activities $100,542 $104,726 $104,191 $100,196 $77,188 $77,404
Purchases of Property, Plant, and
Equipment $(59,598) $(28,735) $(27,081) $(31,232) $(48,753) $(71,927)
Net Cash Flow $40,944 $75,991 $77,110 $68,964 $28,435 $5,477

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2033 2034 2035 2036 2037 2038
Production & Sales tonnes 4,156 4,105 3,468 3,753 2,854 3,015
Total

Revenue
$537,477 $534,901 $465,163 $514,566 $405,973 $421,828
EBITDA $142,816 $161,080 $119,812 $148,790 $92,000 $117,900
Net Income $89,651 $103,843 $69,446 $91,589 $53,041 $76,624
Net Cash Provided by Operating Activities $113,575 $136,352 $113,896 $123,326 $92,161 $99,895
Purchases of Property, Plant, and
Equipment $(23,808) $(29,414) $(13,377) $(19,641) $(50,095) $(29,180)
Net Cash Flow $89,767 $106,938 $100,519 $103,685 $42,066 $70,715

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2039 2040 2041 2042 2043 2044
Production & Sales tonnes 2,436 2,201 1,845 1,459 1,180 1,112
Total

Revenue
$355,369 $338,176 $268,754 $214,586 $172,885 $150,118
EBITDA $87,011 $83,646 $68,092 $62,920 $44,089 $34,328
Net Income $55,313 $54,058 $44,925 $45,801 $29,936 $22,534
Net Cash Provided by Operating Activities $83,815 $71,639 $61,735 $55,327 $42,764 $32,618
Purchases of Property, Plant, and
Equipment $(15,349) $(9,482) $(14,390) $(5,290) $(14,378) $(3,690)
Net Cash Flow $68,466 $62,157 $47,345 $50,037 $28,386 $28,928

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2045 2046 2047 2048 2049 2050
Production & Sales tonnes 1,047 1,570 1,449 1,206 435 546
Total

Revenue
$152,705 $241,778 $219,387 $188,710 $76,217 $101,030
EBITDA $31,080 $76,832 $69,847 $62,067 $19,753 $38,469
Net Income $16,163 $53,074 $44,398 $39,304 $4,857 $21,379
Net Cash Provided by Operating Activities $28,550 $56,069 $60,773 $54,739 $27,203 $29,794
Purchases of Property, Plant, and
Equipment $(33,303) $(3,327) $(23,807) $(5,664) $(5,458) $(1,150)
Net Cash Flow $(4,752) $52,742 $36,967 $49,075 $21,745 $28,645

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2051 2052 2053 2054 2055 2056
Production & Sales tonnes 564 318 21 - - -
Total

Revenue
$102,990 $60,217 $3,964 $- $- $-
EBITDA $42,382 $26,401 $1,703 $- $- $-
Net Income $24,434 $24,120 $1,383 $(164) $(84) $(43)
Net Cash Provided by Operating Activities $35,071 $18,199 $3,510 $(1,729) $(882) $(899)
Purchases of Property, Plant, and
Equipment $- $- $- $- $- $-
Net Cash Flow $35,071 $18,199 $3,510 $(1,729) $(882) $(899)
* The Financial model includes 0.03 million tonnes of inferred coal production.

Inferred coal represents 0.04% of the total
production, and none of this coal was included in the estimate of reserves.
19.3

Sensitivity
Sensitivity of

the NPV

results to

changes in

the key

drivers is

presented in

the chart

below.

The sensitivity study

shows the NPV

at the 10.0%

discount rate when

Base Case sales

prices,
operating costs, and

capital costs are increased

and decreased in increments

of 5% within a
+/- 15% range.
Figure 19-2:

Sensitivity of NPV
As shown, NPV

is quite sensitive

to change in

sales price and

operating cost estimates,

and
slightly sensitive to changes in capital cost estimates.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64
20
Adjacent Properties
20.1

Information Used
No Proprietary information associated with neighboring properties was used as part of this study.
21
Other Relevant Data and Information
MM&A performed

a previous

audit of

all the

Properties in

year 2017

for Coronado

based on
SEC

Industry

Guide

7

standards.

In

addition,

MM&A

completed

a

Limited

Phase

I
Environmental Site Assessment

(
ESA
) on

the Property

in 2017

on behalf

of Coronado.

MM&A
conducted

a

Joint

Ore

Reserve

Committee

(
JORC
)

compliant

resource

and

reserve
assessment of the

assets effective

January 1, 2018.

By assignment, the

JORC assessment
included

a

preliminary

feasibility

level

study

of

the

subject

coal

reserves,

encompassing
detailed mine

planning and

cost analysis

through depletion

of Logan’s

JORC-compliant coal
reserves.

MM&A utilized

this former

preliminary feasibility

study as

the basis

of an

updated
study which meets those standards set forth by the SEC.
22
Interpretation and Conclusions
22.1

Conclusion
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to

support the geological

interpretations of seam

structure and thickness

for
coal

horizons

situated

on

the

Property.

The

data

is

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
The geological

data and

preliminary feasibility

study,

which consider

mining plans,

revenue,
and

operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study

is
sufficient to

conclude that

the 73.4 Mt

of marketable

coal reserves

identified on the

Property
are economically

mineable under

reasonable expectations

of market

prices for

metallurgical
coal products, estimated operation costs, and capital expenditures.
22.2

Risk Factors
Risks have been identified for operational, technical and administrative subjects addressed in
the Pre-Feasibility Study.

A risk matrix has been

constructed to present the risk

levels for all
the risk factors

identified and quantified

in the risk assessment

process.

The risk matrix

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
risk assessment

process are

modelled to

that presented

in the

Australian and

New Zealand
Standard on Risk Management (AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders of key aspects of

the Coronado projects that can

be impacted by events whose
consequences can affect the success of the venture.

The significance of an impacted aspect
of the operation is directly related to both the probability of occurrence and the severity of the consequences.

The

initial

risk

for

a

risk

factor

is

herein

defined

as

the

risk

level

after

the
potential impact

of the

risk factor

is addressed

by competent

and prudent

management utilizing
control measures readily available.

Residual risk for a risk factor is herein defined as the risk level following application

of special mitigation

measures if management

determines that the
initial

risk

level

is

unacceptable.

Initial

risk

and

residual

risk

can

be

quantified

numerically,
derived by the

product of values

assigned to probability

and consequence ranging

from very
low risk to very high risk.

The

probability

and

consequence

parameters

are

subjective

numerical

estimates

made

by
practiced mine engineers and managers.

Both are assigned values from 1 to 5 for

which the
value 1 represents the

lowest probability and least

consequence, and the value

5 represents
the highest probability and

greatest consequence.

The products, which define

the Risk Level,
are classified from very low to very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated during

this assignment

total 13.

No residual

risks are
rated Very

High.

One (1)

residual risk

is rated

High.

Eight (8)

of the

risk aspects

could be
associated

with

Moderate

residual risk.

Four

(4) of

the

risk aspects

were

attributed

Low or
Very Low residual risks.

22.2.1

Governing Assumptions
The listing of

the aspects is

not presumed to

be exhaustive.

Instead that listing

is presented
based on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
3.

Mitigation Measures listed for each risk factor of the operation are not exhaustive.

The
measures listed, however, have been observed by the author to be effective.

4.

The monetary values used in ranking the consequences are generally-accepted quantities for the coal mining industry.
22.2.2

Limitations
The

risk

assessment

proposed

in

this

report

is

subject

to

the

limitations

of

the

information
currently collected, tested, and interpreted at the time of the writing of the report.
22.2.3

Methodology
The numerical

quantities (i.e.,

risk levels)

attributable

to either

“initial” or

“residual” risks

are
derived by the

product of values

assigned to probability

and consequence ranging

from very
low risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The

Probability

(P)

and

Consequence

(C)

parameters

recited

in

the

formula

are

subjective
numerical

estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are
assigned

integer

values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest
probability

and

least

consequence,

and

the

value

5

represents

the

highest

probability

and
greatest consequence.

The products (R =

P x C) which

define the Risk Level,

are thereafter
classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high initial risks

are considered to

be unacceptable and

require corrective action

well in
advance of

project development.

In short,

measures must

be applied

to reduce

very high

initial
risks to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions

that

have

been applied

or are

available for

action

when required,

the
residual risk can be determined.

The residual risk provides a basis for

the management team
to determine if the residual risk

level is acceptable or tolerable.

If the risk level is determined
to

be

unacceptable,

further

actions

should

be

considered

to

reduce

the

residual

risk

to
acceptable or

tolerable levels

to provide

justification for

continuation of

the proposed

operation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
22.2.4

Development of the Risk Matrix
Risks

have

been

identified

for

the

technical,

operational,

and

administrative

subjects
addressed

in

the

TRS.

The

risk

matrix

and

risk

assessment

process

is

modelled

to

that
presented in the Australian

and New Zealand

Standard on Risk Management

(AS/NZS 4360).

22.2.4.1

Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote Not likely to occur except in exceptional circumstances. <10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under most circumstances; impossible

to
avoid.
>90%
The lowest rated

probability of occurrence

is assigned

the value of

1 and described

as remote,
with a likelihood of occurrence

of less than 2

percent.

Increasing values are assigned to

each
higher

probability

of

occurrence,

culminating

with

the

value

of

5

assigned

to

incidents
considered to be almost certain to occur.
22.2.4.2

Consequence Level Table
Table

22-2

lists the consequence levels.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 68
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the

Project Program to Event Severity Category
Category
Severity of
the Event
Financial
Impact of the
Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the
Environment
Events Affecting the
Program's Social and
Community Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water, soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population; medium-
term (≤10 years)
detriment to
ecosystem function.
Measurable impact on travel and
water/air quality.

Significant
adverse media coverage /
transient public outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event recurrence
requires modification to established
corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening viability;
long-term (>10
years) detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 69
The

lowest

rated

consequence

is

assigned

the

value

of

1

and

is

described

as

Insignificant
Consequence parameters of which include

non-reportable safety incidents with zero

days lost
accidents, no

environmental damage,

loss of

production or

systems for

less than

one week
and

cost

of

less

than

USD

$0.5

million.

Increasing

values

are

assigned

to

each

higher
consequence,

culminating

with

the

value

of

5

assigned

to

critical

consequences,

the
parameters of

which include

multiple-fatality accidents,

major environmental

damage, and

loss
of production

or systems

for longer

than one

month and

cost of

greater than

USD $50.0

million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined

as the product of

probability of occurrence and

consequence, ranges in
value from 1 (lowest possible risk) to 25 (maximum risk level).

The values are color-coded to
facilitate identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk
reduction measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The Logan Mine Complex ( Logan
) is located in Logan, Boone, and Wyoming

Counties, West
Virginia

–is an

active operation

with four

underground mines

and one

surface mine.

Active
underground

operations

within

the

Logan

Mine

Complex

all

utilize

continuous

mining
production sections.

Large mining operations are conducted at the Muddy Bridge, Eagle No.
1

Mine

and

Lower

War

Eagle

Mine.

Coronado

also

operates

a

single

section

active
underground room-and-pillar

section

in the

Powellton

Mine.

Other operations

are projected
on relatively small reserve blocks to

be developed sequentially to sustain production levels

as
each reserve is

depleted.

The method provides

continuity, preserving skilled work groups

and
enabling

effective

utilization

of

production

equipment
.

Mines

located

above

drainage

have

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 70
access via

drift entries.

A few

of the

coal seams

are below

drainage and

are accessed

with
slopes and shafts or box cuts.
The Logan

Mine Complex

also includes

one active

surface mine

(Toney

Fork) and

one idle
surface mine (Elklick).

Both area and contour surface mining are employed.

Highwall mining
is conducted

by contract

operators.

The surface

operations are

relatively small

and developed
sequentially to sustain

production levels.

Similar to the

underground operations, the method
provides

continuity

while

preserving

skilled

work

groups

and

enabling

effective

utilization of
production equipment.

The surface mining

methods selected utilize

hydraulic shovels, front-
end loaders, large tractors and rock trucks for overburden removal.
22.2.7

Summary of Residual Risk Ratings
Each

risk

factor

is

numbered,

and

a

risk

level

for

each

is

determined

by

multiplying

the
assigned probability by

the assigned consequence.

The risk

levels are plotted

on a risk

matrix
to provide a composite view of the Coronado risk profile.

The average risk level is 7.5, which
is defined as Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8, 9

Major $10-50MM

6

Moderate $2-10 MM 12 4 1, 2, 3

Minor $0.5-$2 MM

13 5, 10 7

Low <$0.5 MM

11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A high-level approach is utilized to characterize risk factors that are generally similar across a
number of

the active

and proposed

mining operations.

Risk factors

that are

unique to

a specific
operation or are particularly noteworthy are addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered where geological conditions render extraction

of the resource to be

uneconomic,
or that coal quality characteristics disqualify the product for sale into target markets.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 71
Offsetting the geological and

coal resource risk

are the massive

size of the

controlled property
which

allows

large

areas

to

be

mined

sufficiently

away

from

areas

where

coal

quality

and
mineability

may

be

less

favorable.

In

addition,

several

mines

are

designed

to

operate

with
multiple

production

sections,

which

lessens

the

immediate

impact

when

one

section
encounters

difficulties.

The

large

reserve

areas

also

provide

a

mitigation

strategy

of
developing

an

additional

(spare)

section

at

each

mine,

or

additional

mines,

which

can

be
activated

when

adverse

conditions

are

encountered,

thereby

maintaining

consistent
production and quality.

The spare section or

mines require additional mine

extension cost but
increase flexibility and performance consistency.
The

larger reserve

areas will

be developed

with

multiple production

sections and

the small,
replacement

production

reserve

areas

provide

ready

access

to

alternative

locations

if
geological

and

coal

resource

characteristics

require

abandonment

of

an

active

production
area.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Recoverable coal
tonnes recognized to
be significantly less
than previously
estimated.
Reserve base is
adequate to serve market
commitments and
respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and
cost of production unit
relocations.
Previous and ongoing
exploration and
extensive regional
mining history provide
a high level of
confidence of coal
seam correlation,
continuity of the coal
seams, and coal
resource tonnes.
4 4 16 Optimize mine
plan to increase
resource
recovery;
develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level.
3 3 9
Coal quality locally
proves to be lower
than initially
projected.
If uncontrolled, production
and sale of coal that is
out of specification can
result in rejection of
deliveries, cancellation of
coal sales agreements
and damage to
reputation.
Exploration and vast
experience and history
in local coal seams
provide confidence in
coal quality; limited
excursions can be
managed with careful
product segregation
and blending.
3 5 15 Develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal
quality.
3 3 9
22.2.8.2

Environmental
MM&A

completed

a

Limited

Phase

I

Environmental

Site

Assessment

(
ESA
)

on

the

Logan
County

Property

in

May

2017

on

behalf

of

Coronado.

MM&A

concluded

that

no

long-term
liabilities existed at the time of this ESA.
Water

quality

and

other

permit

requirements

are

subject

to

modification

and

such

changes
could have

a material impact

on the capability

of the operator

to meet modified

standards or
to

receive new

permits

and

modifications

to

existing permits

.

Permit protests

may

result

in
delays or denials to permit applications.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 72
Environmental standards and permit requirements have evolved significantly over the past 50
years

and

to-date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt
successfully to evolving environmental requirements.
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Environmental
performance
standards are
modified in the future.
Delays in receiving new
permits and modifications
to existing permits; cost
of testing and treatment
of water and soils
Work with regulatory
agencies to
understand and
influence final
standards; implement
testing, treatment and
other actions to comply
with new standards.
3 4 12 Modify mining
and reclamation
plans to improve
compliance with
new standards
while reducing
cost of
compliance.
3 3 9
New permits and
permit modifications
are increasingly
delayed or denied.
Interruption of production
and delayed
implementation of
replacement production
from new mines.
Comply quickly with
testing, treatment and
other actions required;
continue excellent
compliance
performance within
existing permits.
2 4 8 Establish and
maintain close
and constructive
working
relationships with
regulatory
agencies, local
communities and
community
action groups.
2 3 6
22.2.8.3

Regulatory Requirements
Federal and

state health

and safety

regulatory agencies

occasionally amend

mine laws

and
regulations.

The

impact

is

industry-wide.

Mining

operators

and

regulatory

agencies

have
been able to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Federal and state
mine safety and
health regulatory
agencies amend
mine laws and
regulations.
Cost of training,
materials, supplies and
equipment; modification
of mine examination and
production procedures;
modification of mining
plans.
Participate in hearings
and workshops when
possible to facilitate
understanding and
implementation; work
cooperatively with
agencies and
employees to facilitate
implementation of new
laws and regulations.
4 3 12 Familiarity and
experience with
new laws and
regulations
results in
reduced impact
to operations and
productivity and
improved
supplies and
equipment
options.
4 2 8
22.2.8.4

Market and Transportation
Most

of

the

current

and

future

production

is

expected

to

be

directed

to

domestic

and
international metallurgical markets.

Historically the metallurgical

markets have been

cyclical
and highly volatile.

Thermal coal markets are

also cyclical and domestic

markets have been
adversely affected by competition from natural

gas and subsidized renewable energy

sources
and regulation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 73
Table 22-8:

Market and Transportation (Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Volatile coal prices
drop precipitously.
Loss of revenue
adversely affects
profitability; reduced cash
flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost
operations
closed, and
employees
temporarily
furloughed.
4 4 16
Occasional

delay

or

interruption

of

rail,

river

and

terminals

service

may

be

expected
.

The
operator can possibly minimize

the impact of delays

by being a preferred

customer by fulfilling
shipment obligations promptly and maintaining close working relationships.
Table

22-9:

Market and Transportation (Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Rail or river transport
is delayed; storage
and shipping access
at river and ocean
terminals is not
available.
Fulfillment of coal sales
agreements delayed;
limited coal storage at
mines may increase cost
of rehandling; production
may be temporarily idled.
Provide adequate
storage capacity at
mines; coordinate
continuously with
railroad and shipping
companies to respond
quickly and effectively
to changing
circumstances.
5 3 15 Provide back-up
storage facility
along with
personnel,
equipment and
rehandle plan to
sustain
production and
fulfill sales
obligations
timely.
5 2 10
22.2.8.5

Mining Plan
Occupational

health

and

safety

risks

are

inherent

in

mining

operations.

Comprehensive
training

and

retraining

programs,

internal

safety

audits

and

examinations,

regular

mine
inspections,

safety

meetings,

along

with

support

of

trained

fire

brigades

and

mine

rescue
teams

are

among

activities

that

greatly

reduce

accident

risks.

Employee

health

monitoring
programs

coupled

with

dust

and

noise

monitoring

and

abatement

reduce

health

risks

to
miners.

As underground

and surface

mines are

developed and

extended, observation

of geological,
hydrogeological

and

geotechnical

conditions

lead

to

modification

of

mine

plans

and
procedures to enable safe work within the mine environments.
Highlighted below are selected examples

of safety and external factors relevant

to Coronado
operations.
22.2.8.5.1 Methane Management
Coalbed

methane

is

present

in

coal

operations

below

drainage.

Often

the

methane
concentration in shallow coal seams

is at such low levels that

it can be readily managed

with
frequent

testing

and

monitoring,

vigilance

and

routine

mine

ventilation.

Very

high

methane

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 74
concentrations may be present at

greater depths.

High methane concentrations may require
degasification of the coal

seam to assure safe mining.

Due to the seams being

targeted and
their depths, excessive methane is not expected to be encountered at Logan.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life;
possible ignition of gas
and mine explosion;
potential loss of mine and
equipment temporarily or
permanently; additional
mine fan, mine power,
ventilation, monitoring
and examination
requirements.
Low to moderate levels
can be managed with
frequent examinations,
testing and monitoring
within the mine
ventilation system.

Excellent rock dust
maintenance
minimizes explosion
propagation risk should
an ignition occur.
1 5 5 Very high-level
methane
concentrations
may require coal
seam
degasification
and gob
degasification if
longwall or pillar
extraction
methods are
employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine fires,

once common

at mine

operations, are

rare today.

Most active

coal miners

have
not encountered a mine fire.

Vastly

improved mine power and equipment electrical

systems,
along with safe mine

practices reduce mine fire

risks.

Crew training and

fire brigade support
and

training

improve

response

for

containment

and

control

if

a

fire

occurs.

Spontaneous
combustion

within

coal

mines,

which

is

the

source

of

most

fires

that

occur

today,

is

not
expected

to

commonly

occur

at

the

Logan

property.

When

spontaneous

combustion
conditions are

present, monitoring systems

are employed for

early detection and

mine plans
are designed to facilitate isolation, containment and rapid extinguishment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 75
Table 22-11

:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Mine fire at
underground or
surface mine
operation.
Injury or loss of life;
potential loss of mine
temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure;
good housekeeping;
frequent examination
of conveyor belt
entries; prompt
removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present,
enhanced
monitoring and
examination
procedures will
be implemented;
mine design will
incorporate
features to
facilitate
isolation,
containment and
extinguishment
of

spontaneous
combustion
locations.
1 5 5
22.2.8.5.3 Highwall Failure
Contour

surface

mining,

area

surface

mining

and

highwall

mining

all

expose

miners

and
production

equipment

to

the

risk

of

highwall

failure.

The

highwall

can

be

designed

to
incorporate safety

precautions to

address geotechnical

and hydrogeological

concerns.

Drilling
and

blasting

design

can

be

modified

to

fit

soil

and

strata

conditions

to

enhance

highwall
stability.

Foremen

and

crews

are

trained

to

examine

the

highwalls

frequently

to

observe
changes and indications of

failure.

Highwall designs incorporate adequate

web thickness and
safety pillar width to assure highwall stability.
Table 22-12:

Highwall Failure (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Highwall failure
occurs at surface or
highwall mining
operations.
Injury or loss of life;
catastrophic damage to
equipment; production
interruption.
Regular inspection for
change and signs of
failure; conservative
design of HWM web
thickness and safety
pillar width;
conservative wall slope
and bench width in
design.
4 3 12 Optimize drilling
and blasting
plan; increase
safety factors for
wall slope and
bench width;
install
instrumentation
and frequent
survey to detect
movement;
dewater to
reduce wall
pressure.
4 2 8
22.2.8.5.4 Availability of Supplies and Equipment
The industry has

periodically experienced difficulty

receiving timely delivery

of mine supplies
and equipment.

Availability issues

often accompanied

boom periods

for coal

demand.

Any

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 76
future

delivery

of

supplies and

equipment delays

are

expected

to be

temporary

with

limited
impact on production.
Table 22-13:

Availability of Supplies and Equipment (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Disruption of
availability for
supplies and
equipment.
Temporary interruption of
production.
Force majeure
provision in coal sales
agreements to limit
liability for delayed or
lost sales.
3 2 6 Work closely with
customers to
assure delayed
coal delivery
rather than
cancelled sales;
monitor external
conditions and
increase
inventory of
critical supplies;
accelerate
delivery of
equipment when
possible.
3 1 3
22.2.8.5.5 Labor
Work stoppage due

to labor

protests are

considered to

be unlikely

and accompanied

by limited
impact should it

occur.

Excellent employee relations and

communications limit the exposure
to outside

protesters.

Loss of

supervisors and

skilled employees

to retirement

is inevitable;
the impact can

be lessened

with succession

planning and

training and

training and

mentorship
of new employees.
Table 22-14:

Labor – Work Stoppage (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Work stoppage due
to strikes, slowdowns
or secondary boycott
activity.
Loss of production and
coal sales; damaged
customer and employee
relations; reputation loss.
Maintain excellent
employee relations and
communications;
maintain frequent
customer
communications.
2 3 6 Develop plan for
employee
communications
and legal support
to minimize
impact of
secondary
boycott activities.
1 3 3

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 77
Table 22-15:

Labor – Retirement (Risk 13)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and
skilled employees.
Loss of leadership
and critical skills to
sustain high levels of
safety, maintenance
and productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for electricians
and mechanics;
develop employee
mentoring program.
3 2 6
23
Recommendations
Coronado

is

continuing

to

work

both

internally

and

with

outside

assistance

to

continue

to
further define their Resource Base and to Optimize the LOM Plan.
24
References
Publicly

available

information

from

various

State

and

Federal

agencies

was

used

where
relevant.
25
Reliance on Information Provided by the
Registrant
For the purpose of this TRS, MM&A utilized the

Geological data provided by Coronado.

This
information was subjected to verification of its integrity and completeness.
Historical productivity and operating costs were also

supplied by Coronado.

This information
was combined with the experience and knowledge of the QP’s to forecast the LOM plan.
A summary

of the

information provided by

Coronado relied upon

by MM&A for

the purposes
of this TRS is provided in
Table

25-1
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as
of December 31, 2021

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 78
Table 25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Legal Mineral control and surface control rights as shown on maps 3.2, 3.3
Geological
Geologic data including digital databases and original source data
including geologist logs, driller’s logs, geophysical logs 9.1
Coal Quality
Database of coal quality information supplemented with

original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower from operating and future
Coronado mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing current

and future methods
of coal processing

14.1
Marketing
Long-term price forecast and market placement by seam

or mine used in
financial projections 16.2
Waste Disposal
Engineering data and estimates representing remaining

capacities for
coarse and fine coal waste disposal 17.2
Environmental Permit and bonding information 17.3
Costs
Historical and budgetary operating cost information used to

derive cost
drivers for reserve financial modeling 18.2
Economic
WACC and inflation rate used in discounted

cash flow analysis
19.1, 19.2,
19.3

APPENDIX
A
BIOGRAPHIES

John W. Eckman

Current Position
Senior Geologist

Profession
Geologist

Years' Experience
30+

Education
Post Graduate - Hydrology, University of Delaware, Newark, DE

BS - Geosciences, Pennsylvania State University, University Park, PA

Professional Registrations
CPG – AIPG (11383)

PG, Commonwealth of Kentucky (169174)

SME (4197942)

MSHA 40-Hour Surface Mine Training

Summary of Experience
Mr. Eckman has experience with mineral resource projects of both domestic and foreign locations, ranging from resource scoping studies to mineral reserve evaluations, primarily for coal mineral deposits, but also for aggregate and metal ore deposits. His practical experience includes project fieldwork, and geophysical log interpretation of mineral deposits for geologic model development of mineral resources. He manages the development of geologic computer models and process of resource estimates of mineral, ore and aggregate deposits using Vulcan™ software and is knowledgeable of developing both grid and block-type models with Vulcan™. In addition, he is competent with Carlson software for geologic models and reserve estimate, and an ArcGIS user also. Other experience includes annual mineral tax appraisals for West Virginia properties.

Specific Projects
- **Coles Hill, VA, USA:** Developed a geologic model to estimate Uranium ore tonnage as part of a resource scoping study.
- **Frenstat/Trajanovice, Czech Republic:** Modified scoping level study of the Frenstat underground coal mining concession and prepared a geologic model with coal tonnage estimates.
- **Shanxi Province, Peoples Republic of China:** Prepared geologic model to estimate coal tonnage and coal quality for the Gaohe coal mine prospect.
- **Cashiri Mining Concession of Zulia, Venezuela, SA:** Developed a geologic model and open pit mine coal tonnage estimates for the La Carpa project.
- **Shanxi Providence, Peoples Republic of China:** Created a geologic model with coal tonnage estimates as part of a pre-feasibility study for the Daning mining venture.
- **Bluefield Quarry, Bluefield, VA:** Evaluated high-calcium limestone using computer model process.
- **Osage County, OK:** Supervisory field geologist for coalbed methane exploration of the Cherokee basin shelf.
- **Shepard Trust Property, Boone County, WV:** Prepared geologic evaluation of coal resources on subject tract.
- **Paso Diablo, Venezuela, SA:** Prepared geologic model of the Paso Diablo coal deposits for Peabody Development Co.
- **Quintette Coal Mine, British Columbia, Canada:** Developed geologic cross sections for tonnage and quality calculations in conjunction with mine development.

www.mma1.com

JOHN W. ECKMAN Page 1 of 1

Justin S. Douthat

Current Position

Executive Vice President

Profession

Engineer

Years' Experience

24+

Education

MBA - The Pennsylvania State University, University Park, PA

BS - Mining & Minerals Engineering, Virginia Tech, Blacksburg, VA

AA&S - Engineering, SVCC, Richlands, VA

Professional Registrations

PE - AR, CO, IL, KS, KY, LA, MS, NC, VA, WV

SME - Registered Member (4028345)

OSHA 40-Hour Health and Safety Training

OSHA 8-Hour Supervisory Health and Safety Training

MSHA Qualified Impoundment Inspector

40-Hour Radiation Safety Officer Training

Summary of Experience

Mr. Douthat coordinates engineering services for the company's energy and mineral resources clients, including those in coal as well as the aggregates and industrial mineral industries. His experience includes financial modeling and management of multiple scoping, pre-feasibility and bankable feasibility studies, as well as geologic modeling, reserve calculations, mineral valuations, mine planning and production timing using Carlson Mining® computer software. In addition, he performs end-of-mine reclamation and closure cost assessments that meets the requirements of Accounting Standard Codification Topic 410 (*ASC 410*) Accounting for Asset Retirement Obligations. He administers training for the use of Carlson Mining® computer software for geologic modeling and mine planning both in the United States and abroad. Mr. Douthat also coordinates and supervises a company-wide radiation safety program that includes the safety training of geophysical logging personnel in order to maintain compliance with federal and state nuclear regulatory authorities.

Specific Projects

- Prepared and/or served as a Qualified Person (QP) or Competent Person (CP) on multiple technical reports for the public filing of coal resources and coal reserves including those for the U.S. Securities and Exchange Commission, Canadian National Instrument 43-101 Standards for Disclosure of Mineral Projects (NI 43-101) and the Joint Ore Reserves Committee (JORC) code
- Conducted reserve estimations for both aggregates and industrial minerals clientele that included reviews of potential acquisition properties or expansion areas as well as definition of maximum reserve potential for as-configured operating properties
- Designed pits for quarries that maximized reserves with a focus on erosion and sediment control
- Completed amendments to mining permits for submittal to state agencies
- Worked closely with quarry operations personnel to produce overburden removal and disposal plans along with the associated cut and fill volume estimates for future quarry expansion areas
- Prepared multiple construction bid packages for aggregate industry clientele to include overburden removal and disposal area designs, haul road design and relocation, and all associated erosion and sediment control design construction details
- Coordinated aerial surveys for topographic mapping and stockpile inventory purposes, and prepared stockpile inventory volume calculations
- Provided detailed mine planning that included reserve/resource assessment and mine production timing for surface and underground operations utilizing Carlson Mining® computer software

www.mma1.com

JUSTIN S. DOUTHAT Page 1 of 1

APPENDIX
B
MAPS

N
Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
Sugar Camp
BUFFALO
CREEK
HUFF
Valley Fill

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 02/22
Map 1—BC ko

- Data Point Location
- Previous Surface Mining
- Previous Underground Mining with 200' Barrier

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

0 5000
Scale In Feet

Map 1

Buffalo/Huff Creek Area
Buffalo Creek (No. 8.5) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout Facilities
Prep Plant
Toney Fork
Buffalo Creek South
BUFFALO
BUFFALO CREEK
Lorado
A
Sugar Camp
HUFF
CREEK
GUYANDOTTE
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO

M62190 Bluefield, VA 2/22
Map 2-UWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/21

- Reserve

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

Map 2

Buffalo/Huff Creek Area
Upper Winifrede (No. 8) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
Sugar Camp
Kopperston
BUFFALO
GUYANDOTTE
HUFF
CREEK
N

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 3–LWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/30/21

- Resource Exclusive of Reserve

Controlled Surface Reserve / Resource as of 12/30/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

Map 3
Buffalo/Huff Creek Area
Lower Winifrede (No. 8) Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Prep
Plant
Lorado
Pardee
BUFFALO
CREEK
Sugar Camp
HUFF
CREEK
HERNSHAW
MOUNTAIN

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 4–Chilton(WM) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/21

- Reserve

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

Map 4

Buffalo/Huff Creek Area
Chilton (Williamson) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Pardee
Lorado
Kopperston
BUFFALO
CREEK
HUFF
CREEK
GUYANDOTTE
MOUNTAIN
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
HUFF MOUNTAIN
N

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 5–UPow(UA) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/30/21

- Reserve
- Resource Exclusive of Reserve

0 5000
Scale In Feet

Map 5

Buffalo/Huff Creek Area
Upper Powellton (Upper Alma) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Prep
Plant
Pardee
Lorado
BUFFALO
CREEK
Lundale
Stowe
Crites
Saunders
Toney
Laurel Branch
Meredith Branch
Camp Branch
Fork
Right Fork Buffalo Creek
Jordan Fork
Elklick Branch
Lee Fork
North Fork
Branch
Creek
Laurel Branch

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 6–LPow(LA) ko

Data Point Location
Previous Underground Mining with 200' Barrier
Previous Surface Mining
Controlled Underground Reserve / Resource as of 12/31/21
Reserve
Resource Exclusive of Reserve

0 4000
Scale In Feet

Map 6
Buffalo/Huff Creek Area
Lower Powellton (Lower Alma) Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
BUFFALO
CREEK
SPRING
Saunders
Meredith Branch
Laurel Branch
Camp Fork
Road Fork
Toney
Elklick Branch
Lee Fork
North Fork
Pond Branch
Pond
Burnt Camp
BOONE CO
LOGAN CO
WYOMING CO

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/21

Resource Exclusive of Reserve

0 3000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 7–2Gas–Peerless ko

Map 7

Buffalo/Huff Creek Area
No.2 Gas (Matewan, Peerless) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Pardee
Lorado
BUFFALO
CREEK
BUFFALO
CREEK
HUFF
CREEK
OCEANA
WYOMING
LOGAN

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 8–2Gas Eagle ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/21

- Reserve
- Resource Exclusive of Reserve

0 5000
Scale In Feet

Map 8

Buffalo/Huff Creek Area
Lower No. 2 Gas (Eagle) Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

OCEANA
WYOMING
LOGAN
CO
Huff
Creek
Beech Br
Joe Branch
Toney
Fork
Sugarcamp Branch
Muddy Bridge Branch
Lick Branch
Lick Br
Dave
Hollow
Ford
Trailer Park
WYOMING CO
LOGAN CO
Campus
Cyclone
Lacoma
Paynter Branch
Cub Trace Branch
Branch
Stonecoal Br
Stonecoal Branch
Elk Creek
Mill Branch
Oldhouse Branch
Lower Gap
Lynco
MOUNTAIN
HUFF

MARSHALL MILLER & ASSOCIATES M62190 Bluefield, VA 2/22 Map 9-2 Gas Ramaco ko	Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Resource Exclusive of Reserve 0 3000 Scale In Feet	Map 9 Buffalo/Huff Creek Area No.2 Gas (Ramaco) Seam Coronado Coal LLC Logan County, West Virginia Coordinate System: West Virginia South State Plane NAD 27

Right Fork
Buffalo Creek
MOUNTAIN
BUFFALO MOUNTAIN
OCEANA
OCEANA
WYOMING
LOGAN
CO
Huff Creek
HUFF CREEK
Lacoma
Cyclone
Campus
Tough Fork
Sycamore
Trailer Park
WYOMING CO
LOGAN CO
Joe Branch
Beech Br
Sugarcamp Branch
Muddy Bridge
Lick Branch
Cub Trace
Paynter
Upper Gap

M62190 Bluefield, VA 2/22 Map 10-LWE ko	Data Point Location Previous Underground Mining with 200' Barrier Previous Surface Mining Controlled Underground Reserve / Resource as of 12/31/21 Reserve 0 4000 Scale In Feet	**Map 10** Buffalo/Huff Creek Area Lower War Eagle (No. 4) Seam Coronado Coal LLC Logan County, West Virginia Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Lorado
BOONE
LOGAN
CO
LOGAN
WYOMING
MOUNTAIN

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 11–UCB–Above ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/21

- Resource Exclusive of Reserve

0 5000
Scale In Feet

Map 11

Buffalo/Huff Creek Area
Upper Coalburg (No. 11) Seam through Upper Clarion Rider Seams

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
LOGAN CO
BOONE CO
WYOMING CO
N

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

0 5000
Scale In Feet

Map 12

Buffalo/Huff Creek Area
Lower Coalburg (No. 10) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 12–LCB ko

N
Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
Stowe
Lundale
Crites
Latrobe
Valley Fill
HUFF
CREEK
OCEANA
LOGAN CO
WYOMING CO
BOONE CO

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 13–LDor ko

- Data Point Location
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

0 5000
Scale In Feet

Map 13

Buffalo/Huff Creek Area
Lower Dorothy (No. 9.5) Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
Sugar Camp
HUFF
CREEK
LOGAN
WYOMING
BOONE
OCEANA

M62190 Bluefield, VA 01/22 ko
Map 14—CHA

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/21

- Contour / Area - Reserve
- Highwall Miner - Reserve

0 5000
Scale In Feet

Map 14

Buffalo/Huff Creek Area
Chilton A (No. 9) Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Jordan
Fork
B U F F A L O
Toney
Fork
Toney
Fork
Toney
Joe Branch
Creek
Sycamore
Beartree Branch
Castle Branch
Coal Branch
Huff Creek
Huff Cr
HUFF CREEK
Huff Creek
Trailer Park
Lacoma
Sugarcamp Branch
Huff Road
Cyclone
Trailer Park
Slickrock Branch
Longlick Branch
Riggins Br
Branch
Dave Br
WYOMING CO
LOGAN CO
Creek
Campus
Cub Trace
Branch
Paynter
Branch

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 15—UCG ko

● Data Point Location

Controlled Surface Reserve / Resource as of 12/31/21

Contour / Area - Reserve

0 3000
Scale In Feet

Map 15
Buffalo/Huff Creek Area
Upper Cedar Grove Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Loadout
Facilities
Prep
Plant
Sugar Camp
Kopperston
CREEK
HUFF
N

Data Point Location

Previous Underground Mining with 200' Barrier

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/21

Resource Exclusive of Reserve

Controlled Surface Reserve / Resource as of 12/31/21

Contour / Area - Reserve

Highwall Miner - Reserve

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 16–MCG ko

Map 16
Buffalo/Huff Creek Area
Middle Cedar Grove Seam

Coronado Coal LLC

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Sugar Camp
Lacoma
Cyclone
Campus
HUFF CREEK
WYOMING CO
LOGAN CO
N

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22
Map 17–LCG ko

• Data Point Location

Controlled Surface Reserve / Resource as of 12/31/21

Contour / Area - Reserve

Highwall Miner - Reserve

0 3000
Scale In Feet

Map 17

Buffalo/Huff Creek Area
Lower Cedar Grove Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Prep Plant
Lorado
Craneco
Saunders
BUFFALO
Buffalo Creek
Elklick Branch
Davy Branch
Dingess Branch
Lee Fork
Middle Fork
North Fork
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N
M O U N T A I N
B U F F A L O
Block A
Toney Fork
Fork
Jordan Fork
Sycamore Creek
Huff Creek
HUFF CREEK
Beartree Branch
Castle Branch
Coal Branch
Laurel Branch
Brushy
Straight Fork
Trace
Dingess Fork
Sugarcamp Branch
Joe Branch
Lacoma
Cyclone
Road
Slickrock
Longlick
M O U N

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 2/22 ko
Map 18 Beckley

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Resource Exclusive of Reserve

0 4000
Scale In Feet

Map 18
Buffalo/Huff Creek Area
Beckley Seam Seam

Coronado Coal LLC
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM
American Society for Testing

and Materials
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G. Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package
used for modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado
Coronado Global Resources Inc.

CSR
Codes of State Rules

CSX CSX Corporation, a rail-based freight transportation company
CTR Contour mining
Demonstrated
reserves Demonstrated reserves are the sum of proven and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Interest, Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational factors, and detailed financial analysis that are necessary to demonstrate, at the time of reporting, that extraction is economically viable.

According to the proposed definition, the results of
the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy, and yielding results with a higher level of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-
kilometer radius

from such

an observation

point and

reported herein

as
in-situ mineral resources.
Inferred
Resources
Inferred resources lie more than a 1.2-kilometer radius from a valid point of

measurement

but

less

than

4.8

kilometers

from

one,

and

reported
herein as in-situ mineral resources.
JORC Code Australasian Code for Reporting of Exploration Results, Mineral
Resources and Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
LOM Life-of-mine
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated
Mineral Resource.

It includes dilution materials and allowances for
losses, which occur when the material is mined or extracted and is defined by studies at Preliminary Feasibility or Feasibility level as appropriate that include Modifying Factors.

Such studies demonstrate
that, at the time of reporting, extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource “…a concentration or occurrence of solid material of economic interest or on the Earth’s crust in such form, grade or quality that there are reasonable prospects for eventual economic extraction.

The location,
quantity, grade, continuity and other geological characteristics and continuity of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors “…considerations used to convert Mineral Resources to Mineral
Reserves. These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing, legal, environmental compliance, plans, negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health
Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH National Institute for Occupational Safety and Health
NS Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. The study’s financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less comprehensive and results in a lower confidence level than a feasibility study, a pre- feasibility study is more comprehensive and results in a higher confidence level than an initial assessment.”

Property(ies) Bituminous coal deposits located in Boone, Logan, and Wyoming
Counties, West Virginia.

QP Qualified Person
Qualified Person “…a person who is a mineral industry professional with at least five years of relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires a qualified person to be an eligible member or licensee in good standing of a recognized professional organization at the
time the technical report is prepared.”
Rec. Recovery
RECs Recognized Environmental Conditions
Resource
Database
The Resource Database is established by the collection, validation, recording, storing and processing of data and forms the foundation necessary for the estimation of Mineral Resource and Mineral Reserve.

A quality assurance and quality control program is essential and must be established to govern the collection of all data.

In reporting, a
Mineral Resource must meet the minimum requirement of “reasonable prospects for economic extraction”. This will require the concurrent collection and storage of preliminary economic, mining, metallurgical, environmental, legal and social data and other information for use in the estimation of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data. It is recommended that data be stored digitally, using a documented, standard format and a reliable storage medium that allows for easy and complete retrieval of the data.
ROM Run-of-mine
RPO Recognized Professional Organizations
S-K 1300 United States Securities and Exchange Commission Regulation S-K
1300 Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SMCRA Surface Mining Control and Reclamation Act of 1977 is the primary federal law that regulates the environmental effects of coal mining in the
United States.
SME Society for Mining Engineers
Strip Ratio
Represented by bcm of overburden to recoverable coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USGS
United States Geologic Survey

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Abbreviation Definition
VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral Assets
Vulcan™ Vulcan™ software is a product of Maptek™, a provider of software for the global mining industry.

APPENDIX
D
INITIAL ECONOMIC ASSESSMENT FOR
RESOURCES EXCLUSIVE OF RESERVES

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam:	No. 2 Gas	No. 2 Gas	No. 2 Gas	Lower Powellton	Lower Powellton	Peerless	Beckley	Middle Cedar Grove	No. 2 Gas	Lower Winifrede
	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan
Area:	Toney Fork #2 (D)	Pardee (D)	Sugar Camp (D)	Lower Powellton Block A3/A4	Powellton Block B	N2G Peerless	Beckley	Middle Cedar Grove	Ramaco	Lower Winifrede
In-Place Resource Tonnes	4,768,997	9,101,631	2,423,394	8,102,010	2,650,651	6,771,674	26,497,662	1,362,175	3,830,098	8,219,626
Potentially Recoverable Tonnes*	1,110,858	2,435,033	532,346	2,613,663	855,085	1,444,126	6,890,822	354,239	1,192,003	1,925,893
Mining Method	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM
Assumed Sales Realization at Plant**	$ 130	$ 130	$ 130	$ 130	$ 130	$ 130	$ 130	$ 130	$ 130	$ 130
Iniital Capex Estimate to Access Resources***	$ 8,000,000	$ 8,000,000	$ 700,000	$ -	$ 8,000,000	$ 10,000,000	$ 50,000,000	$ 8,000,000	$ 22,000,000	$ 8,000,000
Direct Mining Costs:										
Labor****	$ 39.21	$ 42.75	$ 53.45	$ 41.21	$ 43.02	$ 55.78	$ 37.05	$ 39.81	$ 35.60	$ 32.54
Supplies, Excluding Roof Control	$ 6.54	$ 7.13	$ 8.91	$ 6.87	$ 7.17	$ 9.30	$ 6.17	$ 6.63	$ 5.93	$ 5.42
Roof Control	$ 7.84	$ 8.55	$ 10.69	$ 8.24	$ 8.60	$ 11.16	$ 7.41	$ 7.96	$ 7.12	$ 6.51
M&R	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 2.54	$ 2.30
Power	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 2.54	$ 2.30
Other	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 2.54	$ 2.30
Total Direct Cash Costs	$ 60.58	$ 66.63	$ 83.54	$ 64.37	$ 67.34	$ 86.35	$ 58.62	$ 62.16	$ 56.27	$ 51.37
Transporation, Washing, Environmental & G&A Costs:										
Coal Prep*****	$ 4.66	$ 5.47	$ 7.00	$ 5.37	$ 5.69	$ 6.75	$ 5.33	$ 5.17	$ 5.08	$ 4.60
Materials Handling	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65
Raw Coal Trucking*****	$ 4.95	$ 7.25	$ 9.27	$ 4.76	$ 5.05	$ -	$ 3.33	$ 5.04	$ 8.50	$ 7.71
Clean Coal Trucking	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38
Enviro******	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39
G&A	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$ 15.01**	**$ 18.11**	**$ 21.67**	**$ 15.53**	**$ 16.15**	**$ 12.15**	**$ 14.06**	**$ 15.62**	**$ 18.98**	**$ 17.72**
Indirect Cash Costs										
Royalty	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11	$ 9.11
Black Lung Excise Tax	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61
SMCRA	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13
State Severance	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50	$ 6.50
Property Tax & Insurance	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55
Total Indirect Cash Costs	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**	**$ 16.90**
Non Cash Costs										
Amoritiztion of Development Capital	$ 7.20	$ 3.29	$ 1.31	$ -	$ 9.36	$ 6.92	$ 7.26	$ 22.58	$ 18.46	$ 4.15
Depreciation of Initial Equipment and Sustaining Capital	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51	$ 5.51
Depletion	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10
Total Non Cash	$ 13.82	$ 9.90	$ 7.93	$ 6.61	$ 15.97	$ 13.54	$ 13.87	$ 29.20	$ 25.07	$ 10.77

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62190).xlsx

Page 1 of 2

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam: / Area:	No. 2 Gas Logan Toney Fork #2 (D)	No. 2 Gas Logan Pardee (D)	No. 2 Gas Logan Sugar Camp (D)	Lower Powellton Logan Lower Powellton Block A3/A4	Lower Powellton Logan Powellton Block B	Peerless Logan N2G Peerless	Beckley Logan Beckley	Middle Cedar Grove Logan Middle Cedar Grove	No. 2 Gas Logan Ramaco	Lower Winifrede Logan Lower Winifrede
Total Cash Cost	$ 92.49	$ 101.64	$ 122.10	$ 96.80	$ 100.38	$ 115.40	$ 89.58	$ 94.68	$ 92.15	$ 85.99
EBITDA	$ 37.58	$ 28.43	$ 7.97	$ 33.27	$ 29.69	$ 14.67	$ 40.50	$ 35.39	$ 37.92	$ 44.08
Fully Loaded Cost	$ 106.30	$ 111.54	$ 130.03	$ 103.42	$ 116.35	$ 128.94	$ 103.45	$ 123.88	$ 117.22	$ 96.76
Fully Loaded P&L	$ 23.77	$ 18.53	$ 0.04	$ 26.66	$ 13.72	$ 1.13	$ 26.63	$ 6.20	$ 12.85	$ 33.32
Passes Resource Iniital Economic Assessment?	YES	YES	YES	YES	YES	YES	YES	YES	YES	YES

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages
**Sales relization represents estimated long range sales price provided by Coronado.
***No initial capital required. Resources are accessible from existing Buchanan Mine.
****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.
*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.
******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62190).xlsx

Page 2 of 2

Coronado Global Resources inc. and Coronado Group LLC

Initial Economic Assessment

Logan Surface Resources Exclusive of Reserves (per Metric Tonne)

Appendix D: Logan Complex

	Thermal Area Mines (S)
In-Place Resource Tonnes	13,219,151
Potentially Recoverable Tonnes*	12,457,839
Mining Method	Area
Assumed Sales Realization at Plant**	$ 52
Inital Capex Estimate to Access Resources***	$ -
Total Direct Cash Costs*****	$ 29.45
Transporation, Washing, Environmental & G&A Costs:	
Materials Handling	$ 1.65
Coal Prep*****	$ 1.76
Raw Coal Trucking*****	$ -
Clean Coal Trucking	$ 0.55
Enviro******	$ 0.39
G&A	$ 1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$ 6.34**
Indirect Cash Costs	
Royalty	$ 4.66
Black Lung Excise Tax	$ 0.28
SMCRA	$ 0.31
State Severance	$ 2.61
Property Tax & Insurance	$ 0.55
Total Indirect Cash Costs	**$ 8.41**
Non Cash Costs	
Amoritiztion of Development Capital	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 5.51
Depletion	$ 1.10
Total Non Cash	$ 6.61
Total Cash Cost	**$ 44.19**
EBITDA	**$ 7.61**
Fully Loaded Cost	**$ 50.81**
Fully Loaded P&L	**$ 1.00**
Passes Resource Iniital Economic Assessment?	**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated 3-year average historical thermal price.

***Initial development has already occurred.

****Labor rates, M&R, other operating supplies are driven based off of $2.04 per cubic meter.

*****Processing assumed to occur at Saunders Plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62190).xlsx

Page 1 of 1

APPENDIX
E
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling
techniques
>
Nature and quality of sampling (e.g. cut channels, random

chips, or specific
specialised industry standard measurement tools appropriate

to the minerals
under investigation, such as downhole gamma

sondes, or handheld XRF
instruments, etc.). These examples should not be

taken as limiting the broad
meaning of sampling.
>
Include reference to measures taken to ensure sample

representivity and the
appropriate calibration of any measurement tools

or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public
Report. In cases where ‘industry standard’ work has

been done this would be
relatively simple (e.g. ‘reverse circulation drilling

was used to obtain 1 m
samples from which 3 kg was pulverised to produce a

30 g charge for fire
assay’). In other cases, more explanation may be

required, such as where
there is coarse gold that has inherent sampling

problems. Unusual
commodities or mineralisation types (e.g. submarine nodules)

may warrant
disclosure of detailed information.
>

Most of the coal samples have been obtained

from the Properties by subsurface
exploration using core drilling techniques.

The protocol for preparing and testing
the samples has varied over time and is not well

documented for the older holes
drilled on the Properties.
>

Typical USA core drilling sampling technique is for the coal core sample,

once
recovered from the core barrel, to be described then wrapped in a sealed plastic
sleeve and placed into a covered core box, which

is the length of the sample so
that the core can be delivered to a laboratory in relatively intact condition and with
original moisture content.
>

It is reasonable to assume, given the sophistication

level of the previous operators,
that these samples were generally collected and processed

under industry best-
practices.

This assumption is based on MM&A’s familiarity with the operating companies and the companies used to perform the

analysis.

>

Some of the drill holes were air rotary bored

and no coal core samples were
collected.

Seam thickness for rotary-drilled bore holes is

verified by calibrated
downhole gamma-density logs.

>

Coal samples that were deemed by MM&A geologists

to be unrepresentative were
not used for statistical analysis of coal quality, as documented in the tabulations. A
representative group of drill hole samples from

the Properties were then checked
against the original drill laboratory reports to

verify accuracy

and correctness.

Drilling
techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast,
auger, Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit

or other type, whether core is
oriented and if so, by what method, etc.).
>

The Properties have been extensively explored

by subsurface drilling efforts carried
out by numerous entities, most of which were

completed prior to acquisition by
Coronado.

The majority of the drilling was accomplished using

vertical continuous
(diamond) coring or air rotary methods.
>

Core drilling methods utilize NX-size (5.4 centimeter)

or similar-sized core cylinders
to recover core samples, which can be used

to delineate geologic characteristics,
and for coal quality testing and geotechnical logging.

>

Data for the rotary drilled holes is mainly derived

from downhole geophysical logs,
which are used to interpret coal and rock thickness

and depth since logging of the
drill cuttings is not reliable.
>

Geophysical logging was performed on many of

the holes, either by Geological
Logging Systems (a division of MM&A), other

geophysical logging contractors, and
on those properties acquired from CONSOL geophysical

logging was often
performed by CONSOL’s in-house logging services.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Drill sample
recovery
>

Method of recording and assessing core and chip

sample recoveries and
results assessed.
>

Measures taken to maximise sample recovery and

ensure representative
nature of the samples.
>

Whether a relationship exists between sample recovery

and grade and
whether sample bias may have occurred due

to preferential loss/gain of
fine/coarse material.
>

Where available, core recovery thickness of coal samples

was reconciled with the
thickness interpreted from geophysical logs.
>

Core recovery of the older coal samples lacking

geophysical logs is sometimes not
well-documented: however, when the laboratory results for such holes had anomalous values, the data was disqualified and

not used.

Logging
>

Whether core and chip samples have been geologically

and geotechnically
logged to a level of detail to support appropriate

Mineral Resource estimation,
mining studies and metallurgical studies.
>

Whether logging is qualitative or quantitative

in nature. Core (or costean,
channel, etc.) photography.
>

The total length and percentage of the relevant

intersections logged.
>

A wide variety of core-logging techniques exist for

the properties.

For many of the
core holes, the primary data source is a generalized

lithology description by the
driller, in some cases supplemented by a more detailed core log completed by a
geologist.

>

The logging of core thickness and depth is quantitative.

With the exception of the
coal seams, logging of rock strata type is more subjective

and best considered as
qualitative.
Sub-sampling
techniques and
sample
preparation
>

If core, whether cut or sawn and whether quarter, half or all core taken.
>

If non-core, whether riffled, tube sampled, rotary split, etc.

and whether
sampled wet or dry.
>

For all sample types, the nature, quality and appropriateness of the sample
preparation technique.
>

Quality control procedures adopted for all sub-sampling

stages to maximise
representivity

of samples.
>

Measures taken to ensure that the sampling is representative of the in situ
material collected, including for instance results for

field duplicate/second-half
sampling.
>

Whether sample sizes are appropriate to the grain

size of the material being
sampled.
>

Typical US practice in the Appalachian Basin is that core samples for deep
mineable core samples are not sawn or subsampled

(since seams are not of great
thickness and the entire seam is mined and co-mingled).
>

Oftentimes, core for surface-mineable coal seams are

bench sampled separately
by the various coal and rock layers (plies).
>

MM&A has exercised diligence to use only those

analyses that are representative
of the coal quality parameters for the appropriate

mining type for each sample.
Quality of assay
data and
laboratory tests
>

The nature, quality and appropriateness of the assaying

and laboratory
procedures used and whether the technique is considered

partial or total.
>

For geophysical tools, spectrometers, handheld XRF

instruments, etc., the
parameters used in determining the analysis including

instrument make and
model, reading times, calibrations factors applied and

their derivation, etc.
>

Nature of quality control procedures adopted (e.g.

standards, blanks,
duplicates, external laboratory checks) and whether

acceptable levels of
accuracy (i.e. lack of bias) and precision have

been established.
>

Sample analysis was typically carried out by accredited

US laboratories.

>

Standard procedure upon receipt of core samples

by the testing laboratory is to log
the depth and thickness of the sample, then perform

testing as specified by a
representative of the operating company.

Each sample is then analyzed in
accordance with procedures defined under American Society for Testing and
Materials ( ASTM )

standards including, but not limited to; washability

(ASTM
D4371); ash (ASTM D3174); sulfur (ASTM D4239);

Btu/lb. (ASTM D5865); volatile
matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).
>

Geophysical tools are calibrated by the logging

company and where possible,
validated using a calibration hole.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Verification of
sampling and
assaying
>

The verification of significant intersections by either

independent or alternative
company personnel.
>

The use of twinned holes.
>

Documentation of primary data, data entry procedures,

data verification, data
storage (physical and electronic) protocols.
>

Discuss any adjustment to assay data.
>

All coal intersection data used to generate the geologic

model has been cross
referenced with the lithological and geophysical logs

by MM&A.
>

Laboratory quality was adjusted from dry basis

to reflect the anticipated marketable
product moisture.
>

Coal quality results were verified by spot-check with

laboratory analysis sheets by
MM&A before inclusion into the geologic model

and use in the resource estimate.
Location of data
points
>

Accuracy and quality of surveys used to locate drill

holes (collar and down-
hole surveys), trenches, mine workings and other

locations used in Mineral
Resource estimation.
>

Specification of the grid system used.
>

Quality and adequacy of topographic control.
>

Due to the long history of exploration by various

parties on the Properties, a wide
variety of survey techniques exist for documentation of

data point locations.

Many
of the older exploration drill holes appear to have

been located by ground survey;
more recently completed drill holes are often located

by high-resolution Global
Positioning System ( GPS ) units.
>

Grid systems used are typically the State Plane Coordinate

System pertinent to
each property.

>

Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary

(subject to availability).
Data spacing and
distribution
>

Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient

to establish the
degree of geological and grade continuity appropriate

for the Mineral
Resource and Ore Reserve estimation procedure(s)

and classifications
applied.
>

Whether sample compositing has been applied.
>

Spacing and distribution of data point information

may vary from seam to seam
within each mining area.

The areas estimated for coal resource and

coal reserve
tonnes have been limited so that the data spacing

and distribution is sufficient to
establish the degree of geological continuity appropriate

for the estimation and
classification of the coal tonnes.

>

All of the coal resource tonnes are in the measured,

indicated, and inferred
categories, and all of the coal reserve tonnes are in

the proved and probable
categories in accordance with the JORC Code and

SEC standards.

Orientation of
data in relation to
geological
structure
>

Whether the orientation of sampling achieves unbiased

sampling of possible
structures and the extent to which this is

known, considering the deposit type.
>

If the relationship between the drilling orientation and

the orientation of key
mineralised structures is considered to have introduced

a sampling bias, this
should be assessed and reported if material.
>

Drill holes have been vertically drilled.

No downhole deviation logs have been
collected and it is therefore not known if the drill

holes have deviated away from
vertical.

Based on the relatively shallow seam depths,

any deviation is expected to
be insignificant and immaterial to the geologic

characterization of the property.
>

The dip of the coal seams is relatively minor

and not a material issue for
representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>

Sample handling procedures employed by explorationists

follow typical US protocol
and should be adequate to insure sample security.
Audits or reviews
The results of any audits or reviews of

sampling techniques and data.
>

MM&A has reviewed all available geological information

for the Properties in
developing the geologic model.

Only that data deemed suitable has been used

for
the purpose of generating the resource and

reserve estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement
and land tenure
status
>

Type, reference name/number, location and ownership including agreements or material issues with third parties such as joint

ventures, partnerships,
overriding royalties, native title interests, historical

sites, wilderness or national
park and environmental settings.
>

The security of the tenure held at the time of reporting

along with any known
impediments to obtaining a licence to operate

in the area.
>

The Coronado coal resources are located within

three of the United State of
America: Virginia; West Virginia; and Pennsylvania.

Control of these Properties is
governed by many hundreds of agreements.
>

MM&A has not carried out separate title verification

for the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent
to the subject resources.

>

Coronado has represented to MM&A that it controls the

mining rights to the coal
deposits as shown on its property maps, and

MM&A has accepted these as being
a true and accurate depiction of the mineral rights

controlled by Coronado.

The
TRS assumes the properties are developed under

responsible and experienced
management.
>

There are no known legal or environmental encumbrances

that would impede
development of the subject coal reserves.
Exploration done
by other parties
>

Acknowledgment and appraisal of exploration by other

parties.
>

The Properties have been extensively explored

by subsurface drilling efforts
carried out by numerous entities, most of which

were completed prior to acquisition
by Coronado.
>

This exploration work was generally performed to

prevailing US best practice
standards and deemed adequate for the purposes

of this TRS.

Geology
>

Deposit type, geological setting and style of mineralisation.
>

The Coronado coal resources are located within

the Northern and Central
Appalachian Coal Basins.
>

The coal deposits are Carboniferous in age, being

of the Pennsylvanian system.
>

Seam of economic significance typically range between

0.3 meters and 1.8 meters
in thickness, with relatively little structural deformation.
>

Regional structure is typically characterized by gently

dipping strata to the
northwest at less than one percent.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Criteria JORC Code explanation Commentary
Drill hole
Information
>

A summary of all information material to the understanding

of the exploration
results including a tabulation of the following information

for all Material drill
holes:
●

easting and northing of the drill hole collar
●

elevation or RL (Reduced Level – elevation above

sea level in metres) of
the drill hole collar
●

dip and azimuth of the hole
●

down hole length and interception depth
●

hole length.
>

If the exclusion of this information is justified on

the basis that the information
is not Material and this exclusion does not detract

from the understanding of
the report, the Competent Person should clearly explain

why this is the case.
>

MM&A reviewed and entered all pertinent data into

a digital geologic database for
each Coronado property.

The database consists of thousands of data records,
which include drill hole and supplemental coal

seam thickness measurements from
outcrop and mine exposures.

>

All drill holes in the database are provided

with a collar elevation and the State
Plane Coordinate System easting and northing coordinate.
>

After MM&A confirmed proper coal seam thickness and

correlation, the seam data
was modelled and compiled into coal resource maps.
>

The maps are provided in the TRS; however, a tabulation of the thousands of
individual data records is not practical to include.
Data aggregation
methods
>

In reporting Exploration Results, weighting averaging

techniques, maximum
and/or minimum grade truncations (e.g. cutting of high

grades) and cut-off
grades are usually Material and should be stated.
>

Where aggregate intercepts incorporate short lengths

of high grade results
and longer lengths of low grade results, the

procedure used for such
aggregation should be stated and some typical examples

of such
aggregations should be shown in detail.
>

The assumptions used for any reporting of

metal equivalent values should be
clearly stated.
>

Where a coal seam has been bench sampled

(typically for surface mining) the
individual analyses for the coal plies are normally

weight-averaged to represent the
total of recoverable coal.
>

Coal quality summary results have been documented

in the TRS.

Average coal
quality on a per-seam basis is used to represent

the coal resources within a given
mining area.
>

Average coal quality for each Coronado complex is provided

in Tables 1-1, 1-2 and
1-3 of this TRS.

>

No other data aggregations methods are used.
Relationship
between
mineralisation
widths and
intercept lengths
>

These relationships are particularly important in the

reporting of Exploration
Results.
>

If the geometry of the mineralisation with respect

to the drill hole angle is
known, its nature should be reported.
>

If it is not known and only the down hole lengths

are reported, there should be
a clear statement to this effect (e.g. ‘down hole length,

true width not known’).
>

Coal thickness values from all coal intersections

and down hole geophysical logs
are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0
degrees has little effect on the vertical thickness of the

seam.
Diagrams
>

Appropriate maps and sections (with scales) and tabulations

of intercepts
should be included for any significant discovery being

reported These should
include, but not be limited to a plan view of

drill hole collar locations and
appropriate sectional views.
>

Diagrams and maps showing the coal seam intercepts

are presented in the TRS.
Balanced
reporting
>

Where comprehensive reporting of all Exploration Results

is not practicable,
representative reporting of both low and high grades

and/or widths should be
practiced to avoid misleading reporting of Exploration

Results.
>

All of the available, qualified exploration data has

been included within the
tabulations, maps, and diagrams for this TRS.
>

Both coal thickness and quality data are deemed

by MM&A to be reasonably
sufficient within the resource areas. Therefore, there is a

reasonable level of
confidence in the geologic interpretations required for

coal resource determination
based on the available data and the techniques applied

to the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Other substantive
exploration data
>

Other exploration data, if meaningful and material,

should be reported
including (but not limited to): geological observations;

geophysical survey
results; geochemical survey results; bulk samples –

size and method of
treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or

contaminating substances.
>

Informational material available from the U.S. Geological

Survey and the respective
State Surveys was used to assist in the Resource

estimate.

Further work
>

The nature and scale of planned further work (e.g.

tests for lateral extensions
or depth extensions or large-scale step-out drilling).
>

Diagrams clearly highlighting the areas of possible

extensions, including the
main geological interpretations and future drilling areas,

provided this
information is not commercially sensitive.
>

Further work is expected to include additional exploration,

geotechnical testing,
coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 7
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database
integrity
>

Measures taken to ensure that data has not been

corrupted by, for

example,
transcription or keying errors, between its initial collection and its use for
Mineral Resource estimation

purposes.
>

Data validation procedures

used.
>

MM&A confirmed coal seam thickness and correlations

in databases used for coal
deposit modelling.

Representative records were spot-checked for

data entry
validation.

>

Geophysical logs were used wherever available

to assist in confirming the seam
correlation and to verify proper seam thickness measurements and recovery of coal
samples.
Site visits
>

Comment on

any site

visits undertaken

by the

Competent Person and the
outcome of those visits.
>

If no

site visits

have been

undertaken indicate why

this is the case.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Geological
interpretation
>

Confidence in (or conversely,

the uncertainty

of) the geological interpretation

of
the mineral deposit.
>

Nature of the data used and of

any assumptions made.
>

The effect,

if any,

of alternative interpretations on

Mineral Resource estimation.
>

The use of geology in guiding

and controlling Mineral Resource estimation.
>

The factors affecting continuity both

of grade and geology.
>

Due to the relative structural simplicity of the deposits

and the reasonable continuity
of the tabular coal beds, the principal geological

interpretation necessary to define
the geometry of the coal deposits is the proper

modeling of their thickness and
elevation.

>

Both coal thickness and quality data are deemed

by MM&A to be reasonable within
the resource areas.

>

Therefore, there is a reasonable level of confidence

in the geologic interpretations
required for coal resource determination based on

the available data and the
techniques applied to the data.
Dimensions
>

The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral Resource.
>

The subject coal resource areas mostly exist in

discreet, individual deposits of highly
variable dimensions, shapes and depth below the

ground surface.
>

Such factors are best depicted in the maps contained

in the TRS.
>

Details of the parameters are cited within the

TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling
techniques
>

The nature and appropriateness of the estimation technique(s) applied and key assumptions, including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If a computer assisted estimation method was chosen include a description of computer software and

parameters used.
>

The availability of check estimates, previous estimates and/or mine production records and whether the Mineral Resource estimate takes

appropriate account
of

such data.
>

The assumptions made regarding

recovery of by-products.
>

Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological
modelling software in the form of Microsoft
®

Excel files incorporating, drill hole
collars, seam and thickness picks, bottom seam elevations

and raw and washed coal
quality. These data files were validated prior to importing into the software.
>

Once imported, a geologic model was created.
>

The geological model was verified and reviewed.

>

Resources were estimated by defining seam thickness

at each point of observation
and by defining resource confidence arcs around

the points of observation.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Criteria JORC Code explanation Commentary
>

Estimation of deleterious elements or other non-grade variables of economic significance (e.g. sulphur for acid mine drainage characterisation).
>

In the case

of block model interpolation, the

block

size in relation to the
average sample spacing and the search employed.
>

Any assumptions behind modelling of

selective mining units.
>

Any assumptions about

correlation between variables.
>

Description of how the

geological interpretation was used to control the
resource estimates.
>

Discussion of basis for using or not

using grade cutting or capping.
>

The process of validation, the

checking process used, the comparison of model
data to drill hole data, and

use of reconciliation data if available.
>

Points of observation for Measured and Indicated

confidence arcs were defined for
all drill holes that intersected the seam.

>

As prescribed by the common United States

classification system the following
distances from points of observation were used

to define the corresponding
Resource category arcs:
-

Inferred Resources – greater than 3,960 feet (1.2

kilometers) but less than 15,840
feet (4.8 kilometers)
-

Indicated Resources – 3,960 feet (1.2 kilometers)
-

Measured Resources – 1,320 feet (0.4 kilometers)
>

The use of the standards commonly used in the

United States are appropriate and
customary for this resource jurisdiction and deposition

type.
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
Moisture
>

Whether the tonnages are estimated on a dry basis

or with natural moisture,
and the method of determination of the moisture

content.
>

Coal resource tonnes are presented on a dry, in-situ basis.
>

Reserve tonnes are presented on a moist basis at

anticipated product moisture
ranging from 4.0 to 6.0 percent. Moisture content

based on historic analyses of
shipped coal.
Cut-off
Parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the

TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and other mining

operations of the Central Appalachian
coal basin.

This experience includes technical and economic

evaluations of
numerous properties in the region for the purposes

of determining the economic
viability of the subject coal reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Criteria JORC Code explanation Commentary
Mining factors or
assumptions
>

Assumptions made regarding possible mining methods,

minimum mining
dimensions and internal (or, if applicable, external) mining dilution.

It is always
necessary as part of the process of determining

reasonable prospects for
eventual economic extraction to consider potential

mining methods, but the
assumptions made regarding mining methods and parameters

when estimating
Mineral Resources may not always be rigorous.

Where this is the case, this
should be reported with an explanation of the

basis of the mining assumptions
made.
>

Mining factors such as dilution, mining and washing

recovery are variable and have
been applied at the coal deposits at each operation

based on site-specific
characteristics.
>

Details of the factors are cited within the TRS.
>

Factors that would typically preclude conversion of a

coal resource to coal reserve
include the following: inferred resource classification;

absence of coal quality; poor
mine recovery; lack of access; insufficient exploration; or

uncontrolled surface
property for areas of proposed for surface mining.

>

While such factors were used to preclude the conversion

of a very limited number of
coal resources to coal reserves in this report,

the extensive history of mining on the
Properties would suggest that there are reasonable prospects for eventual economic
extractions of all coal resources under favorable

market conditions.
Metallurgical
factors or
assumptions
>

The basis for assumptions or predictions regarding

metallurgical amenability. It
is always necessary as part of the process of

determining reasonable prospects
for eventual economic extraction to consider potential

metallurgical methods,
but the assumptions regarding metallurgical treatment

processes and
parameters made when reporting Mineral Resources may

not always be
rigorous. Where this is the case, this should be reported

with an explanation of
the basis of the metallurgical assumptions made.
>

The products mined from coal resources controlled by

Coronado can be sold into
high-, mid-, and low-volatile metallurgical coal markets

because of their inherent
quality characteristics.

>

Run-of-mine production is washed at the coal preparation

plants as needed for
quality control.

>

Coronado may blend production from multiple

sources to manage ash and sulfur
content along with the rheological and petrographic

characteristics of the shipped
products.

Environmental
factors or
assumptions
>

Assumptions made regarding possible waste and

process residue disposal
options. It is always necessary as part of the process

of determining reasonable
prospects for eventual economic extraction to consider

the potential
environmental impacts of the mining and processing

operation.

While at this
stage the determination of potential environmental impacts,

particularly for a
greenfields project, may not always be well advanced,

the status of early
consideration of these potential environmental impacts

should be reported.
Where these aspects have not been considered

this should be reported with an
explanation of the environmental assumptions made.
>

MM&A completed a Limited Phase I Environmental Site

Assessment (ESA) on the
Buchanan property in April 2016, and on the Logan

County and Greenbrier
Properties in May 2017 on behalf of Coronado.

Coronado reports not having
conducted such a study since the MM&A studies.

>

The ESAs completed by MM&A included a site inspection,

review of historical
records, a database search of State and Federal

regulatory records and interviews to
identify potential recognized environmental conditions (RECs)

that may create
environmental liability for the sites.

>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel near
a fueling and maintenance area.

Coronado reported to MM&A that satisfactory
clean-up efforts were completed at Greenbrier.

>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry

record of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
Bulk density
>

Whether assumed or determined. If assumed, the

basis for the assumptions. If
determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness

of the samples.
>

The bulk density for bulk material must have been

measured by methods that
adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>

Discuss assumptions for bulk density estimates

used in the evaluation process
of the different materials.
>

Laboratory derived seam densities measured in

specific gravity were used where
available.

As needed, these data were supplemented by estimated

seam density
values based on the relative proportion of

coal and non-coal material within the seam
(typically at 1.30 and 2.25 specific gravity, respectively).
>

Average seam density was determined for each coal deposit

and used to convert
coal volumes into coal tonnage estimates.
Classification
>

The basis for the classification of the Mineral Resources

into varying confidence
categories.
>

Whether appropriate account has been taken

of all relevant factors (i.e. relative
confidence in tonnage/grade estimations, reliability

of input data, confidence in
continuity of geology and metal values, quality, quantity and distribution of the
data).
>

Whether the result appropriately reflects the

Competent
>

Person’s view of the deposit.
>

The Resource has been classified based on suitable

distances from points of
observations prescribed in the common United States

classification system.
>

The use of the United States standards is appropriate

and customary for this
resource jurisdiction and deposition type.
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
>

All relevant factors have been accounted for and

reflect the Competent Person’s
view of the deposit.
Audits or reviews
>

The results of any audits or reviews of Mineral

Resource estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A
also subsequently updated the estimate of resources

and reserves for depletion as
of December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado
based on U.S. Securities and Exchange Commission

(SEC) Industry Guide 7 and
USGS Circular 891 standards.

>

Earlier audits were performed by various independent

consultants for predecessors-
in-title to Coronado and at various levels of detail

depending on the clients concerns
and the allotted time for completion.

Previous audits and reviews defined the
primary coal resource areas and estimated the recoverable

tonnes for each seam
based on the expected mining methods.

>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative
accuracy/
confidence
>

Where appropriate a statement of the relative accuracy

and confidence level in
the Mineral Resource estimate using an approach

or procedure deemed
appropriate by the Competent Person. For example,

the application of statistical
or geostatistical procedures to quantify the relative

accuracy of the resource
within stated confidence limits, or, if such an approach is not deemed
>

The relative accuracy of and confidence in the coal

tonnage and quality estimates
provided herein are judged to be in conformance

with current industry best-practices.
>

The representation of average coal quality characteristics

should be understood to
represent a reasonably representative sampling

that is generally indicative of coal
quality and does not represent a statistically rigorous

approach to coal quality
modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 11
Criteria JORC Code explanation Commentary
appropriate, a qualitative discussion of the factors that

could affect the relative
accuracy and confidence of the estimate.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

These statements of relative accuracy and confidence

of the estimate should be
compared with production data, where available.
>

Resource estimation has been completed using standard

coal estimation methods
which are deemed appropriate for this deposit.
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>

Description of the Mineral Resource estimate used

as a basis for the
conversion to an Ore Reserve.
>

The coal resource estimate was prepared

as part of the report Coronado Global
Resources Inc. Statement of Coal Resources and

Reserves in Accordance with
JORC Code and United States SEC Standards

as of December 31, 2021 –
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and
Pennsylvania, USA – February 2022 prepared

by MM&A.
>

The resource estimation criteria were developed by

MM&A based on the capabilities
of the mining equipment used within the production

model and on industry-accepted
standards to assure that the basic geologic characteristics

of the coal resources are
in reasonable conformity with those to be mined and

marketed by Coronado.
>

Clear statement as to whether the Mineral Resources

are reported additional
to, or inclusive of, the Ore Reserves.
>

Coal resources generally are reported inclusive of

the coal reserves.

In some
cases, resources are reported in addition to

coal reserves.

Tables 1-1 and 11

-3 of
the TRS clearly identify resources “inclusive of mine

plan” from which coal reserves
were estimated along with those resources “exclusive

of mine plan” from which no
reserves were estimated.

Site visits

>

Comment on any site visits undertaken by the

Competent Person and the
outcome of those visits.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Study status

>

The type and level of study undertaken to

enable Mineral Resources to be
converted to Ore Reserves.
>

A preliminary feasibility LOM plan was prepared by

MM&A for active and proposed
mines.

>

The Code requires that a study to at least Pre-Feasibility

Study level has been
undertaken to convert Mineral Resources to Ore

Reserves. Such studies will
have been carried out and will have determined a

mine plan that is technically
achievable and economically viable, and that material

Modifying Factors have
been considered.
>

This geologic evaluation conducted in accordance

with JORC and SEC standards
and in conjunction with the preliminary feasibility

study is sufficient to conclude that
the surface, highwall miner and underground

coal reserves identified on the
Properties are economically mineable under reasonable

expectations of market
prices for thermal and metallurgical coal products, estimated operation costs, and
capital expenditures.
>

The pre-feasibility financial models, prepared by MM&A

for this TRS, was developed
to test the economic viability of each coal resource

area.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 12
Criteria JORC Code explanation Commentary
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
Cut-off parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the TRS and

included in the table of Cut-
off Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and are typical of

mining operations in the Central
Appalachian coal basin.

This experience includes technical and economic
evaluations of numerous properties in the region

for the purposes of determining the
economic viability of the subject coal reserves.
Mining factors or
assumptions

>

The method and assumptions used as reported

in the Pre-Feasibility or
Feasibility Study to convert the Mineral Resource to an

Ore Reserve (i.e. either
by application of appropriate factors by optimisation

or by preliminary or
detailed design).
>

After validating coal seam data and establishing

correlations, the thickness and
elevation for seams of economic interest were used

to generate a geologic model.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas.
>

The choice, nature and appropriateness of the selected

mining method(s) and
other mining parameters including associated design

issues such as pre-strip,
access, etc.
>

The room-and-pillar mining method was selected to

model the underground mining
resources, utilizing continuous miners for coal extraction,

shuttle cars for production
section haulage and roof bolters for roof control,

with the exception that the
Buchanan Mine also uses longwall shearers, armored

face conveyors, and
hydraulic self-advancing roof support.

The resource areas located above drainage
are relatively small and often have irregular

boundaries.
The Buchanan Mine in
Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>

The Coronado underground mining resource areas

which are located above-
drainage require an access road and mine access

development along the outcrop,
whereas below-drainage mines are accessed via shaft or

slope based on other
proposed surface infrastructure locations and/or surface

property control.

>

The surface mining method selected utilizes highly productive hydraulic shovels,
front-end loaders, large tractors and rock trucks

for overburden removal.

The
mobile equipment spreads adapt readily to winding

coal outcrops for contour
surface mining and are effective for point-removal and area

mining applications.
>

Application of highwall and auger mining units

is an effective method to recover coal
resources not suitable for underground mining and under

excessive cover for
surface mining.
>

The assumptions made regarding geotechnical parameters

(e.g. pit slopes,
stope sizes, etc.), grade control and pre-production

drilling.
>

Mining plans for potential underground mines were

developed by MM&A.

Pillar
stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS )

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 13
Criteria JORC Code explanation Commentary
program that was developed by the National Institute for Occupational Safety and Health ( NIOSH )
.

>

Coronado must obtain approved mining plans from
United States Department of
Labor Mine Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during

contour and area mining.

MM&A’s
planning model does not require input of specific

highwall design parameters, but
provides for timing of mining within mine plan polygons

that is representative of the
operation performance attained at Central Appalachia

surface mines.
>

Highwall and auger mining is conducted under highwalls

designed and constructed
to meet MSHA permit requirements.

To better assure highwall stability and safety
during highwall coal extraction, MSHA requires that

coal fenders, or stumps, be left
in place between successive cuts. Periodic barrier pillars

must be left in place as an
additional safeguard.

MM&A has adjusted the expected mining recovery

for
highwall and auger mining resources to reflect

highwall stability and safety
requirements.
>

The major assumptions made and Mineral Resource

model used for pit and
stope optimisation (if appropriate).
>

Underground Mining Resources:

For metallurgical resources, minimum coal seam
thickness extends down to between 0.6 and 1.2

meters and a minimum overburden
(depth of cover) of 30.5 meters.

A 61-meter horizontal distance is maintained from
abandoned mines and sealed or pillared areas,

and a 30-meter horizontal distance
is maintained from planned highwall miner panels.

Mine recovery is reduced when
a rider coal seam is present within a 1.5- to 3.0-meter

interval above the coal seam.

No mining is projected when the interval between

overlying and underlying reserves
is less than 12 meters.
>

Surface Mining Resources:

For classification as a surface-mineable resource, a
seam must be at least 0.3 meters in thickness

as a stand-alone (principle) seam
and 0.15 meters in thickness when less than

0.8 meters from a principle seam.

The
maximum cumulative area mining strip ratio is generally

20:1 for thermal coal and
30:1 for metallurgical coal.

Some areas were assessed for their economic viability
at higher ratios, and were included as reserves

if deemed economic.

For contour
surface mining, a minimum of 38-meter bench is

provided to support HWM.
>

HWM and Auger Mining Resources: HWM cut depth (penetration)

is established at
a maximum of 244 meters.

The minimum mineable coal thickness is limited

at 0.6
meters. For coal seams less than 0.8 meters

thick, roof and/or floor characteristics
must allow OSD cutting to maintain a 0.8-meter

minimum cutting height.
Auger
mining cut depth is established at an average

of 91 meters.

The minimum mineable
coal thickness is limited at 0.5 meters.
>

The mining dilution factors used.
>

Underground Mining Reserves:

The planning model assigns minimum mining
heights of 1.4 to 1.8 meters for mains and panel

development.

At the Buchanan
Mine, a minimum mining height of 1.8 meters

was used due to the longwall mining
method being employed.

For coal seams thinner than the assigned mining

height,
the difference between the coal seam height and assigned

mining height consists of
OSD.

In all cases a minimum of 0.05 meters

of OSD was assumed, with the
exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
Criteria JORC Code explanation Commentary
>

Surface Mining Reserves:

Area mining is generally limited to a cumulative
overburden ratio of 30:1 and a 15:1 ratio for

contour mining.

Exceptions were
considered for mining of metallurgical grade coal where

deemed economical.

It is
assumed that careful cleaning of exposed coal pits will

result in minimal OSD.
>

HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting
height is a minimum of 76 to 99 centimeters

for clearance purposes.

When the coal
seam is less than 76 to 99 centimeters thick, OSD

assumed and included in the
ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be

chosen based on the coal seam
thickness and that OSD will be minimal.
>

The mining recovery factors used.
>

Underground Mining Reserves:

Mine recovery generally varies between 40 and

60
percent for continuous mining panels, and 100

percent for longwall.
>

Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining
recovery is reduced where second mining is

projected in previously underground
and auger mined areas.
>

HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied
for HWM.
A mine recovery of 35 percent has been

applied for auger mining.
>

Any minimum mining widths used.
>

Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>

The manner in which Inferred Mineral Resources

are utilised in mining studies
and the sensitivity of the outcome to their inclusion.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
>

Mine plan LOM tonnage includes inferred coal and

those areas that do not meet the
minimum coal thickness requirement for classification as

reserve.

Inferred coal
represents approximately 0.6% of the LOM production

for Mon Valley and 0.04% of
the total LOM production for Logan.

None of this coal was included in the estimate
of reserves

>

The infrastructure requirements of the selected mining

methods.
>

Underground Mining Resources:

The continuous mining method provides for the
extraction of coal from the production faces using

continuous miners (and longwall
shearing machine at Buchanan) and haulage using

shuttle cars or battery haulers to
a feeder-breaker located at the tail of the section

conveyor belt.

The feeder-breaker
crushes large pieces of coal and rock and regulates

coal feed onto the mine
conveyor.

A chain conveyor is used to remove coal from

the longwall face at the
Buchanan Mine for placement onto the conveyor belt

which is ultimately delivered to
an underground storage bunker.

Roof-bolting machines are used to install roof
bolts, and battery scoops are available to clean the

mine entries and assist in
delivery of mine supplies to work areas.

Surface ventilation fans are installed as
needed to provide a sufficient volume of air to ventilate production sections, coal
haulage and transport entries, battery charging stations,

and transformers in
accordance with approved plans.
>

Coronado currently operates three coal preparation

plants, one each at the
Buchanan, Logan County and Greenbrier Divisions.

The Buchanan Plant operates

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Criteria JORC Code explanation Commentary
at a feed rate of approximately 907 raw tonnes

per hour (
tph ), whereas the
Saunders Plant (Logan County Division) has a nominal

feed rate of 816 tph, and the
Mountaineer Plant (Greenbrier Division) operates

at 544 tph.
MM&A has included
capital estimates for construction of additional

coal preparation plants at the Russell
County and Mon Valley Complex for the purposes of this TRS.

>

Surface Mining Resources: The surface mining

mobile equipment spreads advance
the contour and area mining pits while systematically

reclaiming the trailing side of
pits where coal has been removed.

The coal haul roads are extended and
maintained as the pits advance.

Support facilities are maintained nearby but

away
from the active mining, and include storage areas

for blasting agents, fuel and
lubricants, and mine supplies along with maintenance

facilities and offices.

Most of
the surface mine production is transported to a loading

point for crushing, blending
and direct-shipment to customers.

>

HWM and Auger Resources: The HWM equipment advances

along with the contour
mining pits.

The rate of advance of the contour mining

is governed by the
advancement rate of the HWM.

A diesel-powered generator trails the highwall
miner and powers the continuous mining unit.

Other support facilities are provided
along with the contour mining support facilities.

HWM production is all transported
by truck to the coal preparation plant for washing.
Metallurgical
factors or
assumptions

>

The metallurgical process proposed and the appropriateness

of that process to
the style of mineralisation.
>

Coarse material is washed in a heavy medium

vessel.

Intermediate-size material is
washed in heavy medium cyclones.

Fine material is washed using conventional
froth flotation cells.
>

Whether the metallurgical process is well-tested technology

or novel in nature.
>

Processes are typical of those used in the

coal industry and are in use at adjacent
coal processing plants.
>

The nature, amount and representativeness of metallurgical

test work
undertaken, the nature of the metallurgical domaining applied and the
corresponding metallurgical recovery factors applied.
>

The quality characteristics for the subject coal resources

and coal reserves have
been reviewed in detail by MM&A.

The drill hole data were utilized to develop
average coal quality characteristics mining site.

These average coal quality
characteristics were then utilized as the basis for determining the various markets
into which the saleable coal will likely be placed.
>

Any assumptions or allowances made for deleterious

elements.
>

No significant effects on product quality are anticipated

from dilution material; float
product quality was used to model final product

quality.
>

The existence of any bulk sample or pilot scale

test work and the degree to
which such samples are considered representative of

the orebody as a whole
>

No bulk sample or pilot scale work has been completed.
>

For minerals that are defined by a specification,

has the ore reserve estimation
been based on the appropriate mineralogy to meet

specifications?
>

Notwithstanding the complexity of the coal quality data set,

the seams of the central
and northern Appalachian coalfields have a long history

of providing both high-Btu
thermal coals and high-, mid- and low-volatile coking

coals with favorable
metallurgical properties.
Environmental

>

The status of studies of potential environmental impacts

of the mining and
processing operation. Details of waste rock characterisation and the
consideration of potential sites, status of design options

considered and, where
>

MM&A completed a Limited Phase I Environmental Site

Assessment (
ESA ) on the
Buchanan property

in April 2016, and on the Logan County

and Greenbrier
Properties in May 2017 on behalf of Coronado.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Criteria JORC Code explanation Commentary
applicable, the status of approvals for process residue

storage and waste
dumps should be reported.
>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel
near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory
clean-up efforts were completed at Greenbrier.
>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry

record of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.
Infrastructure

>

The

existence

of

appropriate

infrastructure:

availability

of

land

for

plant
development, power,

water,

transportation (particularly

for bulk

commodities),
labour,

accommodation;

or

the

ease

with

which

the

infrastructure

can

be
provided or accessed.
>

Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine
Complex); Coronado also controls the idle Midland

Surface Mine at the Greenbrier
Mine Complex.

>

Coronado operates five underground mines as follows:

Buchanan Mine at the
Buchanan Mine Complex; Powellton #1, Eagle No. 1,

Muddy Bridge and Lower War
Eagle Mines in the Logan Mine Complex; the Mountaineer

#1 Mine at the
Greenbrier Mine Complex is currently idle.
>

All ROM production is currently planned for either

truck transportation from the
mines to the processing or shipping facilities, or

in some cases there is either a
current or planned mine mouth preparation plant and

barge/rail loading facility.

>

There is a network of public highways that provide

serviceable coal haul routes and
private, internal roads on the Properties would

be developed as may be needed.

Rail service to the Properties is most readily

provided by NS and CSX
with
connections to both domestic consumers and international

trans-shipment points.

NS track is located across the Monongahela

River from the proposed Pangburn
Hollow load-out facility.

Coal would be shipped to customers via barge

and rail and
sold as both metallurgical and thermal products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
Criteria JORC Code explanation Commentary
Costs

>

The derivation of, or assumptions made, regarding

projected capital costs in
the study.
>

The methodology used to estimate operating costs.
>

Coronado provided historical and 5-year budget operating

costs for its active mines
for MM&A’s review.

MM&A used the historical and/or budget cost

information as a
reference and developed personnel schedules for

each mine.

Hourly labor rates
and salaries were based upon information contained

in Coronado’s financial
summaries.

Fringe benefit costs were developed for vacation

and holidays, federal
and state unemployment insurance, retirement, workers’

compensation and
pneumoconiosis, casualty and life insurance, healthcare

and bonuses.

A cost factor
for mine supplies was developed that relates expenditures

to mine advance rates for
roof control costs and other mine supply costs at

underground mines.

Other factors
were developed for maintenance and repair costs,

rentals, mine power, outside
services and other direct mining costs
>

Surface mine direct operating costs were developed

as a function of overburden
ratio for repair and maintenance supplies, diesel

fuel, explosives and blasting, and
miscellaneous supplies and services.

Operating costs for highwall mines are based
on costs per ROM tonne estimates.

Other cost factors were developed for

coal
preparation plant processing, refuse handling,

coal loading, trucking, property taxes,
and insurance and bonding.

Appropriate royalty rates were assigned for production
from leased coal lands and sales taxes were calculated

for state severance taxes,
the federal black lung excise tax, and federal and

state reclamation fees.
>

Capital schedules were developed by MM&A for mine

development, infrastructure,
and on-going capital requirements for the life of

each projected mine.
>

Staffing levels were prepared and operating costs estimated

by MM&A for each
projected mine.

MM&A utilized historical cost data provided by Coronado

and its
own knowledge and experience to estimate direct

and indirect operating costs.

>

Allowances made for the content of deleterious elements.
>

No allowances have been made for deleterious

elements; no impact to quality from
deleterious elements is anticipated.
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal minerals and co- products.
>

Coronado provided MM&A with price forecasts for all

Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

Derivation of transportation charges.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Criteria JORC Code explanation Commentary
>

The basis for forecasting or source of treatment and

refining charges, penalties
for failure to meet specification, etc.
>

MM&A utilized historical cost data provided by

Coronado and its own knowledge
and experience to estimate direct and indirect operating

costs.

All ROM production
is currently planned for either truck transportation from

the mines to the processing
or shipping facilities, or in some cases there is either

a current or planned mine
mouth preparation plant and barge/rail loading facility.
>

The allowances made for royalties payable, both

Government and private.
>

Appropriate royalty rates were assigned for production

from leased coal lands and
sales taxes were calculated for state severance taxes,

the federal black lung excise
tax, and federal and state reclamation fees.
Revenue factors

>

The derivation of, or assumptions made regarding

revenue factors including
head grade, metal or commodity price(s) exchange

rates, transportation and
treatment charges, penalties, net smelter returns, etc.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward estimates

based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal metals, minerals and co-products.
>

Coal sales prices as defined above.

All reported reserves are on a marketable
basis.
Market assessment

>

The demand, supply and stock situation for the particular

commodity,
consumption trends and factors likely to affect supply and

demand into the
future.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

A customer and competitor analysis along with the identification of likely market
windows for the product.
>

All of the mine production serves metallurgical and thermal

markets.

The
metallurgical coal is marketed as high-volatile (typically

28 percent or greater volatile
matter content); mid-volatile (typically 23- to 27-percent

volatile matter content) and
low-volatile (typically less than 23 percent volatile

matter content) products.
>

Raw ROM production that requires washing is

currently processed through
Coronado owned and operated coal preparation

plants.

>

ROM coal that does not require further processing

is delivered directly to the loading
points for sizing and delivery to customers.

Coronado has access to two rail-loading
points serviced by the Norfolk Southern Corporation ( NS )

and two rail-loading
points serviced by CSX Corporation ( CSX ) .
>

Price and volume forecasts and the basis for these

forecasts.
>

Carlson Mining 2020
®

was used by MM&A to generate mine

plans for underground-
and surface-mineable coal seams.

Underground mine plans were sequenced
based on productivity schedules provided by Coronado,

which were based on
historically achieved productivity levels.

Surface mine plans were generated under
productivity assumptions (bank cubic yard per shift) as

provided by Coronado and
reviewed by MM&A, again based heavily on productivity

levels achieved by
Coronado.

All production forecasting ties assumed production

rates to geological

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Criteria JORC Code explanation Commentary
models as constructed independently by MM&A’s team of geologists and mining engineers.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
Economic

>

The inputs to the economic analysis to produce the

net present value (NPV) in
the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>

On an unlevered basis, the NPV of the project

cash flows after taxes was estimated
for the purpose of classifying coal reserves.

The project cash flows, excluding debt
service, are calculated by subtracting direct and indirect

operating expenses and
capital expenditures from revenue.

Direct costs include labor, drilling and blasting,
operating supplies, maintenance and repairs, facilities costs for materials handling,
coal preparation, refuse disposal, coal loading, sampling

and analysis services,
reclamation and general and administrative costs.

Indirect costs include statutory
and legally agreed upon fees related to direct

extraction of the mineral.

The indirect
costs are the Federal black lung tax, Federal

and State reclamation taxes, property
taxes, local transportation prior to delivery at

rail or barge loading sites, coal
production royalties, sales and use taxes, income

taxes and State severance taxes.
Coronado’s historical costs provided a useful reference

for MM&A’s cost estimates.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

All costs and prices are based on 2021 nominal United

States dollars.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas, which is projected

for the year 2099.
>

The all-mines average cash cost ranges between approximately

$56 and $311 per
tonne for most of the operating period.
>

NPV ranges and sensitivity to variations in the

significant assumptions and
inputs.
>

An estimate of NPV at a base discount rate of

10.0% was included in Section 19 of
the TRS.
>

NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was
estimated to be $1.580 billion, $89.7 million, $287.3

million, $611.3 million and
$66.0 million, respectively.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Criteria JORC Code explanation Commentary
>

The sensitivity study shows the NPV at the 10.0%

discount rate when Base Case
sales prices, operating costs, and capital costs are

increased and decreased in
increments of 5% within a +/- 15% range.

Social

>

The status of agreements with key stakeholders

and matters leading to social
license to operate.
>

Portions of the properties are located near

local communities.

Regulations prohibit
mining activities within 91 meters of a residential

dwelling, school, church, or similar
structure unless written consent is first obtained from

the owner of the structure.

Where required, such consents have been obtained

where mining is proposed
beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>

Any identified material naturally occurring risks.
>

No material naturally occurring risks have been identified.
>

The status of material legal agreements and

marketing arrangements.
>

The Coronado coal resources are located in Buchanan,

Russell and Tazewell
Counties, Virginia; Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties,
West Virginia; Allegheny, Washington and Westmoreland Counties, Pennsylvania.
>

MM&A has not carried out separate title verification for

the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent to
the subject resources.
>

Coronado has represented to MM&A that it controls the

mining rights to the reserves
as shown on its property maps, and MM&A

has accepted these as being a true and
accurate depiction of the mineral rights controlled

by Coronado.

The TRS assumes
the properties are developed under responsible and

experienced management.
>

The status of government agreements and approvals

critical to the viability of
the project, such as mineral tenement status and

government and statutory
approvals. There must be reasonable grounds

to expect that all necessary
Government approvals will be received within the

timeframes anticipated in the
Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part

on which extraction of the
reserve is contingent.
>

Coronado has obtained all mining and discharge permits

to operate 34 underground
mines, 13 surface mines, and 18 processing, loadout

or related facilities.

MM&A is
unaware of any obvious or current Coronado

permitting issues that are expected to
prevent the issuance of future permits.

Coronado, along with all Central and
Northern Appalachian basin coal producers, is

subject to a level of uncertainty
regarding future clean water permits due to United States Environmental
Protection Agency ( EPA )

involvement with state programs.
Classification

>

The basis for the classification of the Ore Reserves

into varying confidence
categories. Whether the result appropriately reflects

the Competent Person’s
view of the deposit. The proportion of Probable

Ore Reserves that have been
derived from Measured Mineral Resources (if

any).
>

Measured and indicated resources have been

converted to proved and probable
reserves, respectively.
>

None of the probable coal reserves have been

derived from measured resources.
>

In a limited number of cases where there was

only very limited data available to
demonstrate the metallurgical suitability of a given

coal deposit, that deposit was
classified as a probable reserve instead of a

proved reserve.
>

The results of this TRS define an estimated total

initial ROM recoverable ore (coal)
reserve estimate of 556 million tonnes for Coronado

as follows:
a)

Buchanan =

160 Mt
b)

Logan

=

137 Mt
c)

Greenbrier=

12 Mt
d)

Russell =

50 Mt

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Criteria JORC Code explanation Commentary
e)

Mon Valley =

197 Mt

>

Coronado controls a total of 342 Mt (moist basis)

of marketable coal reserves for
Coronado as of December 31, 2021.

Of that total, 72 percent are proved, and

28
percent are probable.

Total reserves by complex are as follows:
a)

Buchanan =

98 Mt
b)

Logan

=

73 Mt
c)

Greenbrier=

7 Mt
d)

Russell =

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews
>

The results of any audits or reviews of Ore

Reserve estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A
also subsequently updated the estimate of resources

and reserves for depletion as
of December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado
based on U.S. Securities and Exchange Commission ( SEC )

Industry Guide 7
standards.

Earlier audits were performed by various

independent consultants for
predecessors-in-title to Coronado and at various

levels of detail depending on the
clients concerns and the allotted time for completion.

Previous audits and reviews
defined the primary coal resource areas and estimated

the recoverable tonnes for
each seam based on the expected mining methods.
>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative accuracy/
confidence

>

Where appropriate a statement of the relative accuracy

and confidence level in
the Ore Reserve estimate using an approach

or procedure deemed appropriate
by the Competent Person. For example, the application

of statistical or
geostatistical procedures to quantify the relative accuracy

of the reserve within
stated confidence limits, or, if such an approach is not deemed appropriate, a
qualitative discussion of the factors which could affect the relative accuracy
and confidence of the estimate.
>

Operations on the Properties by Coronado and

its predecessors have been on-
going for many years.

>

MM&A is confident that the mine plans and

financial models are reasonably
representative to provide an accurate estimation of

coal reserves.
>

Mine development and operation have not been optimized

within the TRS.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost), marketing, legal,

environmental,
socioeconomic, and regulatory factors on a global

scale as current local data
reflects the global assumptions.
>

Accuracy and confidence discussions should extend to

specific discussions of
any applied Modifying Factors that may have

a material impact on Ore Reserve
viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado

mines and future resource development
are summarized below:
>

Mine Accidents
>

Highwall Failure.

Highwall failures are likely to result in

a temporary mine closure
and should not have a material impact on the

mine sustainability.

The risk is
considered to be probable.

>

Adverse Geological Conditions.

Adverse geological conditions include such
conditions as faults and sandstone washes.

The risk is considered to be probable.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Criteria JORC Code explanation Commentary
The impact is expected to be temporary with

little material impact on mine
sustainability.
>

Environmental Risk.

Numerous federal and state permits are required

to operate
coal mines and mine surface facilities. Permitting rules

are complex and may
change over time, making compliance difficult or impossible.
>

Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject
to modification.

The probability of water quality changes having

a material impact
on mine operations is possible.

As a contemporary example, the selenium
discharge issue that affects western Canadian and Central Appalachian

Basin
operators has only recently emerged as a concern

and its ultimate impact has not
been determined.
>

New Permits.

Permit protests by environmental groups and

individuals can
contribute to permit delays or denial and increase

the cost of permitting and delay
development.

Surface mining activities, coal refuse disposal and

construction of
access roads in mountainous terrain often require

storage of material in valley fills.

Authority to dispose of fill material into waters of

the United States must be granted
by the
United States Army Corps of Engineers

(
COE )
.

COE permits are
increasingly difficult to obtain.
>

Regulatory Requirements.

Adverse impact from regulatory changes is

considered
to be probable.

The impact will likely affect the broader industry

and is not expected
to result in mine closure.
>

Market Risk.

Metallurgical and thermal coal markets ultimately depend

upon the
global steel and thermal coal demand and are

considered to be volatile.

Currently,
the US coal market has seen a decline

in demand for thermal coal due to thermal
plant closures, as a result of new air and

water pollution regulations, and
competition from other commodities used for power

generation such as natural gas.

This has resulted in an overall decline in CAPP

coal production.

Continued
regulatory changes and declining demand could result

in material changes in
domestic and global coal markets.

The impact cannot be predicted at this time;
however, while MM&A expects the coal reserve within this TRS to remain
economically viable throughout the life of the projected

mines, the LOM financial
model is very sensitive to changes in coal sales

price and therefore market risk is
not insignificant.
>

Labor Risk.

Work stoppage due to organized labor protests

is considered to be
unlikely and not likely to lead to permanent mine

closure.

The mines are likely to
suffer the loss of key supervisors and skilled employees

due to retirement as the
workforce ages.

The problem is industry-wide and the impact

is expected to be
temporary and have no sustained impact on

coal production.
>

Availability of Equipment and Supplies.

Risk of equipment and supply availability is
likely to be temporary and should not have a sustained

adverse impact on the
production of coal.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
Criteria JORC Code explanation Commentary
>

Transportation Delay.

Interruption of coal transport services by river

or rail is
considered to be probable but unlikely to have a

sustained impact on coal
production.
>

It is recognised that this may not be possible or appropriate in all
circumstances. These statements of relative accuracy and

confidence of the
estimate should be compared with production data,

where available.
>

Mine plans, productivity expectations and cost estimates

generally reflect historical
performance and efforts have been made to adjust plans

and costs to reflect future
conditions.